UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of registrant as specified in its charter)
N/A

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MULLEN AUTOMOTIVE INC.
1405 Pioneer Street
Brea, California 92821
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 3, 2023
9:30 A.M. (Pacific Daylight Time)
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of MULLEN AUTOMOTIVE INC. (“Mullen,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held on August 3, 2023 at 9:30 a.m. Pacific Standard Time, in a virtual meeting format. You will be able to attend the meeting and vote online during the Meeting by accessing www.virtualshareholdermeeting.com/MULN2023 and follow the instructions provided to you with these proxy materials.
The annual meeting of stockholders is being held for the following purposes:
(1)
Proposal 1 — To elect two Class II Directors to serve for a three-year term ending as of the annual meeting in 2026;

(2)
Proposal 2 — To approve amendments to the Company’s 2022 Equity Incentive Stock Plan (the “2022 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 52,000,000 shares;

(3)
Proposal 3 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors;

(4)
Proposal 4 — To approve the conversion of Mullen Automotive Inc. from a Delaware Corporation to a Maryland Corporation;

(5)
Proposal 5 — To approve, on a non-binding advisory basis, the compensation of our named executive officers;

(6)
Proposal 6 — To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be every one, two or three years;

(7)
Proposal 7 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

(8)
Proposal 8 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $7 million in additional shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of the exercise price of the warrants;

(9)
Proposal 9 — To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2023;

(10)
Proposal 10 — To approve the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum; and

(11)
Proposal 11 — To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 22, 2023 as the record date for the Meeting and only holders of shares of record at that time will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof. A list of stockholders will be available at our offices at 1405 Pioneer Street, Brea, CA 92821 for a period of at least 10 days prior to the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 3, 2023: The 2023 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended September 30, 2022 are available at www.proxyvote.com

You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free Phone Number: (855) 305-0855
Email: info@okapipartners.com
By order of the Board of Directors
/s/ David Michery David Michery
Date: July 10, 2023	Chief Executive Officer

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
AUGUST 3, 2023 AT 9:30 A.M. (PACIFIC DAYLIGHT TIME)
This proxy statement is being furnished by Mullen Automotive Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders to be held on August 3, 2023, at 9:30 a.m. (Pacific Daylight Time) in a virtual meeting format at www.virtualshareholdermeeting.com/MULN2023.
We anticipate that this proxy statement and a full set of proxy materials relating to our Meeting be mailed to our stockholders commencing on or about July 11, 2023.
The purpose of the Meeting is to seek stockholder approval of the following proposals:
(1)
Proposal 1 — To elect two Class II Directors to serve for a three-year term ending as of the annual meeting in 2026 ;

(2)
Proposal 2 — To approve amendments to the Company’s 2022 Equity Incentive Stock Plan (the “2022 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 52,000,000 shares;

(3)
Proposal 3 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors;

(4)
Proposal 4 — To approve the conversion of Mullen Automotive Inc. from a Delaware Corporation to a Maryland Corporation;

(5)
Proposal 5 — To approve, on a non-binding advisory basis, the compensation of our named executive officers;

(6)
Proposal 6 — To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be every one, two or three years;

(7)
Proposal 7 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

(8)
Proposal 8 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $7 million in additional shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of the exercise price of the warrants;

(9)
Proposal 9 — To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2023;

(10)
Proposal 10 — To approve the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum; and

(11)
Proposal 11 — To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. The proxy statement and the Annual Report to Stockholders for the fiscal year ended September 30, 2022 are available at www.proxyvote.com.
Solicitation of Proxies
Our board of directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Okapi Partners LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reimbursement of related expenses. In addition to solicitation by mail and by Okapi Partners LLC, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.
Annual Report
Our annual report to stockholders for the fiscal year ended September 30, 2022, will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed annual report is not to be considered a part of the proxy-soliciting material.
Stockholders may also request a free copy of our Form 10-K for the fiscal year ended September 30, 2022 by writing to Secretary, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821.
Alternatively, stockholders may access our 2022 Form 10-K on the Company’s website located at https://investors.mullenusa.com/financials#sec. We will also furnish any exhibit to our 2022 Form 10-K, if specifically requested.
Voting Requirements & Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:
(1)
you may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

(2)
you may vote electronically by accessing the website located at www.proxyvote.com and following the on-screen instructions; or

(3)
you may vote by using a telephone at 1 (800) 690-6903 and following the voting instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.
Record Date; Voting
Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), and Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock and collectively, the “Preferred Stock”), at the close of business on June 22, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes.
As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	643,376,440	One/share	643,376,440
Series A Preferred Stock	1,037	1,000/share	1,037,000
Series B Preferred Stock	0	One/share voting on an as-converted basis	0
Series C Preferred Stock	1,210,056	One/share voting on an as-converted basis	48,403
Series D Preferred Stock	363,097	One/share only on the Conversion Proposal	363,097 votes only on the Conversion Proposal
Common Stock.   Holders of our Common Stock are entitled to one vote for each share of Common Stock held of record at the close of business on the Record Date.
Series A Preferred Stock.   Holders of our Series A preferred stock (“Series A Preferred”) are entitled to one thousand (1,000) votes for each share of Series A Preferred held of record on the Record Date.
Series B Preferred Stock and C Preferred Stock.   Holders of our Series B preferred stock (the “Series B Preferred”) and our Series C preferred stock (the “Series C Preferred”) are entitled to one vote for each share of Common Stock into which such Series B Preferred and/or Series C Preferred, as applicable, may be converted on the Record Date, and each holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis. There are no shares of Series B Preferred outstanding as of the Record Date.
Series D Preferred Stock.   Holders of our Series D Preferred Stock par value $0.001 per share (the “Series D Preferred Stock”) have no voting rights except in a liquidation event, issuance of equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, corporate dissolution or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To the extent the holder of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.
Voting Power of Chief Executive Officer.   As of the Record Date, David Michery, our Chief Executive Officer, directly owned 4,546,621 shares of the Company’s Common Stock and had no economic interest in unvested restricted stock unit awards or other convertible securities. Based on 643,376,440 shares of the Company’s Common Stock outstanding on June 22, 2023, Mr. Michery has an economic interest in approximately 0.7% of the outstanding shares of the Company’s Common Stock.
In addition, in connection with the business combination with Net Element, Inc., Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at any annual or special meeting of stockholders or through the solicitation of a written consent of stockholders (but in some cases, at meetings at which an election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets, is presented). The Voting Agreements have a term of three years or longer.
As of the Record Date, Mr. Michery has the following shares over which he has voting power pursuant to Voting Agreements: (a) approximately 191,557,746 shares of Common Stock, (b) 1,037 shares of Series A Preferred Stock, which have voting power of 1,037,000 shares, (c) 48,403 shares of Common Stock issuable upon conversion of 1,210,056 shares of Series C Preferred Stock, and (d) 363,097 shares of Series D

Preferred Stock. Accordingly, pursuant to the terms of the Voting Agreements, Mr. Michery has voting power over approximately 30.6% of the outstanding shares of the Company’s stock with regard to the matters covered by the Voting Agreements.
Mr. Michery will not exercise his proxies pursuant to the Voting Agreements on any of the proposals described herein. Furthermore, Mr. Michery will abstain from voting on Proposal 4 — the Conversion Proposal and Proposal 7 — the proposal as required by Nasdaq listing rule regarding the issuance of Common Stock pursuant a performance stock award agreement.
Quorum
Pursuant to our bylaws, the presence, in person or by proxy, of holders of at least 33 1/3% of our outstanding capital stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. In addition, because Proposal 4 requires separate class votes of each of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred stock, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each such series will constitute a quorum entitled to take action with respect to such votes on Proposal 4. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Meeting, we expect that the meeting will be adjourned to solicit additional proxies. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Meeting.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
(1)
FOR the Class II nominees to our Board of Directors;

(2)
FOR approval of amendment of the Company’s 2022 Equity Incentive Stock Plan (the “2022 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 52,000,000 shares;

(3)
FOR approval of amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, inclusive, as determined by the Company’s Board of Directors;

(4)
FOR approval of the conversion of Mullen Automotive Inc. from a Delaware Corporation to a Maryland Corporation;

(5)
FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers;

(6)
FOR approval, on a non-binding advisory basis, that the future advisory votes on the compensation of our named executive officers be every three years;

(7)
FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

(8)
FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $7 million in additional shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of the exercise price of the warrants;

(9)
FOR ratification of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023; and

(10)
FOR approval of the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.

With respect to any other item of business that may properly come before the Meeting, the proxy holders may vote the proxy in their discretion.
Representatives of Broadridge Financial Solutions will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authorizing a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Mullen Automotive Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except (i) to the extent that the executive officers and directors are eligible to receive awards under the 2022 Equity Incentive Plan, (ii) to the extent that the executive officers are receiving compensation from the Company; (iii) with respect to each director, to the extent that a director is named as a nominee for election as a Class II director to the Board, (iv) with respect to David Michery, to the extent that he will receive the approved equity awards; and (v) the directors’ and officers’ ownership of shares of our Common Stock or securities exercisable or convertible into share of Common Stock, in any of the matters to be acted upon at the Meeting.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Adjournment of Meeting
If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Meeting, on the Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL 1
ELECTION OF CLASS II DIRECTORS
Board Size and Structure
Our authorized board of directors consists of seven (7) members. In accordance with the terms of our second amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms. The Class I directors, David Michery, Mary Winter and Ignacio Novoa, will be up for reelection at the 2025 annual meeting of stockholders, and the Class III directors, William Miltner and John Andersen, will be up for reelection at the 2024 annual meeting of stockholders. The Class II directors are Kent Puckett and Mark Betor, and are up for reelection at this 2023 annual meeting of stockholders.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. We are nominating two (2) Class II directors listed below for re-election.
Nominees for Election
At the Meeting, two nominees are to be elected as the Class II directors. If re-elected, each of these two nominees will serve on our Board until the 2026 annual meeting, or until his or her successor is duly elected and qualified in accordance with our Certificate of Incorporation and amended and restated bylaws, or his or her earlier death, resignation or removal. All of the nominees are currently serving as directors. No proxy may vote for more than the two nominees for Class II director.
The following table sets forth the names and ages of our Class II director nominees:
Name	Age	Title
Kent Puckett	59	Director
Mark Betor	67	Director
Each nominee has consented to being named as a nominee in this proxy statement and has indicated his availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.
Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
Assuming the nominees are elected, we will have seven directors serving as follows:
Class I Directors: David Michery, Ignacio Novoa and Mary Winter	Term expires at our 2025 annual meeting of stockholders.
Class II Directors : Kent Puckett and Mark Betor	Term expires at our 2026 annual meeting of stockholders.
Class III Directors: William Miltner and John Andersen	Term expires at our 2024 annual meeting of stockholders.
Vote Required; Board of Directors Recommendation
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes present in person or represented by proxy and entitled to vote at the Meeting is necessary for the election of the Class II directors, assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR CLASS II DIRECTORS.

PROPOSAL 2
APPROVAL OF AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN
OF MULLEN AUTOMOTIVE INC.
General
We are asking stockholders to approve an amendment (the “Amendment”) to the Mullen Automotive Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which Amendment was adopted by our Board of Directors (the “Board”) on June 8, 2023, subject to such stockholder approval. The Amendment increases the maximum aggregate number of shares of common stock and stock equivalents available for the grant of awards under the 2022 Plan by an additional 52,000,000 shares of Common Stock (not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company). Except for this increase in the number of shares available for awards, the 2022 Plan otherwise remains materially unchanged by the Amendment. A copy of the 2022 Plan, with the proposed to be amendment, is attached to this proxy statement in Appendix A.
Prior to the Amendment, there are no shares remaining available for awards under the 2022 Plan.
The Amendment was adopted by our Board (i) in order to recognize and provide equity incentives to continue our strong growth and performance, and (ii) to continue to have awards available for grant to our employees, directors, and third party service providers consistent with the factors described in the Executive Compensation section in this Proxy Statement. Those factors include: the individual’s position and scope of responsibility; the vesting period (and thus, retention value) remaining on the grantee’s existing options; the grantee’s ability to affect profitability and stockholder value; the grantee’s historic and recent job performance; equity compensation for similar positions at comparable companies; and the value of stock options in relation to other elements of total compensation.
We believe that a cost-effective and competitive equity compensation program that includes awards that have not yet vested is essential for recruiting, motivating, and retaining talented employees, including our executive managers and named executive officers. For this reason, combined with the other factors listed above, our Board approved the Amendment on June 8, 2023.
As required by the applicable Nasdaq rules, the Amendment will not become effective unless it is approved by our stockholders.
Key Considerations
The following paragraphs include additional information to help assess the potential dilutive impact of awards under the 2022 Plan.
The 52,000,000 shares of Common Stock requested to be provided under the Amendment in this Proposal 2 represent 8% of the 643,376,440 issued and outstanding shares as of the Record Date, June 22, 2023.
Our Board believes the additional 52,000,000 shares of Common Stock to be made available for grants of awards under the Amendment represents reasonable potential equity dilution and provides management with an appropriate equity plan with which to satisfactorily align the incentives of our employees, directors and other eligible participants to increase the value of our company for all stockholders.
The inclusion of this information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others, including those described in our Form 10-K for the year ended September 30, 2022.
Highlights of the Amendment
The Amendment increases the maximum aggregate number of shares of stock and stock equivalents authorized for issuance under the 2022 Plan by 52,000,000 shares of Common Stock, subject to stockholder approval of the Amendment to the 2022 Plan.
Excluding the effects of the Amendment, there are currently no shares available for future grants of awards under the 2022 Plan.
If stockholders approve the Amendment, 52,000,000 shares of stock will be available for new grants under the 2022 Plan, as amended.
Summary of the 2022 Equity Incentive Plan
The 2022 Plan, as amended by the Amendment, contains the following important features:
•
Repricing of stock options and stock appreciation rights is prohibited unless stockholder approval is obtained.

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Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

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The 2022 Plan has a ten-year term.

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If an award expires unexercised, or is forfeited, canceled, reacquired by us at cost, satisfied without issuance of stock or payment of cash or is otherwise terminated without being exercised, the unvested or cancelled shares will be returned to the available pool of shares for future awards.

Administration.   The 2022 Plan is administered by the Compensation Committee of our Board. Subject to the provisions of the 2022 Plan, the Compensation Committee has full power and authority to select the participants to whom awards will be granted, to determine (and modify) the specific terms and conditions of each award, including the conditions for the vesting, performance goals and exercisability of the award, and to interpret the 2022 Plan and adopt, amend, or rescind rules, procedures, agreements, and forms relating to the 2022 Plan.
Eligibility.   Employees, directors, and third party service providers are eligible to receive awards, although third party service providers and outside directors are not eligible for incentive stock options. The Compensation Committee has the discretion to select the employees, directors, and third party service providers to whom awards will be granted. As of June 9, 2023, we had approximately 200 employees, 4 non-employee directors and 10 consultants (including Ignacio Novoa and William Miltner) who were eligible to participate in the 2022 Plan. The actual number of individuals or entities who will receive awards cannot be determined in advance because the Compensation Committee has the discretion to select the award recipients.
Types of Awards.   The following is a brief summary of the types of awards that may be granted:
Stock Options.   A stock option (either an incentive stock option or a non-statutory stock option) entitles the participant to purchase shares of our common stock at specified times at an exercise price set on the grant date. A participant has no rights as a stockholder with respect to any shares covered by the option until the option is exercised by the participant and shares are issued by us. At the time of grant, the Compensation Committee will determine such matters as: (a) whether the award will be an incentive stock option or a non-statutory stock option; (b) the number of underlying shares; (c) the exercise price, which may not be less than 100% of the fair market value of a share on the grant date; (d) the vesting schedule; and (e) the term of the option, which may not exceed 10 years from the grant date.
Stock Appreciation Right (“SAR”).   An SAR is an award entitling the participant to receive cash or shares, or a combination thereof, with a value equal to any increase in the value of our shares from the date of grant to the date of exercise. The amount of the award to be paid on an exercise date is determined by multiplying the number of shares for which the SAR is exercised by the excess of the fair market value of a share on the date of exercise over the per share exercise price. For cash-settled SARs, the participant will have no rights as a stockholder. For stock-settled SARs, the participant will have no rights as a stockholder with respect to any shares covered by the SAR until the award is exercised by the participant and we issue the shares. At the time of grant, the Compensation Committee will determine such matters as: (a) the number of shares subject to the award; (b) whether the award will be settled in cash, shares, or a combination of both; (c) the exercise price, which may not be less than 100% of the fair market value of a share on the grant date; (d) the vesting schedule; and (e) the term of the SAR. A SAR may be granted independently or in combination with a related stock option. The term of an SAR may not exceed 10 years from the grant date.
Restricted Stock and Restricted Stock Units.   A restricted stock award is an award to the participant of shares of our stock, which may be subject to restrictions on sale or transfer and/or recoverable by us if specified conditions are not met. A restricted stock unit is an award entitling the participant to receive shares or the cash equivalent of shares at a future date, subject to restrictions. In either case, the lapse of these restrictions may be based on continuing employment (or other business relationship) with us and our subsidiaries and/or achievement of performance goals. At the time of grant, the Compensation Committee will determine such matters as: (a) the number of shares subject to the award; (b) the purchase price or consideration (if any) for the shares; (c) the restrictions placed on the shares; (d) the date(s) when the restrictions placed on the shares will lapse or the performance period during which the achievement of the performance goals will be measured; and (e) in the case of restricted stock units, whether the award will be paid in shares or the cash equivalent of the value of shares. During the period that the restrictions are in place, a participant granted restricted stock will have the rights of a stockholder, including voting and dividend rights, but not the right to sell or transfer the shares, and subject to the obligation to return the share under specified circumstances. A participant granted restricted stock units does not have stockholder rights until shares are issued, if at all.
Performance-Based Awards.   Any of the awards under the 2022 Plan may be granted as performance-based awards. As determined by the Compensation Committee, the performance goals applicable to an award may be based upon one or more of the following performance criteria: revenue; gross profit or margin; operating profit or margin; earnings before or after interest, taxes, depreciation, and/or amortization; net earnings or net income (before or after taxes); earnings per share; share price (including, but not limited to, growth measures and total stockholder return); cost reduction or savings; return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); productivity ratios or other metrics; performance against budget; market share; working capital targets; economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); financial ratio metrics; and organizational/transformation metrics. These measures may be measured against our performance or other benchmarks. The Compensation Committee may provide in any such award that any evaluation of performance may include or exclude certain specified events that occur during a performance period.
Limited Transferability of Awards.   Awards generally may not be sold or transferred, other than by will or by the applicable laws of descent and distribution or pursuant to a domestic relations order entered by a court of competent jurisdiction.
Effect of Change in Control and other Corporate Transactions.   In the event of (i) a Change in Control with respect to us as defined in the 2022 Plan, including certain changes in ownership or Board composition, specified mergers, or sale of all or substantially all of our assets or (ii) and other merger, consolidation, sale of substantially all of our assets or other reorganization (collectively, (i) and (ii) are referred to as “Covered Transactions” in the 2022 Plan), any outstanding awards that are not assumed by the successor or substituted with an equivalent award (or if we are the surviving company in the transaction, any awards for which the transaction does not result in a continuation of such award) will be fully vested and exercisable, including shares that would not otherwise have been vested and exercisable, and shall remain exercisable for a period of fifteen (15) days from the date of notice from the Compensation Committee to the participant of such acceleration of vesting, and the award shall terminate at the end of such period.
The 2022 Plan grants the Compensation Committee authority to provide that any award shall become fully vested and exercisable in any Covered Transaction, including in the event of a participant’s termination of service without “Cause” or for “Good Reason” (as such terms are defined in the 2022 Plan) within a designated period (not to exceed 18 months) following the effective date of any Covered Transaction. All unvested options currently outstanding under the 2022 Plan vest on involuntary termination of employment within 18 months following a Covered Transaction.
Liquidation.   In the event liquidation or dissolution of our company is proposed, each participant will be notified as soon as practicable before the effective date of the proposed transaction. The Compensation Committee may provide for a participant to have the right to exercise any outstanding awards until 10 days prior to the transaction (including by accelerating the exercise of awards that would not otherwise be exercisable) and may provide that repurchase options or forfeiture rights on awards can lapse if the proposed transaction takes place as contemplated. To the extent not exercised prior to the transaction, an award will terminate.
U.S. Federal Income Tax Consequences.   The following is a summary of the general federal income tax consequences to participants who are U.S. taxpayers and to us relating to awards granted under the 2022 Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based upon his or her specific circumstances.
Incentive Stock Options.   No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax). If the participant exercises an incentive stock option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.
Non-statutory Stock Options and Stock Appreciation Rights.   No taxable income is recognized when a non-statutory stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of any shares received on exercise is capital gain or loss.
Restricted Stock.   The federal income tax consequences of restricted stock depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, unless the participant makes a valid election under Section 83(b) of the Code to be taxed at the time of grant of restricted stock, if an award is subject to a “substantial risk of forfeiture” (e.g., conditioned upon the future performance of substantial services by the participant) and is nontransferable, the participant will not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock or other property free of any substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Code to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid.
Restricted Stock Units.   In general, the participant will not have taxable income upon the grant of restricted stock units. Instead, when the restricted stock units vest and the participant receives stock or other property pursuant to the restricted stock units, the participant will recognize ordinary income equal to the fair market value (on the date of receipt) of the shares or other property less any amount paid.
Tax Withholding.   Ordinary income recognized on exercise of non-statutory stock options and stock appreciation rights, on vesting of restricted stock and on delivery of stock or other property under restricted stock units is subject to income tax and employment tax withholding, unless the participant is a non-employee director or consultant. The Compensation Committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to us already-owned shares of our common stock.

Tax Effect for Us.   We generally will be entitled to a tax deduction for an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes the income (for example, the exercise of a non-statutory stock option). However, Section 162(m) of the Code limits our ability to deduct the annual compensation to the principal executive officer, principal financial officer and the next three most highly compensated officers to $1,000,000 per individual, subject to an exception for qualified performance-based compensation granted on or before November 2, 2017.
This summary does not contain all information about the 2022 Plan. The complete text of the 2022 Plan as amended to date can be found by reading the original 2022 Plan, which can be found in Appendix A to this proxy statement and is also available in our definitive proxy statement — Appendix B for our 2022 Annual Meeting of Stockholders filed with the SEC on June 24, 2022. A copy of the Amendment to the 2022 Plan is included as Appendix A to this Proxy Statement. The foregoing description of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated herein by reference.
Other Information
Because all awards made under the 2022 Plan, as amended, will be made at the Compensation Committee’s discretion, the benefits and amounts that will be received or allocated under the 2022 Plan, including the Amendment are not determinable at this time. The closing price of the common stock, as reported on Nasdaq on July 5, 2023, was $0.171 per share.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of Amendment to the 2022 Equity Incentive Plan requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock, our Series A Preferred and our Series C Preferred (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of amendment to the 2022 Plan.
Proposal 2 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 2 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve this proposal, the Company may not be able to grant additional equity awards under the 2022 Plan. If the stockholders do not approve this proposal, the 2022 Plan will not be amended but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE MULLEN AUTOMOTIVE INC. 2022 EQUITY INCENTIVE PLAN

PROPOSAL 3
APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1 FOR 2 TO 1 FOR 100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS
General
Our Board has adopted, approved and declared advisable, an amendment to our certificate of incorporation, which would effect a reverse stock split, of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-2 to 1-for-100 (the “Reverse Stock Split”). Our Board has recommended that this proposed amendment be presented to our stockholders for approval. Our stockholders are being asked to approve the proposed amendment pursuant to Proposal 3 to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of Common Stock.
The text of the proposed form of Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix B.
We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-2 to 1-for-100, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” If Proposal 3 is approved, the Company, at its discretion, will file the Certificate of Amendment, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at 4:30 p.m., Eastern time, on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.
Reasons for Effecting the Reverse Stock Split
To maintain our listing on The Nasdaq Capital Market.   On September 7, 2022, the Company received a letter (the “Deficiency Notice”) from the Nasdaq Listing Qualifications staff (“Staff”) notifying the Company that the bid price of the Company’s Common Stock had closed below $1.00 per share for 30 consecutive business days and, as a result, the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2), which sets forth the minimum bid price requirement for continued listing on the Nasdaq Capital Market (the “Bid Price Rule”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days to regain compliance with the Bid Price Rule (the “Minimum Bid Price Rule Compliance Period”) and, on March 7, 2023, the Staff provided an extension of 180 days, or until September 5, 2023.
On May 4, 2023, the Company effected a one-for-twenty-five (1-for-25) reverse stock split of its Common Stock. The Company’s Common Stock had closed below $1.00 per share since May 22, 2023. In the event the Company continues to fail to meet the $1.00 minimum bid price threshold, it stands the risk of being delisted by Nasdaq. As such, the Board believes that it is prudent to seek stockholder approval for the Reverse Stock Split, which the Company may or may not implement depending on the closing bid price for its Common Stock.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock from Nasdaq. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
To potentially improve the marketability and liquidity of our Common Stock.   Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
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Stock Price Requirements:   We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

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Stock Price Volatility:   Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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Transaction Costs:   Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

For Potential Future Inclusion in the Russell 2000.   To be included in the Russell 2000, a company must first be in the Russell 3000, which includes about 98 percent of the U.S. stock market. FTSE Russell then ranks those companies by their market cap, and the bottom 2,000 make up the Russell 2000 Index. Shares must be priced at or above $1.00 on the date market capitalization is calculated for ranking. We believe that the Reverse Stock Split will help the Company to maintain the inclusion in the Russell 2000. However, there can be no assurance that the closing share price after implementation of the Reverse Stock Split will keep the Company included in the Russell 2000.
Improve the Perception of Our Common Stock as an Investment Security.   The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.
Certain Risks Associated with the Reverse Stock Split
Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.
While Nasdaq rules do not impose a specific limit on the number of times a listed company may effect a reverse stock split to maintain or regain compliance with the Bid Price Rule, Nasdaq has stated that a series of reverse stock splits may undermine investor confidence in securities listed on Nasdaq. Accordingly, Nasdaq may determine that it is not in the public interest to maintain our listing, even if we regain compliance with the Bid Price Rule as a result of the Reverse Stock Split. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that any listed company that fails to meet the Bid Price Rule after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Rule Compliance Period. As a result, since the Company had effected an one-for-twenty-five (1-for-25) reverse stock split of its Common Stock on May 4, 2023, if we effect the Reverse Stock Split at a ratio of more than 1-for-10 and subsequently fail to satisfy the Bid Price Rule, Nasdaq will begin the process of delisting our Common Stock without providing a Minimum Bid Price Rule Compliance Period.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement
In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 3, our Board may consider, among other things, various factors, such as:
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The historical trading price and trading volume of our Common Stock;

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The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

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Our ability to maintain our listing on The Nasdaq Capital Market;

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Which Reverse Stock Split ratio would result in the least administrative cost to us;

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Prevailing general market and economic conditions; and

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Whether and when our Board of Directors desires to have the additional authorized but unissued shares of Common Stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our Common Stock for business and/or financial purposes, as well as to accommodate the shares of our Common Stock to be authorized and reserved for future equity awards.

Effects of Reverse Stock Split
After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split (other than as a result of the rounding up in lieu of issuing fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:

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Depending on the Reverse Stock Split ratio selected by the Board, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;

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By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the Common Stock under the Nasdaq listing standards;

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By reducing the number of shares outstanding without reducing the number of shares of Common Stock authorized for issuance, the Reverse Stock Split will increase the number of shares of Common Stock available for issuance. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions;

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No fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock;

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The total number of authorized shares of our Common Stock will remain at 5,000,000,000;

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The total number of authorized shares of our preferred stock will remain at 500,000,000;

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Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants;

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Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share conversion price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock (together “the Preferred Stock”) and the number of shares of Common Stock issuable upon the conversion of then outstanding shares of the Preferred Stock, which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise of such Preferred Stock and a proportional increase in the conversion price of all such Preferred Stock; and

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The number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

After the effective date of the Reverse Stock Split, our Common Stock would have a new committee on uniform securities identification procedures number, or CUSIP number, a number used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on The Nasdaq Capital Market under the symbol “MULN” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 4:30 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is set forth in the Certificate of Amendment, which date we refer to in this Proposal 3 as the Reverse Split Effective Date. A the effective time on the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 3 and stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole share.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value of our Common Stock would remain unchanged at $0.001 per share, if the Reverse Stock Split is effected.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
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The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

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No gain or loss will be recognized by us as a result of the Reverse Stock Split.

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A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

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A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

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The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

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For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

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Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

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Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment to the Charter, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Meeting.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting.
As of the filing of this proxy statement, approval of Proposal 3 will require the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), entitled to vote thereon, all voting together as a single class. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Reverse Stock Split Proposal. Proposal 3 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal 3 by such bank, broker or other holder of record. Abstentions and broker non-votes (if any) will have the same effect as votes “against” the proposal.
The Delaware state legislature has proposed amendments to the Delaware General Corporation Law (the “DGCL”) that would change the required stockholder vote applicable to the adoption of amendments to effect a reverse stock split of a class of stock that is listed on a national securities exchange, provided that such shares meet the listing requirement of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective. The Delaware Senate passed the proposed DGCL amendments on May 16, 2023 and, if adopted by the Delaware House of Representatives at a hearing expected to be held in June and signed into law by Delaware’s governor, they would become effective on August 1, 2023. If such DGCL amendments are enacted prior to our Meeting on August 3, 2023, the Board of Directors reserves the right to cause the amendment providing for the Reverse Stock Split to be filed with the Delaware Secretary of State if the votes cast for such amendment exceed the votes cast against such amendment, assuming the presence of a quorum and if the shares of Common Stock meet the listing requirement of the national securities exchange on which they are listed relating to the minimum number of holders immediately after such amendment becomes effective. Under this standard, abstentions and broker non-votes (if any) will have no effect on the approval of the proposal. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis) are entitled to cast votes on the Reverse Stock Split amendment, as noted above. If the Reverse Stock Split amendment is approved by the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), entitled to vote thereon, all voting together as a single class, there will be no need to rely on the proposed amendment to the DGCL (if enacted into law).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

PROPOSAL 4
APPROVAL OF THE CONVERSION OF MULLEN AUTOMOTIVE INC.
FROM A DELAWARE CORPORATION TO A MARYLAND CORPORATION
General
The Board has approved and recommends that the stockholders of the Company approve a proposal to change our state of incorporation from the State of Delaware to the State of Maryland (the “Conversion Proposal”), to be effected by a statutory conversion into a Maryland corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Maryland General Corporation Law (the “MGCL”) on the terms and conditions described in this Proposal 4 (the “Conversion”).
Principal Features of the Conversion and the Plan of Conversion
The Board adopted a resolution approving the Conversion pursuant to the MGCL and the DGCL and as further contemplated by the Plan of Conversion, which is included as Appendix C to this Proxy Statement. Approval of this Proposal 4 will constitute approval of the Conversion, including the Plan of Conversion and approval of the forms of Maryland Articles of Incorporation, as it may be amended and/or supplemented from time to time (the “Maryland Charter”), and the Maryland Bylaws, as they may be amended from time to time (the “Maryland Bylaws”), included as Appendix D and Appendix E, respectively, to this Proxy Statement. The Plan of Conversion provides that we will move our state of incorporation from Delaware to Maryland by converting into a Maryland corporation pursuant to Section 266 of the DGCL and Subtitle 9 of Title 3 of the MGCL. Under the MGCL and the DGCL, the Company, as a Maryland corporation, for all purposes of the laws of the States of Maryland and Delaware, will be the same entity as the Company, as a Delaware corporation. There will be no change in the business, properties, assets, obligations, or management of the Company as a result of the Conversion. The Plan of Conversion provides that the directors and officers of the Company immediately prior to the Conversion will serve as the directors and officers of the Company following the Conversion. We will continue to maintain our headquarters in California.
The Plan of Conversion also provides that each outstanding share of Common Stock and Preferred Stock will be converted into one share of the corresponding class and series of stock of the Company as a Maryland corporation, and will remain issued and outstanding after the Conversion, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such class and series of stock as set forth in the Maryland Charter (as defined below). Any accrued and unpaid dividends on the Company’s Series D Convertible Preferred Stock at the time of the Conversion, whether or not declared, will automatically become accrued and unpaid dividends on the Series D Convertible Preferred Stock of the Company after the Conversion. You will not have to exchange your existing stock certificates for new stock certificates. At the same time, each outstanding warrant, option or right to acquire shares of Common Stock will continue to be a warrant, option or right to acquire an equal number of shares of Common Stock under the same terms and conditions.
Following the completion of the Conversion, the Common Stock will continue to be traded on the Nasdaq Stock Market under the symbol “MULN”. There will be no interruption in the trading of the Common Stock as a result of the Conversion.
Following the completion of the Conversion, the Company will be governed by the MGCL instead of the DGCL, and we will be governed by the Maryland Charter and the Maryland Bylaws.
Our current Second Amended and Restated Certificate of Incorporation, as amended (the “Delaware Charter”), and Amended and Restated Bylaws, as amended (the “Delaware Bylaws”), will no longer be applicable following the completion of the Conversion. Copies of the Delaware Charter can be found via our current reports on Form 8-Ks filed with the SEC on November 12, 2021, November 19, 2021, March 10, 2022, July 27, 2022, September 23, 2022, October 21, 2022, November 14, 2022, January 31, 2023 and May 5, 2023. Copies of the Delaware Bylaws can be found via our current reports on Form 8-Ks filed with the SEC on, October 5, 2012, June 16, 2015, July 10, 2015 and November 14, 2022.

A description of the Company’s securities following the Conversion is included as Appendix F to this Proxy Statement.
Reasons for the Conversion
The Board believes that the Conversion will enable our Company and stockholders to take advantage of the following benefits of incorporation in Maryland:

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The charter of a Maryland corporation may provide the board of directors of a Maryland corporation the power to amend the charter of the corporation, without a stockholder vote, to increase or decrease the aggregate number of authorized shares of stock or the number of shares of any class or series of stock that the Maryland corporation is authorized to issue. Such a provision in the Maryland will provide the Board and the Company increased flexibility in accessing the capital markets promptly because the time necessary to obtain stockholder approval of such an increase in authorized stock and the costs of seeking such approval would be reduced or eliminated. In 2022, the Company spent more than $927,000 in expenses (including legal fees, printing fees, fees to service parties including proxy solicitor, meeting host and transfer agent) to seek stockholder approval to effect a reverse stock split and to increase the number of authorized shares of its common stock. The Company can potentially avoid such expenses by converting to a Maryland corporation. The Maryland Charter will contain a provision authorizing our Board to approve such amendments, subject to the voting rights of holders of our preferred stock outstanding from time to time and described under the heading “Preferred Stock” in Appendix F. No such power may be provided in the charter of a Delaware corporation.

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The MGCL provides that, unless its charter provides otherwise, the board of directors of a Maryland corporation with a class of equity securities registered under the Exchange Act may amend the charter of the Maryland corporation to effect reverse stock splits without a stockholder vote so long as the combination of shares of stock is at a ratio of not more than 10 shares of stock into one share of stock, in the aggregate, over any 12-month period. Such a provision in the Maryland Charter will provide the Board and the Company increased flexibility to reduce in a proportional manner its outstanding shares of stock, potentially providing financing and capital markets benefits and reducing or eliminating the time and cost associated with seeking stockholder approval of such a reverse stock split. The Maryland Charter will not deny this power and, therefore, the Board will have this power. Although there is proposed legislation in Delaware that would reduce the vote threshold to approve charter amendments to effect a reverse stock split or change the number of shares authorized for issuance when such shares are listed on a national securities exchange, even if such legislation is adopted, Delaware will still require a stockholder vote for such amendments.

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Maryland has no franchise tax for corporations. Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation’s aggregate number of shares of authorized stock, or (ii) the corporation’s capital structure as compared to its assets. The Company has always elected to be considered under the formula that results in the lower franchise tax burden. For the fiscal year ended September 30, 2022, the Company paid around $130,000 in Delaware franchise taxes. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay approximately $150,000 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

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Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Company believes may better protect stockholder interests, which are discussed below under the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”

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Maryland offers a simpler and more flexible standard for the Company’s ability to make distributions, as discussed below under the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”

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Maryland law permits the charter of a Maryland corporation to eliminate appraisal rights. Such a provision provides a Maryland corporation increased flexibility in the future to implement potential restructuring or strategic transactions if determined advisable, without triggering appraisal rights which can be an expensive, time consuming process and result in the corporation having to effectively redeem for cash dissenting stockholders even in a transaction that otherwise would not have cash being paid to the stockholders and that has been approved by a majority of the stockholders. The Maryland Charter will contain a provision eliminating appraisal rights. Such a provision is not permissible for a Delaware corporation.
Although there are other differences between the DGCL and the MGCL, the Board does not believe that any of these differences will have a significant impact on the Company’s operations. See the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”
Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL
Upon the completion of the Conversion, the rights of our stockholders will no longer be governed by Delaware law and the Delaware Charter and the Delaware Bylaws, but will instead be governed by the laws of the State of Maryland, including the MGCL and the Maryland Charter and Maryland Bylaws.
Set forth below is a summary comparison of material differences between the current rights of our stockholders under the Delaware Charter, the Delaware Bylaws and certain provisions of Delaware law (left column) and the rights of our stockholders following the completion of the Conversion under the Maryland Charter, the Maryland Bylaws, and certain provisions of Maryland law (right column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of the respective rights of our stockholders before and after the Conversion and is qualified in its entirety by reference to the full text of the Delaware Charter, Delaware Bylaws, Maryland Charter, and Maryland Bylaws, as well as the relevant provisions of the DGCL and MGCL. Except as described below, the terms of the Series A Preferred Stock, Series C Preferred Stock and Series D Convertible Preferred Stock as set forth in the Maryland Charter are intended to have the same rights, preferences and privileges as each corresponding class of preferred stock under the Delaware Charter. In addition, certain textual changes have been made to the terms of each series to conform to statutory terms, customary usage or interpretative principles under Maryland law. You are urged to read carefully the relevant provisions of the DGCL and the MGCL, as well as the foregoing corporate instruments. Furthermore, the identification of some of the differences as material is not intended to indicate that other differences that may be equally important do not exist.
RIGHT	DELAWARE	MARYLAND
CORPORATE GOVERNANCE	The Company is a Delaware corporation. The rights of our stockholders are governed by the DGCL, the Delaware Charter and the Delaware Bylaws.	The Company will be a Maryland corporation. The rights of our stockholders will be governed by the MGCL, the Maryland Charter and Maryland Bylaws.
AUTHORIZED CAPITAL STOCK
The Delaware Charter authorizes 5,500,000,000 shares, of which 5,000,000,000 shares are designated as a class of common stock, par value $0.001 per share, and 500,000,000 shares are designated as a class of preferred stock, par value $0.001 per share.
200,000 shares of the preferred stock are designated as Series A Preferred Stock, 12,000,000 shares of the preferred stock are designated as Series B Preferred Stock, 40,000,000 of the

The Maryland Charter will authorize 5,500,000,000 shares, of which 5,000,000,000 shares will be designated as a class of common stock, par value $0.001 per share, and 500,000,000 shares will be designated as a class of preferred stock, par value $0.001 per share.
A number of shares of preferred stock will be designated as shares of Series A Preferred Stock, Series C Preferred Stock and Series D Convertible Preferred

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	preferred stock are designated as Series C Preferred Stock, and 437,500,001 of the preferred stock are designated as Series D Preferred Stock.	Stock, and as shares of any other series of preferred stock designated under the Delaware Charter immediately before the Conversion, equal to the number of shares of each such series outstanding immediately before the completion of the Conversion.
BLANK CHECK PREFERRED STOCK	The Delaware Charter authorizes the Board to establish one or more series of preferred stock and to fix, with respect to any series of preferred stock, the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon.
The Maryland Charter will authorize the Board to, subject to the rights of holders of any class or series of our stock, classify and reclassify unissued shares of common or preferred stock into other classes or series of stock, including additional classes or series of common stock or classes or series of preferred stock, and to establish the designation and number of shares of each such class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each such class or series.
The approval of holders of shares of our preferred stock may be required in connection with the creation of new classes or series of stock or increasing the number of authorized shares of a particular class or series of stock. See “Preferred Stock” in Appendix F for a description of the voting rights of holders of our preferred stock after the Conversion. The provisions relating to dividends and distributions payable on the shares of each series of preferred stock, including in connection with a Liquidation Event (as defined in the Maryland Charter), will provide the Company with the flexibility to, subject to the requisite vote of holders of outstanding shares of preferred stock, if any, create new

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senior or parity series of preferred stock without requiring amendments to the terms of the existing preferred stock.
REACQUIRED SHARES	Shares of preferred stock that are converted to common stock are cancelled and may not be reissued by the Company.	Pursuant to the Maryland Charter, unless the terms of a class or series of preferred stock provide otherwise (and the terms of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will not), shares of preferred stock that are redeemed, converted, repurchased or otherwise acquired in any other manner by the Company will revert to the status of authorized but unissued shares of preferred stock without further designation as to class or series, until such shares are once more classified by the Board in accordance with the Maryland Charter.
VOTING	The Delaware Charter provides that: (i) each holder of record of the Company’s common stock is entitled to one vote per share on all matters submitted to a vote of stockholders; (ii) the holders of shares of the Series C Preferred Stock are entitled to one vote for each share held of record by such holder on all matters submitted to a vote of the common stock holders, and as set forth in the Delaware Charter, holders of shares Series C Preferred Stock are entitled to vote separately and have protective voting rights relating to certain matters that are submitted to a vote of the stockholders; (iii) until November 5, 2024, the holders of shares of the Series A Preferred Stock have the right to one thousand (1,000) votes for each share of Series A Preferred Stock per share held of record by such holder, on all matters submitted to a vote of the common stock holders, and, from and after November 5, 2024, will be entitled to cast one vote per share of Series A Preferred Stock	No change

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on each such matter, and as set forth in the Delaware Charter, holders of shares of Series A Preferred Stock are entitled to vote separately and have protective voting rights relating to certain matters that are submitted to a vote of the stockholders; and (iv) holders of shares of Series D Preferred Stock are not entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Delaware Charter), except for certain protective voting rights set forth in the Certificate of Designation for Series D Preferred Stock or otherwise as required by Delaware law.
CUMULATIVE VOTING	The Delaware Charter specifically provides that there shall be no cumulative voting in the election of directors.	No change
NUMBER AND QUALIFICATION OF DIRECTORS	The Delaware Charter provides that the number of directors shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted a majority of the total number of authorized directors, and the Delaware Bylaws provide that the number of directors fixed by the Board will be not less than three and not more than eleven.	The Maryland Charter and Maryland Bylaws will provide that the number of directors of the Company may be established, increased or decreased only by a majority of the entire Board, but may not be fewer than the minimum number required under the MGCL (which is one) nor, unless the Maryland Bylaws are amended, more than 15.
CLASSIFICATION OF THE BOARD OF DIRECTORS	Under the Delaware Charter, the Board is classified into three classes of directors with staggered terms of office, other than with respect to directors who may be elected by holders of any then-outstanding preferred stock (of which there are none).	No change.
REMOVAL OF DIRECTORS	The Delaware Charter provides that, subject to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause, and then only upon the affirmative vote of the holders of a majority of the total voting power of the then outstanding shares of capital	The Maryland Charter will provide that, except as may be provided in the terms of any future class or series of our stock entitled to elect or remove one or more directors, any director, or the entire board of directors, may be removed at any time, but only for cause, and then only by the

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	of the Company entitled to vote generally in the election of directors, voting together as a single class. The term “cause” is not defined in the Delaware Charter and is interpreted in accordance with Delaware common law.	affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors. “Cause” will be defined to mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.
ELECTION OF DIRECTORS	The Delaware Bylaws provide that, subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors.	The Maryland Bylaws will provide that, except as may be provided in the terms of any future class or series of our stock entitled to elect one or more directors, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.
VACANCIES ON THE BOARD OF DIRECTORS	The Delaware Charter and Delaware Bylaws provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Each director so elected shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.	No change.
STOCKHOLDER ACTION BY WRITTEN CONSENT	The DGCL provides that, unless prohibited by the certificate of incorporation, the stockholders may take action by consent	The Maryland Charter will provide that any action required or permitted to be taken at any meeting of stockholders may be

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	without a meeting. The Delaware Charter does not prohibit stockholder action by consent.	taken without a meeting if: (i) a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders; or (ii) the action is advised and submitted to the stockholders for approval by the Board and a consent in writing or by electronic transmission of holders of shares entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all stockholders entitled to vote on the matter are present and voted is delivered to the Company in accordance with the MGCL.
AMENDMENT OF THE CHARTER	The DGCL provides that amendments to the certificate of incorporation must be approved and declared advisable by the board of directors and, except in certain limited circumstances, adopted by the holders of a majority of the voting power of the outstanding shares of stock of the corporation entitled to vote thereon. Pursuant to the DGCL, holders of a class of outstanding shares have the right to vote separately as a class on an amendment to the certificate of incorporation if such amendment (i) increases or decreases the number of authorized shares of such class (subject to an exception as may be included in the certificate of incorporation), (ii) increases or decreases the par value of the shares of such class, or (iii) alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of one or more series of any class so	Under the MGCL and the Maryland Charter, we generally cannot amend the Maryland Charter unless declared advisable by our Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter, provided that certain amendments to the Maryland Charter may, in addition, require the approval of holders of a majority of the then outstanding shares of one or more series of our preferred stock, each voting as a separate class. Further, unless the terms of any future class or series of our preferred stock provide otherwise, the holders of one or more classes or series of our preferred stock will have the exclusive right to vote (voting as separate classes or voting together as a single class, as may be set forth in the terms of such classes or series of preferred stock) on any amendment to the Maryland Charter on which the holders of such specified classes or series of preferred stock are entitled to vote and that would

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as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of this right to vote. The DGCL provides that the number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock (the “Class Vote Exception”).
The Delaware Charter provides that, subject to the rights of the holders of any series of preferred stock, the Delaware Charter may be amended if approved by the affirmative vote of the holders a majority of the total voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, except that the affirmative vote of the holders of at least 66-2∕3% of the total voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal ARTICLE VII or ARTICLE XI of the Delaware Charter.

alter only the contract rights, as expressly set forth in the Maryland Charter, of preferred stock of such specified classes or series; and the holders of any other classes and series of our stock, including our common stock, will not be entitled to vote on such an amendment. Our Board, with the approval of a majority of the entire Board, and, except as set forth in the terms of any class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, without any action by our stockholders, may also amend the Maryland Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we are authorized to issue. Our Board, without stockholder approval, may also amend the Maryland Charter to change our name or change the name or other designation or par value of any class or series of our stock or the aggregate par value of our stock. See “Preferred Stock” in Appendix F for a description of the voting rights of holders of our preferred stock after the Conversion.
The MGCL does not contain separate class voting rights. As a result, holders of preferred stock will no longer be entitled to the benefit of the provisions of Section 242(b)(2) of the DGCL, which would require the approval of a majority of the outstanding shares of any class or series of stock to increase or decrease the par value of the shares of such class or series.
Further, under the Maryland Charter, holders of Series A Preferred Stock will no longer be entitled to the benefit of the provisions of Section 242(b)(2) of

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the DGCL, which requires the approval of a majority of the outstanding shares of Series A Preferred Stock to approve amendments to the certificate of incorporation that would alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. As set forth in the terms of the Series A Preferred Stock, however, any amendment to the Maryland Charter or the Maryland Bylaws to materially and adversely affect the rights, preferences and privileges of the shares of Series A Preferred Stock, including any increase in the number of authorized shares of Series A Preferred Stock, will require the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class.
AMENDMENT OF THE BYLAWS	The Delaware Charter provides that the Delaware Bylaws may be amended, altered or repealed, either by: (A) an affirmative vote of the holders of at least 66-2∕3% of the total voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, in order for the stockholders to adopt, amend, or repeal any provision of the Delaware Bylaws, or (B) by a majority of the Board.	The Maryland Charter and Maryland Bylaws will provide that, subject to the rights of holders of any class or series of our stock, including the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, described under the caption “Preferred Stock” in Appendix F, the Board has the exclusive power to adopt, alter or repeal any provision of the Maryland Bylaws and to make new bylaws. Other than limited voting rights of holders of the preferred stock, stockholders do not have the power to amend the Maryland Bylaws.
QUORUM
Board of Directors.   A majority of the total number of members of the Board of Directors as constituted from time to time constitutes a quorum for the transaction of business with respect to the Board.
Stockholders.   Subject to the rights of the holders of any series
No change.

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of preferred stock and except as otherwise provided by law or in the Delaware Charter or Delaware Bylaws, at any meeting of stockholders, the holders of at least 33-1/3% in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business.
SPECIAL MEETINGS OF STOCKHOLDERS	The Delaware Charter provides that, except as otherwise provided by the terms of any series of preferred stock or unless otherwise prescribed by law or any other provision of the Delaware Charter, special meetings of stockholders will only be called by the Company’s Board, the Chairman of the Board, the Chief Executive Officer or the President (in the absence of the Chief Executive Officer).	The Maryland Bylaws will provide that special meetings of stockholders may be called by the Board, the chair of the Board, the chief executive officer or the president. Additionally, special meetings of stockholders to act on any matter that may properly be considered at a meeting of stockholders must be called by the secretary upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast on such matter at such meeting who have requested the special meeting in accordance with the procedures set forth in, and provided the information and certifications required by, the Maryland Bylaws. Only matters set forth in the notice of the special meeting may be considered and acted upon at such a meeting.
ADJOURNMENT	Under the DGCL and Delaware Bylaws, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting.	Under the MGCL and the Maryland Bylaws, if a quorum is not established at any meeting of stockholders, the chair of the meeting may adjourn to a date which is not more than 120 days after the original record date for the meeting without notice other than either announcement (i) at the meeting or (ii) through means announced at the meeting. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.
NOTICE OF STOCKHOLDER	In accordance with the DGCL,	In accordance with the MGCL,

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MEETINGS	the Delaware Bylaws provide that, unless otherwise provided by the DGCL or the Delaware Charter, notice of any stockholders meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.	the Maryland Bylaws will provide that. notice of any stockholders meeting shall be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder entitled to notice of such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
ANNUAL MEETINGS OF THE STOCKHOLDERS	An annual meeting of the Company’s stockholders must be held at the date, time and place, or may instead be held solely by means of remote communication, as may be designated by our Board. Pursuant to Section 211 of the DGCL, if a corporation does not hold an annual meeting of stockholders within 13 months of the date of the previous year’s annual meeting of stockholders, the Delaware Court of Chancery may summarily order a meeting to be held upon application of any stockholder or director.	The MGCL requires a meeting of stockholders to be held each year but does not contain a 13-month requirement similar to Section 211 of the DGCL.
ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE	Except as set forth in the Delaware Charter with respect to certain amendments to the Delaware Charter and amendments to the Delaware Bylaws, the Delaware Charter and Delaware Bylaws do not contain any additional enhanced voting thresholds with respect to such extraordinary corporate actions.	No matters will require a supermajority vote of stockholders under the MGCL, the Maryland Charter or the Maryland Bylaws.
STOCKHOLDER PROPOSALS	The DGCL does not have a statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business or director nominations before a meeting of stockholders, but a corporation is permitted to include such requirements in its bylaws. The Delaware Bylaws provide that, at an annual meeting of stockholders, to be properly brought before the
The Maryland Bylaws will provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders at the meeting may be made only:
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pursuant to the Company’s notice of the meeting;

•
by or at the direction of the Board; or

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meeting, nominations for persons for election to our Board and the proposal of business to be considered by the stockholders must be either (i) properly brought before the meeting by or at the direction of the Board, or (ii) otherwise properly requested to be brought before the meeting by a stockholder of the Company who was a stockholder of record on the date that notice was provided in accordance with the Delaware Bylaws, who is entitled to vote and who complied with the advance notice procedures set forth in the Delaware Bylaws.
The Delaware Bylaws provide requirements for both substance and timeliness. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, not later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. To satisfy the substantive advance notice requirements, the stockholder’s notice must contain specific information concerning the person to be nominated or matters to be brought before the meeting, as well as specific information concerning the

•
by a stockholder who was a stockholder of record at the record date set by the board of directors for the meeting, at the time of giving of the notice required by the Maryland Bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures set forth in, and provided the information and certifications required by, the Maryland Bylaws.

The Maryland Bylaws require the stockholder giving such notice to provide notice to the secretary containing the information required by the Maryland Bylaws not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in the Maryland Bylaws) for the preceding year’s annual meeting (which, in the case of the annual meeting held in 2024, means the date of the annual meeting of stockholders held in 2023 by the Company before the completion of the Conversion), unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, in order for notice by the stockholder to be timely, the notice must be so delivered not earlier than the 150th day before the date of the annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day before the date of the annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date

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stockholder submitting the proposal or making the nomination, as more particularly described in the Delaware Bylaws.
of the meeting is first made.
With respect to special meetings of stockholders, the Maryland Bylaws will provide that only the business specified in the Company’s notice of meeting may be brought before the special meeting of stockholders, and nominations of individuals for election to Board may be made only:
•
by or at the direction of the Board or

•
provided that the meeting has been called in accordance with the Maryland Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board for the meeting, at the time of giving of the notice required by the Maryland Bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions set forth in, and provided the information and certifications required by, the Maryland Bylaws.

Any stockholder may nominate one or more individuals for election as a director if the stockholder’s notice containing the information required by the Maryland Bylaws is delivered to the secretary not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.

LIMITATION OF LIABILITY OF DIRECTORS AND	The DGCL permits limiting or eliminating the monetary liability	Maryland law permits a Maryland corporation to include

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OFFICERS
of directors and certain officers to a corporation or its stockholders, except with regard to breaches of the duty of loyalty; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; in the case of directors, unlawful repurchases, redemptions or dividends; transactions from which the director or officer derived an improper personal benefit; or, in the case of such officers, in actions by or in the right of the corporation.
The Delaware Charter provides that, to the fullest extent permitted by the DGCL, the Company’s directors are not liable to the Company or any of its stockholders for monetary damages for breaches of fiduciary duties as a director.
in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Maryland Charter will contain a provision that eliminates such liability to the maximum extent permitted by Maryland law.
INDEMNIFICATION OF DIRECTORS, OFFICERS	The DGCL generally permits a corporation to indemnify any current or former director, officer, employee or agent of the corporation (or any person who is or was serving, at the request of the corporation, in one or more of such capacities with respect to another entity, trust or enterprise) against expenses, judgments, fines and amounts paid in settlement in connection with civil, criminal, administrative or investigative actions or proceedings, other than an action by or in the right of the corporation (in which case such persons may only be indemnified against expenses, and only with court approval if such indemnitee has been adjudged liable to the corporation), if the indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, if such indemnitee
The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter will not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed

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had no reasonable cause to believe his/her conduct was unlawful. In addition if a current or former director or “officer” (as defined in Section 145(c)(1) of the DGCL) is successful on the merits or otherwise in defense of any claim, issue or matter therein, the corporation shall indemnify such indemnitee against expenses actually and reasonably incurred by such indemnitee in connection therewith.
The Delaware Charter provides that the Company will indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other enterprise, against all liability and loss suffered and expenses incurred by such person, to the fullest extent permitted by the laws of the State of Delaware and the Delaware Charter. The Delaware Charter also provides that the Company is required to pay the expenses incurred by such persons in defending any proceeding in advance of its final disposition.

in bad faith or was the result of active and deliberate dishonesty;
•
the director or officer actually received an improper personal benefit in money, property or services; or

•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or on behalf of the corporation or if the director or officer was adjudged liable on the basis that personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of:
•
a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

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a written undertaking, which may be unsecured, by the director or officer or on the director’s or officer’s behalf to repay the amount paid if it is ultimately determined that the standard of conduct has not

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been met.
The Maryland Charter will obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the director’s or officer’s ultimate entitlement to indemnification to:
•
any present or former director or officer (including former directors or officers of the Company before the completion of the Conversion (“Mullen Delaware”)) who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of our company or Mullen Delaware and, at our request, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

DIVIDENDS / DISTRIBUTIONS	Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of	Pursuant to Section 2-311 of the MGCL and the Maryland Charter, and subject to the preferential rights of any outstanding shares of preferred stock, the Company will be permitted make distributions, which include dividends (other than dividends payable in shares of the Company’s stock or rights to acquire shares of the Company’s stock), redemptions,

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dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.
As described in further detail below, subject to the preferential rights of the Company’s preferred stock, holders of the Company’s common stock and Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, are entitled to dividends if, as and when declared by our Board out of the assets legally available for such distribution.

repurchases, the incurrence or forgiveness of indebtedness to or for the benefit of the Company’s stockholders or any other direct or indirect transfers of money or other property of the Company in respect of any of its shares, when, as and if authorized by the Board, unless, after the distribution, the Company would not be able to pay its debts as they become due in the usual course of business or the Company’s total assets would be less than the sum of its total liabilities, plus, if required by the terms of any future class or series of our stock senior to the shares receiving such distribution (not including the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock), the aggregate liquidation preference of such class or series of stock.
Alternatively, the Company may make distributions out of (i) the net earnings of the Company for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters, so long as, after giving effect to the distribution, the Company will be able to pay its debts as they become due in the ordinary course of its business.
In determining whether a distribution is permitted, the Board may rely either on (i) financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances; or (ii) a fair valuation or other method that is reasonable under the circumstances.

BUSINESS COMBINATION STATUTE	Section 203 of the DGCL generally prohibits “business	Under the MGCL, certain “business combinations”

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combinations,” including certain mergers, sales and leases of assets, issuances of securities and certain other transactions, by a corporation or certain of its subsidiaries with an “interested stockholder” (as defined under Section 203 of the DGCL), for a period of three years after the person or entity becomes an interested stockholder unless: (i) the Board of Directors of the corporation has approved, before such person or entity became an interested stockholder, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the “voting stock” of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) at or subsequent to the person or entity becoming an interested stockholder, the business combination is approved by the Board of Directors and authorized at a meeting of stockholders by the affirmative vote of at least 66-2∕3% of the outstanding voting stock not owned by the interested stockholder.
The Company has not opted out of the protections of Section 203 of the DGCL. As a result, the

(including a merger, consolidation, statutory share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested stockholder, or an affiliate of such an interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Maryland law defines an interested stockholder as:
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any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MGCL if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.
After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•
80% of the votes entitled to be cast by holders of outstanding

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statute applies to the Company; however, the Board previously approved each of Gregory B. Maffei and certain of his related persons as an “interested stockholder” and the acquisition by such persons of shares of the company’s common stock, in each case, for purposes of Section 203 of the DGCL.
shares of voting stock of the corporation, voting together as a single voting group; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, voting together as a single voting group.

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a corporation’s board of directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, the Board will adopt a resolution exempting any business combination with any other person, provided that such business combination is first approved by the Board, including a majority of the Company’s directors who are not affiliates or associates of such person.

CONTROL SHARE ACQUISITION ACT	There is no equivalent statutory provision to Control Share Acquisition Act under Delaware law.	The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to those shares except to the extent approved by the affirmative vote of at least

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two-thirds of the votes entitled to be cast by stockholders entitled to exercise or direct the exercise of voting power in the election of directors generally, but excluding: (1) the person who has made or proposes to make the control share acquisition; (2) any officer of the corporation; or (3) any employee of the corporation who is also a director of the corporation. “Control shares” are voting shares of stock that, if aggregated with all other such shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors of the Maryland

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corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the control shares. If no request for a special meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders is held at which the voting rights of such shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition statute does not apply (1) to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.
The Maryland Bylaws will contain a provision exempting

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from the control share acquisition statute any and all control share acquisitions by any person of shares of our stock. There can be no assurance that this provision will not be amended or eliminated at any time in the future.
DUTIES OF DIRECTORS	Under Delaware law, the standards of conduct for directors have developed through Delaware case law. Generally, directors must exercise a duty of care and duty of loyalty to the company and its stockholders. Members of the Board of Directors or any committee thereof designated by the Board of Directors are fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the Board of Directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.	Under Maryland law, the standard of conduct for directors is governed by statute. The MGCL requires that a director of a Maryland corporation perform his or her duties: (i) in good faith; (ii) in a manner the director reasonably believes to be in the interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.
SUBTITLE 8	There is no equivalent statutory provision to Subtitle 8 under Delaware law
Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Exchange Act, and at least three independent directors to elect, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to be subject to any or all of five provisions which provide for:
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a classified board;

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a two-thirds vote requirement for removing a director;

•
a requirement that the number

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of directors be fixed only by vote of the directors;
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a requirement that a vacancy on the board of directors be filled only by a vote of the remaining directors (whether or not they constitute a quorum) and for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; or

•
a majority requirement for the calling of a special meeting of stockholders.

The Company will elect in the Maryland Charter to be subject to the Subtitle 8 provision which provides that vacancies on our Board may be filled only by the remaining directors (whether or not they constitute a quorum) and that a director elected by the Board to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is duly elected and qualifies.

APPRAISAL RIGHTS / DISSENTER’S RIGHTS	Under the DGCL, a stockholder who has neither voted in favor of certain mergers, consolidations or conversions of a corporation to another entity, nor consented thereto in writing, who has properly demanded appraisal of their shares, and who otherwise complies with the requirements for perfecting and preserving their appraisal rights under Section 262 of the DGCL may be entitled to receive payment in cash for the fair value of their shares (exclusive of any element of value arising from the accomplishment or expectation of such merger, consolidation or conversion) as determined by the Delaware Court of Chancery in an appraisal proceeding, together with interest (if any) thereon. Section 262 also permits	Pursuant to the MGCL, a Maryland corporation may eliminate appraisal rights in all situations (other than appraisal rights arising in connection with the Control Share Acquisitions Act) in its charter. The Maryland Charter will provide that stockholders generally have no appraisal rights unless the Board determines that appraisal rights will apply to one or more transactions in which stockholders would otherwise be entitled to exercise such rights.

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beneficial owners of stock to demand appraisal in their own names, subject to the requirements of Section 262. However, unless the corporation’s certificate of incorporation provides otherwise, appraisal rights are not available for shares of capital stock that, at the record date for determination of stockholders entitled to receive notice of the meeting of stockholders (or at the record date for determination of stockholders entitled to consent pursuant to Section 228 of the DGCL) to act upon the merger, consolidation or conversion, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Further, unless the corporation’s certificate of incorporation provides otherwise, no appraisal rights are available to stockholders of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation as provided in Section 251(f) of the DGCL. Notwithstanding the foregoing, appraisal rights are available if stockholders are required to accept for their shares anything other than (i) shares of capital stock of the surviving or resulting corporation (or of the converted entity if such entity is a corporation), (ii) shares of capital stock of another corporation (or depository receipts in respect thereof) that, at the effective date of the merger, consolidation or conversion, will either be listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares, or (iv) any combination of clauses (i) – (iii). Appraisal rights are also available under the DGCL in certain other circumstances, including in

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certain parent-subsidiary mergers and in certain circumstances where the certificate of incorporation so provides. Neither the Delaware Charter nor the Delaware Bylaws provide for appraisal rights in any additional circumstance other than as required by applicable law. See Section 262 of the DGCL.
EXCLUSIVE FORUM	The Delaware Charter contains an exclusive forum provision, which provides that the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any (1) derivative action or proceeding brought on behalf of the Company, (2) action asserting a claim of breach of a fiduciary duty owed by any director or officer or stockholder of the Company to the Company or our stockholders, (3) action asserting a claim against the Company arising pursuant to any provision of the DGCL, Delaware Charter or Delaware Bylaws, or (4) action asserting a claim against the Company governed by the internal affairs doctrine.	The Maryland Bylaws will provide that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, and any action or proceeding asserting any Internal Corporate Claim, including without limitation: (i) any derivative action or proceeding brought on the Company’s behalf (other than any action arising under federal securities laws), (ii) any claim, or any action or proceeding asserting a claim, based on an alleged breach of any duty owed by any of the Company’s directors or officers or other employees to the Company or to its stockholders; or (iii) any claim, or any action or proceeding asserting a claim, against the Company or any of the Company’s directors or officers or other employees arising under or pursuant to any provision of the MGCL, the Maryland Charter or the Maryland Bylaws; or (b) any action or proceeding asserting a claim against the Company or any of the Company’s directors, officers or other employees that is governed by the internal affairs doctrine. These choice of forum provisions will not apply to any

RIGHT	DELAWARE	MARYLAND

action or proceeding under federal securities laws or claims arising under the Securities Act, or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Further, these choice of forum provisions will not apply to any claim or cause of action, or any action or proceeding asserting a claim or cause of action, that arose solely as a result of actions and events that occurred before the completion of the Conversion.
Furthermore, the Maryland Bylaws will provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be, to the fullest extent permitted by law, the sole and exclusive forum for the resolution of any claim arising under the Securities Act.

Certain Anti-Takeover Effects and Provisions
The Delaware Certificate of Incorporation and the Delaware Bylaws contain various provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:
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authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

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a board of directors divided into three classes;

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directors are removable by stockholders only for cause;

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advance notice requirements for stockholder proposals and director nominations;

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requirements that special meetings of stockholders may only be called by the board of directors or certain officers; and

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not permitting cumulative voting in the election of directors.

The provisions of the type described in the bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws. See the section entitled “Anti-Takeover Effect of Certain Provisions of Maryland Law and of Our Charter and Bylaws” under Appendix F for further details on certain anti-takeover effects under Maryland law.
Appraisal Rights
If the Conversion consummated, shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by Mullen stockholders who do not vote in favor of the Conversion, make the demand described below with respect to shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, who continuously is the record holder of such shares through the effective time of the Conversion (the “Effective Time”) and who otherwise complies with the statutory requirements of Section 262 will be entitled to an appraisal by the Delaware Court of Chancery of the fair value of his or her shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. Because the shares of Mullen’s common stock are currently listed on a national securities exchange, and the holders thereof will receive shares of common stock of the converted corporation in the Conversion, holders of Mullen’s common stock are not entitled to exercise appraisal rights.
The following summarizes Delaware law pertaining to appraisal rights in connection with the Conversion. The following discussion is not a complete statement of the law pertaining to appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262, which is attached to this Proxy Statement as Appendix G and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that you exercise your appraisal rights under Section 262.
Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262, which are attached hereto as Appendix G, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights. All references in this summary to (i) a “stockholder” are to the record holder of shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (ii) a “beneficial owner” are to a person who is the beneficial owner of shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock held either in voting trust or by a nominee on behalf of such person, (iii) a “person” are to an individual, corporation, partnership, unincorporated association or other entity. Unless otherwise noted herein, all references to shares of Mullen’s preferred stock refer collectively to shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. Under Section 262, stockholders desiring to exercise their right to appraisal must (1) properly submit a written demand for an appraisal of their shares of Mullen’s preferred stock to Mullen prior to the stockholder vote on the Conversion; (2) not submit a proxy or otherwise vote in favor of the Conversion; (3) hold shares of Mullen’s preferred stock upon the making of a demand under clause (1) and continue to hold their shares of preferred stock through the effective date of the Conversion; (4) not thereafter withdraw their demand for appraisal of their shares or otherwise lose their appraisal rights, in each case in accordance with the DGCL; and (5) otherwise meet the criteria and follow the procedures set forth in Section 262. A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above, provided that (i) such beneficial owner continuously owns such shares through the effective date of the Conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Mullen under Section 262 and to be set forth on the Verified List (defined below).
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest from the effective date of the Conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Conversion and the date of payment of the judgment; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the converted corporation may pay to each person entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a conversion is to be submitted for approval and adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of the corporation’s stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes such notice that appraisal rights are available in connection with the Conversion, and the full text of Section 262 is attached to this Proxy Statement as Appendix G. In connection with the Conversion, any person who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review Annex C carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be deemed to have accepted the terms offered upon the Conversion. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, we believe that if a person considers exercising such rights, that person should seek the advice of legal counsel.
Stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of Mullen’s preferred stock must strictly comply with Section 262. In addition, a stockholder of record, a beneficial owner or the converted corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective date of the Conversion. The converted corporation is under no obligation to file any petition and has no intention of doing so.
Because receipt of a signed proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the Conversion, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the Conversion, abstain or not vote his, her or its shares. Beneficial owners should consult with their bank, broker or other nominee regarding methods of voting.
Filing Written Demand
Any stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Mullen, before the vote on the Conversion at the Meeting, a written demand for the appraisal of such person’s shares. Neither voting against the Conversion nor abstaining from voting or failing to vote on the Conversion will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Conversion. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Conversion at the Meeting will constitute a waiver of appraisal rights.
Record Holders
A demand for appraisal by a holder of record must be executed by or on behalf of the holder of record and must reasonably inform us of the identity of the stockholder and state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Conversion. If a holder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Mullen’s preferred stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Mullen’s preferred stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Mullen’s preferred stock as to which appraisal is sought. Where no number of shares of Mullen’s preferred stock is expressly mentioned, the demand will be presumed to cover all shares of Mullen’s preferred stock held in the name of the holder of record.
Beneficial Owners
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above,

provided that (i) such beneficial owner continuously owns such shares through the effective date of the Conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Mullen under Section 262 and to be set forth on the Verified List (defined below).
Although not expressly required by Section 262, Mullen reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Attn: Secretary
Mullen Automotive Inc.,
1405 Pioneer Street, Brea, California 92821
Demands for appraisal may not be submitted by electronic transmission.
Actions After Completion of the Conversion
If the Conversion is completed, within 10 days after the effective date of the Conversion, the converted corporation will notify each holder of Mullen’s preferred stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the Conversion, and any beneficial owner who has properly demanded appraisal, of the effective date of the Conversion. At any time within 60 days after the effective date of the Conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Conversion by delivering to Mullen a written withdrawal of the demand for appraisal. Within 120 days after the effective date of the Conversion, the converted corporation or any person who has complied with Section 262 and is entitled to appraisal rights under Section 262, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by a stockholder of record or beneficial owner, demanding a determination of the fair value of Mullen’s Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (as applicable) of all dissenting holders. The converted corporation is under no obligation, and has no present intention, to file a petition, and no person should assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Mullen’s preferred stock. Accordingly, any stockholders or beneficial owners who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Mullen’s preferred stock within the time and in the manner prescribed in Section 262. The failure of a record holder or beneficial owner of shares of Mullen’s preferred stock to file such a petition within the period specified in Section 262 could result in the loss of appraisal rights.
Within 120 days after the effective date of the Conversion, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the Conversion and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand on his, her or its own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The converted corporation must give this statement to the requesting stockholder or beneficial owner within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a record holder of shares of Mullen’s preferred stock or a beneficial owner and a copy thereof is served upon the converted corporation, the converted corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the converted corporation and all of the stockholders shown on the Verified List at the addresses stated therein. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs of these notices shall be borne by the converted corporation.
After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Determination of Fair Value
After determining the persons entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of the shares of Mullen’s Series A Preferred Stock, Series C Preferred Stock and Series D Preferred stock, as applicable, subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Conversion, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the converted corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described above). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction in which appraisal rights are available that throw any light on future prospects of the surviving, resulting or converted entity. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the . . . conversion.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction in which appraisal rights are available] and not the product of speculation, may be considered.”
Neither Mullen nor the converted corporation anticipates offering more than the value offered pursuant to the Conversion to any holder of shares of Mullen’s preferred stock exercising appraisal rights. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, or other requirements imposed by Section 262 to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.
Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of jurisdiction under Subsection (k) of Section 262. In the absence of such an order, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Mullen’s preferred stock under Section 262 fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, such person will be deemed to accept the terms offered upon the Conversion, without interest. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Conversion or if the person delivers to the converted corporation a written withdrawal of the person’s demand for appraisal in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Mullen’s preferred stock will be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares, except dividends or other distributions payable to stockholders of record as of a time prior to the Effective Time. If no petition for an appraisal is filed, if the person who has made a demand for appraisal delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares within 60 days after the Effective Time in accordance with Section 262 or, with respect to holders of Mullen’s preferred stock, then the right of such person to an appraisal of such shares shall cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, no appraisal proceeding shall be dismissed as to any person without the approval of the Delaware Court of Chancery and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262; provided that this sentence does not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Conversion within 60 days after the effective date of the Conversion.
Failure to comply with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, any stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Effective Time
If approved by the requisite vote of the holders of shares of Common Stock and Preferred Stock, we expect the Conversion to become effective upon the filing of a certificate of conversion with the Delaware Secretary of State in accordance with the DGCL and the filing of the Maryland Charter and an Articles of Conversion with SDAT in accordance with the MGCL, or if later, the time specified in such documents that is not more than 30 days after the date on which the Maryland Charter and Articles of Conversion are filed with the SDAT.
Consequences If the Conversion Proposal Is Not Approved
If the Conversion Proposal is not approved by the stockholders, (1) the Company will continue to operate and pay Delaware franchise taxes; (2) the Board will not be able to approve, without a stockholder vote, an amendment to the charter Company to increase the number of authorized shares or effect a reverse stock split without stockholders’ approval, which will therefore require the additional time and expense of seeking a stockholder vote for such matters; (3) the stockholders will not have the additional protections offered by Maryland law in the event of an unsolicited takeover attempt; (4) the Company will not have the flexibility offered by Maryland law to make distributions and (5) the Company cannot have increased flexibility in the future to implement potential restructuring or strategic transactions if determined advisable, without triggering appraisal rights.
In the future, the Company’s Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Company in the State of Maryland.
Securities Law Consequences
After the Reincorporation, we will continue to be a publicly held company, shares of Common Stock will continue to be traded on the Nasdaq Capital Market under the symbol “MULN,” and we will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.
Effect of Not Obtaining the Required Vote for Approval
If the Conversion Proposal fails to obtain the requisite vote for approval, the Conversion will not be consummated and we will continue to be incorporated in Delaware.
Abandonment, Deferral, and Amendment
Notwithstanding a favorable vote of the stockholders, the Board of Directors may decide to abandon or defer the Conversion prior to its effectiveness. The Plan of Conversion, however, may not be amended after stockholder approval if the amendment would have a material adverse effect on the rights of stockholders or violate applicable law.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Conversion Proposal will require the affirmative vote of (i) a majority of the voting power of the outstanding shares of our Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), entitled to vote thereon, all voting together as a single class and (ii) a majority of the outstanding shares of each of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, entitled to vote thereon, each voting as a separate class. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Conversion Proposal.
Proposal 4 is a non-routine matter. If you own shares through a bank, broker or other holder of record, those shares may not be voted on Proposal 4 by such bank, broker or other holder of record without your instructions. Abstentions and broker non-votes will have the effect of a vote against the proposal.
Our Chief Executive Officer, David Michery will abstain from voting on this Proposal 4. Meanwhile, as stated above, Mr. Michery will not exercise his proxies pursuant to the Voting Agreements on any of the proposals described in this proxy statement.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONVERSION OF THE COMPANY FROM A DELAWARE CORPORATION TO A MARYLAND CORPORATION.

PROPOSAL 5
APPROVAL, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our compensation committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”
As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this proposal overrules any decision by the company or our board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or our board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or our board of directors (or any committee thereof). However, our Board and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval, on an advisory basis, of this Proposal 5 requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock, our Series A Preferred Stock and our Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. As this is an advisory vote, the result will not be binding on our Board or Compensation Committee.
Proposal 5 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 5 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 6
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote and must be submitted to stockholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “1 YEAR,” “2 YEARS,” or “3 YEARS.” You may also “ABSTAIN” from voting.
After careful consideration, the Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every three years. The Board believes this period is most consistent with the Company’s compensation objectives since our executive compensation program is intended to encourage long-term performance and a three-year voting cycle will provide shareholders with sufficient time to evaluate the effectiveness of our executive compensation program.
Stockholders are not voting to approve or disapprove our Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board and compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board or the Company, our Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval, on an advisory basis, of this Proposal 6 requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock, our Series A Preferred Stock and our Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. As this is an advisory vote, the result will not be binding on our Board or Compensation Committee.
Proposal 6 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 6 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “3 YEAR.”

PROPOSAL 7
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C),
OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT
General
We are asking the stockholders to approve the 2023 CEO Performance Award to our Chief Executive Officer and founder, David Michery. On June 8, 2023, to the Board determined that (1) the grant of performance equity awards to the Chief Executive Officer (“CEO Performance Award”) pursuant to a Performance Stock Award Agreement (the “2023 PSA Agreement”) was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the 2023 PSA Agreement and the grant of the CEO Performance Award. The full text of the 2023 PSA Agreement is attached to this proxy statement as Appendix H. The CEO Performance Award represents the right of Mr. Michery to receive shares of Common Stock of the Company based on the achievement of milestones, subject to the terms and conditions set forth in the 2023 PSA Agreement. Mr. Michery abstained from the vote to approve the entry into the 2023 PSA Agreement and the grant of the CEO Performance Award. References to “Mr. Michery” in this section mean David Michery unless the context requires otherwise.
The Compensation Committee, consisting of independent directors, designed the 2023 PSA Agreement. The Compensation Committee discussed the 2023 PSA Agreement several times since the beginning of March 2023 and considered the Company’s current ongoing projects and its long-term vision. The Compensation Committee also considered the need to incentivize our CEO and to drive the next decade of our shareholder returns, and recognized that Mr. Michery currently only holds a minimum ownership interest in the Company at around 0.7%. The Compensation Committee believes that the grant of the equity pursuant to the terms of the 2023 PSA Agreement is in the best interests of the stockholders as it provides incentives for Mr. Michery to achieve the Company’s business plans. Furthermore, the 2023 PSA Agreement recognizes the Company’s growth potential and is designed to motivate Mr. Michery whose inspirational creativity and leadership can uniquely unlock this potential and continue to deliver exceptional value to the Company. As the Company’s founder, a thought leader and a person who developed the Company’s brand and vision from the beginning, the Compensation Committee believes that Mr. Michery inspires employees and customers alike with his creativity, dynamic market-creating innovation and enduring dedication to Mullen’s mission.
Pursuant to the 2023 PSA Agreement, Mr. Michery is eligible to receive shares of Common Stock based on the achievement of milestones as described below (“Milestones”), and within each Milestone the achievement of certain performance tranches (each, a “Tranche”), with each Tranche representing a portion of shares of Common Stock that may be issued to Mr. Michery upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Michery continuing as the Chief Executive Officer, the Company will issue shares of Common Stock as specified in the Tranche.
In 2022, the Board approved a performance stock award for Mr. Michery (the “2022 PSA Agreement”) that required the Company to achieve specified market capitalization and operational goals. Mr. Michery has achieved most of the milestones and tranches under the 2022 PSA Agreement. Only a few milestone opportunities remain under the 2022 PSA Agreement and certain of them have lapsed. The Compensation Committee therefore saw the need to continue incentivizing Mr. Michery to lead the Company through the next phase of its development. The awards already granted to Mr. Michery under the 2022 PSA Agreement are described under the section “Executive Compensation — CEO Performance Award” below and were reported in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022.
As noted below, Nasdaq Listing Rule 5635 requires approval by a listed company’s stockholders with respect to the establishment of any equity compensation arrangement pursuant to which stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the listed company’s charter. The 2023 PSA Agreement provides that the Company is not obligated to issue shares underlying the CEO Performance Award until the Company’s stockholders have voted to approve the 2023 PSA Agreement. Further, the 2023 PSA Agreement provides that if the Company’s stockholders do not approve the CEO Performance Award on or before June 8, 2024, the date that is twelve (12) months after the date the CEO Performance Award was granted, then the CEO Performance Award shall be forfeited. We are therefore seeking stockholder approval to comply with the rules and regulations of Nasdaq and the terms of the 2023 PSA Agreement.
Value to Stockholders
The Board of Directors determined it in the best interests of stockholders to retain Mr. Michery with a long-term compensation agreement that is highly aligned with continued stockholder returns. The Board believes that the 2023 PSA Agreement is designed to both incentivize Mr. Michery and to provide benefit to the stockholders of the Company. Specifically, the Company believes the 2023 PSA Agreement benefits stockholders in the following ways:
1.
Pay for Performance

The 2023 PSA Agreement embodies a 100% at-risk performance award consisting exclusively of shares of Common Stock of the Company with tranches that vest only if significant milestones are achieved. Individual tranches can vest regardless of whether any or all of the other tranches vest. Thus, compensation under the 2023 PSA Agreement is incremental and linked to Company performance and therefore aligned with the interests of stockholders.
2.
Incentive for Mr. Michery’s Continued, Long-term Service and High Level of Performance

The Board believes that Mr. Michery’s ongoing active and engaged service is critical to the continued development and long-term interests of the Company. While the Board recognizes that the Company has many valuable employees who have contributed to the Company, the Board believes Mr. Michery’s leadership has been crucial in the Company’s formative years and phases of its early development. The structure of this compensation agreement provides significant motivation for Mr. Michery to deliver stockholder returns and to manage the business with a long-term perspective.
3.
Compensation is Non-Cash

Mr. Michery’s compensation under the 2023 PSA Agreement requires no cash to be expended by the Company. As a result, the Company will be able to allocate its cash resources to further strategic initiatives that improve the underlying value of the Company’s business operations and financial performance.
4.
Compensation is Performance-Based

The Board believes this award is a “pay-for-performance” compensation program that directly aligns Mr. Michery’s interests with the Company’s long-term plans and the interests generally of both the Company and its stockholders.
5.
Incentive for Mr. Michery to Finish Projects in the Pipeline

Certain milestones in the 2023 PSA Agreement are tied to current projects that are in the pipeline, i.e., the certification and homologation of the Class Three Van, the Bollinger B1 sports car and the Bollinger B2 sports car and battery development. The Board believes that the 2023 PSA Agreement will incentivize Mr. Michery to finish these current projects.
Methodology
In consideration of the achievements the Company has made under Mr. Michery’s leadership and considering (1) the potential for the Company’s future growth, (2) that Mr. Michery has accomplished most of the milestones under the 2022 PSA Agreement with a certain of remaining milestones lapsed, and (3) that Mr. Michery’s current ownership interest in the Company is minimum, the Compensation Committee of the Board of Directors saw the need to develop an incentive compensation program to encourage Mr. Michery’s continued leadership, and to motivate him to finish projects in the pipeline and to create significant stockholder value. The Compensation Committee considered Mr. Michery’s current compensation package, which includes an annual salary of $750,000 plus incentive compensation and an annual grant of one million shares of Common Stock. In addition, the Compensation Committee considered Mr. Michery’s ownership of the Company’s Common Stock and the fact that even with the shares of Common Stock that Mr. Michery earned under the 2022 PSA Agreement, his ownership interest in the Company is still minimum at around 0.7%, the significant dilution to his interests since the business combination with Net Element, Inc. and the strong belief that the best outcome for the Company’s stockholders is for Mr. Michery to accomplish the Company’s current projects in the pipeline and to continue leading the Company over the long-term.
Throughout the entire process, which began in the beginning of March 2023, the Compensation Committee met both formally and informally to discuss Mr. Michery’s compensation plan. They maintained a dialogue with Mr. Michery to share their ideas, to discuss his views and to negotiate the terms of the award with him. The Compensation Committee provided the Board of Directors with frequent updates on their progress and discussions, and the independent, non-interested members of the Board of Directors periodically met with Mr. Michery to express their opinions on the award and to gain an understanding of his commitment and goals for the Company. The Board also used the services of outside counsel to the Company to assist in drafting the 2023 PSA Agreement. The Compensation Committee did not calculate an estimate of the grant date “fair value” of the CEO Performance Award. The Compensation Committee did not retain a financial advisor or a compensation consultant in connection with the discussion of the 2023 PSA Agreement.
During this process, the Compensation Committee reviewed several draft agreements and incorporated best practices recommended by counsel. After the process was completed, the Compensation Committee presented terms for a performance award to Mr. Michery. Mr. Michery agreed that the 2023 PSA Agreement, substantially as presented, would motivate and incentivize him in leading the Company.
The Compensation Committee designed the 2023 PSA Agreement to incentivize and motivate Mr. Michery to continue to lead the Company over the long-term while continuing his current and past standard of involvement and leadership. In the Compensation Committee’s discussions with Mr. Michery, he indicated that the 2023 PSA Agreement would accomplish that.
When developing this program, the Compensation Committee considered:
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What structure would best align the interests of Mr. Michery and the Company’s other stockholders;

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What milestones should be used to promote stockholder value;

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The size of each award based on the relative impact of the milestone achieved;

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The balance of risks and benefits associated with any award;

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That the CEO Performance Award is linked to performance;

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Mr. Michery’s ownership interest in company;

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Motivations for Mr. Michery to finish current vehicle manufacturing and battery development projects in the pipeline; and

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Milestones that can incentivize Mr. Michery’s long term devotion to and leadership of the company.

The Compensation Committee presented the final 2023 PSA Agreement to the Board of Directors with a recommendation that the 2023 PSA Agreement be approved. The independent, non-interested members of the Board of Directors reviewed the agreement and considered the recommendation. The Board of Directors concluded that the 2023 PSA Agreement would motivate and incentivize Mr. Michery in his continued leadership of the Company on a long-term basis while aligning his interests with those of the Company’s other stockholders and providing significant stockholder value. The Board approved the 2023 PSA Agreement, with Mr. Michery abstaining and all other members of the Board of Directors approving the 2023 PSA Agreement. Stockholder approval is required for shares of the Company’s Common Stock to be issued to Mr. Michery in accordance with the 2023 PSA Agreement.
Summary of the 2023 PSA Agreement
Below is an overview of the material terms of the 2023 PSA Agreement. See Appendix H for the full 2023 PSA Agreement.

As described in the 2023 PSA Agreement, Mr. Michery is eligible to receive shares of Common Stock of the Company based on the achievement of Milestones as described below, and within each Milestone the achievement of certain performance Tranches, with each Tranche representing a portion of shares of Common Stock that may be issued to Mr. Michery upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Michery continuing as the Chief Executive Officer as of the date of satisfaction of such Tranche and through the date the Compensation Committee determines, approves and certifies that the requisite conditions for the applicable Tranche have been satisfied, the Company will issue shares of its Common Stock as specified in the Tranche. Each Milestone must be achieved within the performance period specified for such Milestone, and the latest a Milestone may be achieved is by December 31, 2025.
Description of Milestones
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Vehicle Completion Milestones:   For each vehicle completion Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of Common Stock : (i) Procuring full USA certification and homologation of its Class Three Van by end of December 2023; (ii) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2025; and (iii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2025.

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Revenue Benchmark Milestones:   For each $25 Million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the date of grant and the end of December 2025, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 1% of Mullen’s then-current total issued and outstanding shares of Common Stock as of the date a Revenue Tranche is achieved.

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Battery Development Milestones:   For each Battery Development Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock : (i) the Company either directly or in collaboration with a joint venture partner develops or produces new and more advanced battery cells by the end of December 2024; (ii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 1 vehicle by the end of December 2024; (iii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2024;

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JV-Acquisition Milestones:   If Mullen enters into a partnership, joint venture, purchase and sale agreement or similar transaction by the end of 2025 where the Company acquires a majority interest in an enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the JV-Acquisition Milestone is achieved.

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ACCELERATED Development Milestone:   If Mullen acquires a facility with existing equipment that allows the Company to expedite scaling of battery pack production in the USA, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the Accelerated Development Milestone is achieved

Potential Ownership of Securities and Potential Value that Could be Realized under the 2023 PSA Agreement
As of June 22, 2023, the Record Date, Mr. Michery directly owned 4,546,621 shares of the Company’s Common Stock and had no economic interest in unvested restricted stock unit awards or other convertible securities. Mr. Michery can still earn awards under the 2022 PSA Agreement that have not yet lapsed and he has until the end of 2024 to earn such awards. As of the Record Date, June 22, 2023, Mr. Michery can still earn the following awards under the 2022 PSA Agreement: (1) 2% of Mullen's then-current total issued and outstanding shares of Common Stock if he procures full USA certification and homologation for the sale and delivery of its Class One Van by end of August 2023; (2) 2% of Mullen's then-current total issued and outstanding shares of Common Stock if he procures a drivable prototype of its Mullen 5 vehicle for consumers to test by end of October 2023; (3) 2% of Mullen's then-current total issued and outstanding shares of Common Stock if he obtains full USA certification and homologation of the Dragonfly RS sports car by August 2024; and (4) for each $100 million raised, and subject to an aggregate maximum of $1.0 billion raise in equity or debt financing by the end of July 2024, he can get 1% of Mullen's then-current total issued and outstanding shares of Common Stock.
Based on 643,376,440 shares of the Company’s Common Stock outstanding on June 22, 2023, Mr. Michery has an economic interest in 0.7% of the outstanding shares of the Company’s Common Stock not including the shares of Preferred Stocks owned by Mr. Michery that are convertible into shares of Common Stock.
In addition, in connection with the business combination with Net Element, Inc., Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at an annual or special meeting of stockholders or through the solicitation of a written consent of stockholders on any election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets. The Voting Agreements have a term of three years or longer.
Pursuant to the Voting Agreements, as of the Record Date, Mr. Michery has the following shares over which he has voting power pursuant to Voting Agreements: (a) approximately 191,557,746 shares of Common Stock, (b) 1,037 shares of Series A Preferred Stock, which have voting power of 1,037,000 shares, (c) 48,403 shares of Common Stock issuable upon conversion of 1,210,056 shares of Series C Preferred Stock, and (d)  363,097 shares of Series D Preferred Stock. Based on 643,376,440 shares of the Company’s Common Stock outstanding on June 22, 2023, Mr. Michery has voting power over 30.6%% of the outstanding shares of the Company’s stock with regard to the matters covered by the Voting Agreements.
For illustration purposes only, if (i) all shares of common stock subject to the 2023 PSA Agreement were to become fully vested, outstanding and held by Mr. Michery as of the Record Date; and (ii) there were no other dilutive events of any kind, we estimate that Mr. Michery would have an economic interest in approximately 30.7% of the outstanding shares of the Company’s common stock, an increase of 30%, and voting power in approximately 46% of the outstanding shares of the Company’s common stock with regard to the matters covered by the Voting Agreements, an increase of approximately 16%.
To help convey the potential value of the award, and for illustration purposes only, if the maximum number of shares of Common Stock subject to the 2023 PSA Agreement have become fully vested, outstanding and held by Mr. Michery on June 22, 2023, assuming that this would result in the issuance of maximum approximately 193,012,932 shares, and based upon a closing price of $0.18 on June 22, 2023, the value of the shares granted would be worth approximately $34.7 million. Should the value of the closing price of the Company’s Common Stock increase, the value of the shares granted to Mr. Michery could also be substantially higher.
This calculation does not account for any future dilutive events, such as the issuance of additional equity as compensation to employees, as consideration for mergers and acquisitions, or for capital-raising activities, which would have the effect of diluting Mr. Michery’s ownership of the Company’s common stock and the calculation does not include the awards available for granting to Mr. Michery under the 2022 PSA Agreement. Nor does it account for any sales of the Company stock that Mr. Michery will likely have to make in order to pay required taxes or sales of stock by the parties to the Voting Agreements, who are not restricted in selling the shares covered thereby. Any of these events may result in Mr. Michery beneficially owning a smaller percentage of the outstanding shares of the Company’s common stock. In addition, this calculation does not account for the aggregation of successive achievements of the Milestones, such that the number of outstanding shares of the Company’s common stock will increase upon each achievement and thus successive achievements will be entitled to a greater number of shares of Common Stock. This may result in a larger amount of shares being issued overall depending on how many of the Milestones and Tranches Mr. Michery accomplishes. Therefore, it is impossible to provide the exact or true percentage of Mr. Michery’s future total ownership of the Company’s Common Stock upon the vesting of one or more Tranches of the 2023 PSA Agreement.

Further, it is not possible to reliably estimate the value that could be realized under the 2023 PSA Agreement because that value also depends on the price of shares of the Company’s Common Stock, which may be affected by a number of factors including the amount of dilution that the Company’s experiences over the course of time for Mr. Michery to achieve the Milestones.
Accounting and Tax Considerations
Accounting Consequences.   We follow FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award. However, pursuant to ASC Topic 718, stock-based compensation awards that are subject to the approval of stockholders are not deemed granted, solely for accounting purposes, until such approval is obtained. Therefore, the actual aggregate fair value of such awards cannot be computed for accounting purposes prior to the date of such approval. Accordingly, the 2023 PSA Agreement is expected to result in the recognition of additional stock-based compensation expense after the date of shareholder approval and over the term of the award.
Federal Income Tax Consequences.   The following discussion is a brief summary of the principal United States federal income tax consequences of the 2023 PSA Agreement under the U.S. Internal Revenue Code (the “Code”) as in effect on the date of this proxy statement. The following summary assumes that Mr. Michery remains a U.S. taxpayer. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Michery will depend upon his future individual circumstances.
Tax Effect for Mr. Michery.   Mr. Michery did not have taxable income from the grant of the 2023 PSA Agreement nor will he have taxable income from stockholder approval of the potential issuance of the additional shares for the CEO Performance Award, if such approval occurs. If, and when, Mr. Michery vests in any portion of the 2023 PSA Agreement, he will recognize ordinary income calculated as of the market value of the Common Stock on the date of vesting. Any taxable income recognized in connection with the vesting of the 2023 PSA Agreement by Mr. Michery will be subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss.
Tax Effect for the Company.   The Company may be entitled to a material tax deduction in connection with the 2023 PSA Agreement. In most cases, companies are entitled to a tax deduction in an amount equal to the ordinary income realized by a participant when the common stock vests and the participant recognizes such income. However, Section 162(m) of the Code limits the deductibility of compensation paid to the Company’s CEO and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1 million in any taxable year. Under Section 162(m) of the Code, as most recently amended in March 2021, the Company expects that Mr. Michery will be a covered employee for purposes of Section 162(m) of the Code throughout the duration of the 2023 PSA Agreement. Therefore, in any given year in which Mr. Michery vests all or part of the 2023 PSA Agreement, the Company will be able to take a tax deduction of $1 million or less, regardless of the amount of compensation recognized by Mr. Michery from the 2023 PSA Agreement or with any other type of compensation for the year.
Registration with the Securities and Exchange Commission
If the shares authorized under the 2023 PSA Agreement are approved by stockholders, the Company expects to file as soon as practicable after the Annual Meeting a registration statement on Form S-8 with the Securities and Exchange Commission to register the maximum additional number of shares of Common Stock that may be issuable pursuant to the award.

Effect of Issuance of Additional Shares of Common Stock
If this Proposal 7 set forth in this proxy statement is approved by stockholders and if Mr. Michery achieves any of the Milestones, the Company will be issuing additional shares of Common Stock, increasing the number of shares of Common Stock outstanding. As a result, our stockholders will incur dilution of their percentage ownership upon any issuance of shares of Common Stock pursuant to the terms of the 2023 PSA Agreement.
Since the number of shares to be issued will depend on the number of shares of Common Stock outstanding at the time that a Milestone or Tranche is achieved and whether and to what extent a Milestone or Tranche is achieved, we cannot predict the number of shares that will actually be issued. By way of example only, however, 1%, 2% and 3% of 643,376,440 shares of Common Stock outstanding on June 22, 2023, would result in the issuance of 6,433,765 shares, 12,867,529 shares and 19,301,294 shares of Common Stock, respectively. Plus, those amounts may be aggregated resulting in a larger amount of shares that may be issued overall depending on how many of the Milestones and Tranches Mr. Michery accomplishes.
Issuance of shares of Common Stock pursuant to the terms of the 2023 PSA Agreement will result in an increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of outstanding shares of our Common Stock and will experience a significant reduction in the percentage interests in voting power. Further, the issuance or resale of our Common Stock could cause the market price of our Common Stock to decline.
Supporting Statement of the Board
The Company is asking stockholders to vote their shares “FOR” the approval of shares of Common Stock to be issued for the proposed CEO Performance Award.
The independent, non-interested members of the Board of Directors, led by the members of the Compensation Committee, spent several months designing a compensation award that they believe will incentivize Mr. Michery while maximizing value for the Company stockholders. As part of this process, the Compensation Committee and the Board of Directors sought to balance a variety of important objectives, including:
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Aligning Mr. Michery’s interests with those of the Company stockholders by motivating him to achieve growth in the Company through the achievement of certain commercialization and product development efforts. This, in turn, should generate stockholder value;

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Motivating Mr. Michery to achieve the revenue benchmark Milestones outlined in the 2023 PSA Agreement, which would generate significant stockholder value;

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Encouraging Mr. Michery’s continued leadership and direction of the Company; and

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Linking Mr. Michery’s compensation to the Company’s performance so that he benefits when the Company stockholders benefit.

The Board believes that it is imperative to retain Mr. Michery, to incentivize him to continue his efforts to guide the Company during this critical point in the Company’s trajectory, and to motivate Mr. Michery to achieve his vision of making the Company a world leader in electric vehicle manufacturing and distribution.
Proposal to Approve Issuance of Shares of Common Stock
Nasdaq Listing Rule 5635(c) requires us to obtain stockholder approval with respect to certain non-public offerings involving the sale, issuance or potential issuance by the Company of equity compensation. Accordingly, we are seeking stockholder approval for the issuance of Common Stock to our Chief Executive Officer pursuant to the terms of the 2023 PSA Agreement as set forth in this Proposal 7.
Consequences of Not Approving This Proposal
If we do not obtain stockholder approval at the Meeting, the Board may seek stockholder approval at a future meeting.

Vote Required; Board of Directors Recommendation
Approval of the CEO Performance Award requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.
Proposal 7 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 7 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Mr. Michery will abstain from voting on this Proposal 7. Meanwhile, as stated above, Mr. Michery will not exercise his proxies pursuant to the Voting Agreements on any of the proposals described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT

PROPOSAL 8
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF $7 MILLION IN SHARES OF COMMON STOCK AND WARRANTS EXERCISABLE INTO SHARES OF COMMON STOCK AND ANY FUTURE ADJUSTMENTS OF THE EXERCISE PRICE OF THE WARRANTS
The information set forth in this Proposal 8 is qualified in its entirety by reference to the full text of (i) the Settlement Agreement and Release, dated January 13, 2023, between the Acuitas Capital LLC (“Acuitas”) and the Company (as amended, the “Settlement Agreement”); (ii) the Letter Agreement, dated June 20, 2023, between Acuitas and the Company (the “Letter Agreement”); (iii) the Securities Purchase Agreement, dated June 7, 2022, and amended on June 23, 2022, September 19, 2022, November 15, 2022, and April 3, 2023 (the “Securities Purchase Agreement”), and (iv) the forms of Warrant attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 10, 2022. Stockholders are urged to carefully read these documents.
General
On January 13, 2023, the Company entered into the Settlement Agreement pursuant to which Acuitas agreed to remit to the Company an aggregate of approximately $17.8 million for the erroneous issuance by the Company of an aggregate of 1,660,988 shares of common stock in connection with the exercise of warrants. In consideration of the settlement, Acuitas received the right to purchase (the “Settlement Additional Purchase Right”) an amount equal to $20 million in shares of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), and warrants exercisable for Common Stock equal to 185% the amount of the shares of the Series D Preferred Stock issued. Such Settlement Additional Purchase Right was exercisable on the same terms and conditions as provided under the Securities Purchase Agreement.
On June 1, 2023, the Settlement Additional Purchase Right was exercised by Acuitas and on June 5, 2023, Acuitas agreed that in lieu of the issuance and delivery by the Company of shares of Series D Convertible Preferred Stock, par value $0.001 per share, to Acuitas upon receipt of $20,000,000 paid by Acuitas on June 1, 2023, the Company issued 19,493,071 shares of the Common Stock and pre-funded warrants exercisable for 8,074,124 shares of Common Stock (the “Pre-Funded Warrants”). The Pre-Funded Warrants have an exercise price of $0.001 per share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Acuitas (together with its affiliates) may not exercise the Pre-funded Warrants to the extent that Acuitas would own more than 9.99% of the outstanding shares of Common Stock immediately after exercise. The Company also issued to Acuitas warrants exercisable for 50,999,310 shares of Common Stock (the “Original Warrants”). The Original Warrants have an exercise price of $0.7255 per share.
On June 20, 2023, the Company and Acuitas entered into a Letter Agreement, pursuant to which the Company and Acuitas agreed to cancel the Pre-Funded Warrants and Original Warrants in exchange for $13,000,000 and warrants exercisable for 18,058,507 shares of the Common Stock at an exercise price of $0.52 per share (the “Replacement Warrants”). In addition to the terms of the Replacement Warrant described below, Acuitas may not exercise the Replacement Warrants for more than 27,624,534 shares of Common Stock unless the Company has obtained shareholder approval to authorize the issuance of such greater number of shares pursuant to Rule 5635(d) of the NASDAQ Listing Rules.
Description of the Replacement Warrants
The Company must reserve out of authorized and unissued shares a number of shares of Common Stock equal to 250% of the maximum number of shares of Common Stock that are issuable upon exercise of the Replacement Warrants from time to time. If the Company fails to timely deliver shares upon exercise of the Replacement Warrant, the Company will be required to either (A) pay the holder for each trading day on which shares are not delivered 1% of the product of the number of shares not so issued multiplied by the closing sale price of the Common Stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of Common Stock in anticipation of delivery of shares upon exercise of the Replacement Warrant, cash in an amount equal to holder’s total purchase price of such shares.

The Replacement Warrants will provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):
Net Number = (A x B) / C
For purposes of the foregoing formula:
A= The total number of shares with respect to which the Replacement Warrant is then being exercised.
B= The Black Scholes Value (as described below).
C= The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 herein), but in any event not less than $0.10.
For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Replacement Warrant of 5 years (regardless of the actual remaining term of the Replacement Warrant).
The exercise price and number of shares issuable upon exercise of the Replacement Warrants will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets. If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold) for a consideration per share less than a price equal to the current exercise price of the Replacement Warrant (a “Dilutive Issuance”), then immediately after such issuance, the exercise price will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:
EP2 = EP1 x (A + B) / (A + C)
For purposes of the foregoing formula:
A= The total number of Warrant Shares with respect to which this Replacement Warrant may be exercised.
B= The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.
C= The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.
EP1= The Exercise Price in effect immediately prior to a Dilutive Issuance.
EP2= The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.10 per share of Common Stock.
“Restricted period” means the period commencing on the Purchase Date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

The Replacement Warrants will provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Replacement Warrant.
The exercisability of the Replacement Warrants may also be limited if, upon exercise, the holder and its affiliates would in aggregate beneficially own more than 9.99% of the Common Stock.
The Company would also agree not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the Replacement Warrants and the other transaction documents related to the Replacement Warrants.
Reasons for Requesting Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).
The potential issuance of the shares of Common Stock, including Common Stock underlying the Replacement Warrants, does not constitute a public offering under the Nasdaq Listing Rules.
The Board has determined that the sale of the Common Stock and the Replacement Warrants and the issuance of shares of Common Stock pursuant to the Replacement Warrants, is in the best interests of the Company and its stockholders because of the Company’s potential need to obtain additional financing.
The issuance of the Common Stock and the Replacement Warrants pursuant to the Settlement Agreement and the Letter Agreement, will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. On June 5, 2023, pursuant to exercise of the Settlement Additional Purchase Right, the Company issued 19,493,071 shares of Common Stock. Effective June 7, 2023, the Company issued the Replacement Warrants exercisable for 18,058,507 shares of the Common Stock.
As described above, the Replacement Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by the Company in connection with the exercise of the Replacement Warrants. No assurance can be given that any shares of Common Stock will be issued upon exercise of the Replacement Warrants, or that additional shares of Common Stock will not be issued in the event that the number of shares of Common Stock issuable upon the exercise of the Replacement Warrants does not increase pursuant to the terms of such Replacement Warrants.
Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of Common Stock the Company may issue to the investors, the Replacement Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of Common Stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the investors may sell some or all of the shares they receive upon exercise of the Replacement Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.
Possible Effects of Disapproval of this Proposal
Our Board is seeking the approval of our stockholders to authorize our issuance of additional shares pursuant to the Settlement Agreement. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing additional Common Stock pursuant to exercise of the Replacement Warrants, if the issuance of such shares of Common Stock would exceed 19.99% of the Company’s outstanding shares of Common Stock or otherwise exceed the aggregate number of shares of Common Stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.
If this Proposal 8 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the Settlement Agreements, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 8 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s Common Stock, the Company’s Series A Preferred Stock and the Company’s Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.
Proposal 8 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 8 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF $7 MILLION IN SHARES OF COMMON STOCK AND WARRANTS EXERCISABLE INTO SHARES OF COMMON STOCK AND ANY FUTURE ADJUSTMENTS OF THE EXERCISE PRICE OF THE WARRANTS

PROPOSAL 9
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Our former auditor Daszkal Bolton LLP (“Daszkal”) resigned on March 1, 2023 upon the consummation of its merger with CohnReznick LLP. Daszkal served as the Company’s independent registered public accounting firm since September 18, 2020. Daszkal’s resignation as the Company’s independent registered public accounting firm was accepted by the Audit Committee of the Company on March 1, 2023. During the years ended September 30, 2022 and 2021 and the subsequent interim period from October 1, 2022 to March 1, 2023, (i) there were no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that Daszkal advised the Company of material weaknesses in its internal control over financial reporting as of September 30, 2022 and 2021. The report of Daszkal to the Company’s financial statements for fiscal years ended September 30, 2022 and 2021 included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern as result of loses from operations, debt defaults and a deficiency in working capital.
In connection to Daszkal Bolton LLP’s resignation, the Company engaged RBSM on March 1, 2023 as its new independent registered public accountant for the fiscal year ending September 30, 2023. This decision was approved by the Audit Committee in accordance with the authority of the Audit Committee as specified in its Charter. RBSM has served as the auditor for the Company since March 1, 2023. During the fiscal years ended September 30, 2022 and 2021 and through March 1, 2023, neither the Company nor anyone on its behalf consulted with RBSM regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The stockholders are being requested to ratify the appointment of RBSM at the Meeting. If the selection is not ratified, it is contemplated that the appointment of RBSM for 2023 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of RBSM will attend the Meeting. If the RBSM representative attends the Meeting, he/she will have an opportunity to make a statement and to respond to appropriate stockholder questions.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of the voting power of the outstanding shares of the Company’s Common Stock, the Company’s Series A Preferred Stock and the Company’s Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum, is required to ratify the appointment of RBSM as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of RBSM as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote “against” the proposal. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RBSM LLP
Principal Accountant Fees and Services
Audit Fees.   The aggregate fees, including expenses, billed by our principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings or engagements during each of the fiscal years ended September 30, 2022 and 2021 were $165,733 and $170,000, respectively.
Audit-Related Fees.   The aggregate fees, including expenses, billed by our principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above during the fiscal years ended September 30, 2022 and 2021 were $198,239 and $50,000, respectively.
Tax Fees.   The aggregate fees, including expenses, billed by our principal accountant for services rendered for tax compliance, tax advice and tax planning during the fiscal years ended September 30, 2022 and 2021 were $0 and $0, respectively.
All Other Fees.   The aggregate fees, including expenses, billed for all other products and services provided by our principal accountant during the fiscal years ended September 30, 2022 and 2021 were $0 and $0, respectively.
Audit Committee Pre-Approval Policy
Our audit committee is responsible for approving in advance the engagement of our principal accountant for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. The audit committee may in the future establish pre-approval policies and procedures pursuant to which our principal accountant may provide certain audit and non-audit services to us without first obtaining the audit committee’s approval, provided that such policies and procedures (i) are detailed as to particular services, (ii) do not involve delegation to management of the audit committee’s responsibilities described in this paragraph and (iii) provide that, at its next scheduled meeting, the audit committee is informed as to each such service for which the principal accountant is engaged pursuant to such policies and procedures. In addition, the audit committee may in the future delegate to one or more members of the audit committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval must be presented to the audit committee at its next scheduled meeting.
All audit and audit-related services performed by our principal accountant during the fiscal years ended September 30, 2022 and 2021 were pre-approved by our Board of Directors, then acting in the capacity of an audit committee.

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the September 30, 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2022 filed with the SEC.
The Audit Committee also has appointed, subject to stockholder ratification, RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.
June 8, 2023	Respectfully submitted,
Audit Committee Kent Puckett, Chair Mark Betor John Andersen
The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL 10
ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow us to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required
The affirmative vote of the majority of the voting power of the outstanding shares of the Company’s Common Stock, the Company’s Series A Preferred Stock and the Company’s Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve the adjournment of the Meeting as described in this proposal. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will not have an effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT PROPOSAL

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Board Leadership Structure and Risk Oversight
Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having David Michery serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.
Directors
The following table sets forth certain information regarding our current directors and director nominees:
Name	Age	Position	Director Class
David Michery	56	Chief Executive Officer, President, and Chairman of the Board	Class I
Mary Winter(3)	32	Secretary and Director	Class I
Ignacio Novoa	40	Director	Class I
Kent Puckett(2)	59	Director	Class II
Mark Betor(1)	67	Director	Class II
William Miltner	61	Director	Class III
John Andersen(1)	69	Director	Class III

(1)
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

(2)
Member of the Audit Committee and Compensation Committee

(3)
Member of the Nominating and Governance Committee

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.
Nominees for Class II Director for Term Ending at the Annual Meeting of Stockholders in 2026
The persons listed below have been nominated for election as the Class II directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.
Kent Puckett has served on Mullen Technologies’ Board of Directors since 2018, serving as the Audit Committee Chair during that time. Previously, he served as the Chief Financial Officer of Mullen Technologies from 2012 to 2018. Mr. Puckett has many years of experience as a CFO with a proven track record of establishing cross-functional partnerships to deliver stellar results. He has led many companies in their audit and disclosure requirements, creating operations, marketing, and sales division budgets of multi-million dollars, and being accountable for the allocation of resources to exceed profit and sales goals. Mr. Puckett has a B.S. in Business Administration from Pensacola Christian College, and Advanced Studies in Management, Finance, Compliance, Insurance, Financial Consulting, Taxation and Financial Reporting, with an emphasis on Public Companies reporting and audit requirements. We believe that Mr. Puckett is qualified to serve as a director because of his finance and accounting background and experience.
Mark Betor has served as a director of the Company since the closing of the Merger and a director of Mullen Technologies since 2018, serving on the Compensation Committee. Mr. Betor is a retired businessman and law enforcement officer. Since retirement, he has been involved with real estate investments and private business. We believe that Mr. Betor is qualified to serve as a director because of his vast experience within investments and private businesses.
Continuing Class I Directors Whose Term Expires at the Annual Meeting of Stockholders in 2025
David Michery has served as the Chairman of the Board, President and Chief Executive Officer of the Company since the closing of the Merger in November 2021 and held those same positions at Mullen Technologies since its inception in 2018. His automotive experience began with the acquisition of Mullen Motor Company in 2012. Mr. Michery brings over 25 years within executive management, marketing, distressed assets, and business restructuring. He acquired the assets of Coda Automotive, formerly an independent EV manufacturer, through bankruptcy as an entryway into the EV business. We believe that Mr. Michery is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his experience within various businesses, including automotive.
Mary Winter has served as director of the Company since the closing of the Merger and has been a director of Mullen Technologies since 2018. Ms. Winter has been an integral part of Mullen since inception. She currently serves as the Secretary of the Company and Board of Directors. Formerly, she was the Vice President of Operations for Mullen Technologies since 2014. We believe that Ms. Winter is qualified to serve as a director because of her business and operational knowledge of Mullen Technologies.
Ignacio Novoa has served as a director of the Company since July 2022.Mr. Novoa has been a realtor at Las Lomas Realty since January 2015. Prior to that, from August 2008 to March 2021, Mr. Nova served as police officer with the Federal Reserve Police and, from September 2008 to March 2013, as program security at Northrup Grumman. We believe that Mr. Novoa is qualified to serve as a director because of his experience in managing real estate.
Continuing Class III Directors Whose Term Expires at the Annual Meeting of Stockholders in 2024
William Miltner has served as a director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021. He has served as a litigation attorney for over 30 years. He is the co-founder of Miltner & Menck, APC, a full-service law firm, in San Diego, CA. Mr. Miltner successfully co-founded and co-managed the law firm of Perkins & Miltner, LLP, a respected San Diego litigation firm for 13 years. In 2006, when co-founder David Perkins left the practice of law, Miltner Law Group, APC, was founded. Mr. Miltner has represented many publicly traded and private companies including residential developers, construction contractors, title insurance companies and banking and lending institutions. His substantial experience includes representing and defending clients in complex real property, general business, construction, title insurance and lender litigation and transactional matters. Mr. Miltner is member of the American and San Diego County Bar Associations and American Business Trial Lawyers Association. He was admitted to The State Bar of California in 1988. We believe that Mr. Miltner is qualified to serve as a director because of his knowledge and experience within law practice areas and litigation matters.
John Andersen has served as director of the Company since September 2022. Mr. Andersen owned and operated various businesses since 1972, concentrating on real estate investment and management, primarily of multi-family residential units along with commercial sales and leases, in California, Utah and Wyoming, since 1980. From 1986 to 1996, Mr. Anderson was a partner in a large real estate company with over 300 sales agents and an escrow company, loan company and other real estate services. Since 2013, he has been a director and officer of Eminence Escrow, Inc. and, since 2015, he has owned and operated DNJ Investments, Inc., both of which provide escrow services. We believe that Mr. Anderson is qualified to serve as a director because of his extensive and in-depth experience in operating and growing businesses.
Executive Officers
The following table provides certain information regarding the executive officers of the Company:
NAME	AGE	POSITION
Jonathan New	63	Chief Financial Officer
Calin Popa	61	President — Mullen Automotive
Information about David Michery, our Chief Executive Officer and President, and Mary Winter, our Secretary, is set forth above under “Continuing Class I Directors Whose Term Expires at the Annual Meeting of Stockholders in 2025.”
Jonathan New was appointed by the Board as Chief Financial Officer of the Company, effective September 19, 2022. He served as a director of the Company from November 2021 until September 19, 2022. From January 2020 until September 2022, Mr. New served as the Chief Financial Officer of Motorsport Games, Inc. (NASDAQ: MSGM), a racing game developer, publisher and esports ecosystem provider. Previously, from July 2018 to January 2020, Mr. New was Chief Financial Officer of Blink Charging Co (NASDAQ: BLNK), an owner, operator and provider of electric vehicle charging equipment and networked electric vehicle charging services, and, from 2008 to July 2018, he was Chief Financial Officer of Net Element, Inc., (NASDAQ: NETE) a global technology and value-added solutions group that supports electronic payments acceptance in a multi-channel environment. Mr. New is a Florida Certified Public Accountant and a member of the American Institute of Certified Public Accountants.
Calin Popa has served as President of the Automotive Electric Vehicles Division of Mullen Technologies since 2017. He has 34 years of experience within the automotive industry. Previously, Mr. Popa was Vice President of Manufacturing Engineering at Karma Automotive, LLC, f/k/a Fisker Automotive, from 2010 to 2017. Mr. Popa has held senior positions within product development, vehicle launch and manufacturing at well-known companies, including MAN, Ford, and Chrysler.
Family Relationships
There are no family relationships between any of the directors or executive officers of the Company.
Corporate Governance and Board Matters
Vacancies
The Board of Directors is a classified board, which means that our directors hold office for staggered or overlapping terms, so that the terms of all directors do not expire in the same year. Each class consists, as nearly as possible, of one-third of the total number of directors. Directors in each class are elected for terms of three years and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Director Independence
We are listed on the NASDAQ Capital Market (“Nasdaq”) and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating and Governance Committee, that Mary Winter, Kent Puckett, Mark Betor and John Andersen qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.
Attendance at Board and Committee Meetings
During the fiscal year of 2022, our Board held eight (8) meetings, the audit committee held five (5) meetings, the compensation committee held three (3) meetings and the nominating and corporate governance committee held two (2) meetings. During that time, no member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of our Board on which he or she served (held during the period that such director served). The Company’s policy is to encourage, but not require, Board members to attend annual stockholder meetings.
Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.
A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://investors.mullenusa.com/ by clicking “Investor Relations — Investor Resources —  Governance” and is available in print upon request to the Secretary of Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821.
The Audit Committee
The Audit Committee of the Board of Directors consists of three directors, who are independent pursuant to the Director Independence Standards of NASDAQ and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Kent Puckett, who is serving as the Chair, Mark Betor, and John Andersen. The Board has determined that Kent Puckett qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, including the following functions:
•
reviewing and approving the engagement of the independent registered public accounting firm to perform audit services and any permissible non-audit services for the Company;

•
evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;

•
monitoring the rotation of partners on the engagement team of our independent registered public accounting firm;

•
reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
considering and approving or disapproving all related party transactions for the Company;

•
reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

•
conducting an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.

The Board has determined that each current member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person whom the Board has determined has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The Board has also determined that Jonathan New qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
The Compensation Committee
The Compensation Committee’s responsibilities include:
•
determining the compensation and other terms of employment of our chief executive officer and our other executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•
reviewing and recommending to the full Board the compensation of the our directors;

•
evaluating and administering the equity incentive plans, compensation plans and similar programs, as well as reviewing and recommending to the Board the adoption, modification or termination of any such plans and programs;

•
establishing policies with respect to equity compensation arrangements;

•
if required, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC; and

•
reviewing and evaluating, at least annually, the performance of the Compensation Committee and the adequacy of its charter.

The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors.
The Compensation Committee consists of Kent Puckett who is serving as the Chair, John Andersen, and Mark Betor. Our Board has determined that each current member of the Compensation Committee is independent under Nasdaq listing standards, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Code.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2022 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.
The Nominating and Governance Committee
The Nominating and Governance Committee assists the Board with the following functions:
•
reviewing periodically and evaluating director performance on the Board of Directors and its applicable committees, and recommending to the Board of Directors and management areas for improvement;

•
interviewing, evaluating, nominating and recommending individuals for membership on the Board of Directors;

•
reviewing and recommending to our board of directors any amendments to the Company corporate governance policies; and

•
reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance committee and the adequacy of its charter.

The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Governance and Nomination Committee consists of Mark Betor who is serving as the Chair, Mary Winter and John Andersen. The Board has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards.
The Director Nomination Process
The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.
Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.
Director Nominations.   Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Section 2.10 of our Bylaws provides specific procedures for shareholders to nominate directors. The procedures are as follows:
Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the corporation’s securities. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this bylaw. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
Notwithstanding the foregoing provisions of Section 2.10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in Section 2.10.
Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary, Mary Winter at 1405 Pioneer Street, Brea, CA 92821.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at https://investors.mullenusa.com/governance#governancedocuments and in print upon request to the Secretary at Mullen Automotive Inc., 1405 Pioneer Street, Brea, California, 92821. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.
Stockholder Communication with Our Board of Directors
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821, or by telephone at (714) 613-1900 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Mullen Automotive Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.
Non-Employee Director Compensation
Our non-employee directors receive compensation for service on our board of directors and committees of our board of directors as follows:
•
Each non-employee director is entitled to receive $25,000 annually as a cash retainer for he/she board service, with additional annual cash retainers of (i) $2,000 for each member of our compensation committee or nominating and governance committee; (ii) $5,000 for the chairman of our compensation committee or nominating and governance committee; (iii) $8,000 for each member of our audit committee; and (iv) $45,000 for the chairman of our audit committee. All cash retainers are paid quarterly in arrears.

•
Additionally, each non-employee director receives an annual stock option award under the Company’s equity plan to purchase such number of shares of our Common Stock that will equal $75,000 divided by the closing trading price of our Common Stock on the date of each such grant, which will vest one year from the date of grant. Upon the occurrence of certain corporate events, including a change of control of the Company, all such stock option awards will immediately vest. The initial annual stock option award will be awarded to each of our non-employee directors in connection with this offering.

Our non-employee directors are entitled to reimbursement of ordinary, necessary and reasonable out-of-pocket travel expenses incurred in connection with attending in-person meetings of our board of directors or committees thereof. In the event our non-employee directors are required to attend greater than four in-person meetings or 12 telephonic meetings during any fiscal year, such non-employee directors will be entitled to additional compensation in the amount of $500 for each additional telephonic meeting beyond the 12 telephonic meeting threshold, and $1,000 for each additional in-person meeting beyond the four in-person meeting threshold.
The following table sets forth information regarding compensation earned by or paid to each person who served as a non-employee member of our board of directors during 2022.
Name of Director	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
John Andersen(2)	—	—	—
Mark Betor	$35,870	$137,002	$172,872
William Miltner	$24,212	$137,002	$161,214
Jonathan New(3)	$62,413	$75,002	$137,415
Ignacio Novoa(4)	$6,250	$62,000	$68,250
Kent Puckett	$35,870	$137,002	$172,872

(1)
Represents share-based compensation based on the grant date fair value estimated value of Common Stock at issuance in accordance with FASB ASC Topic 718. For the year ended September 30, 2022 and following the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share, stock awards were granted as follows: Jonathan New received 745 shares; Mark Betor, William Miltner and Kent Puckett each received an aggregate of 4,745 shares; and Ignacio Novoa received 4,000 shares.
(2)
Mr. Andersen was appointed effective September 19, 2022.

(3)
Mr. New resigned as a director and was appointed as Chief Financial Officer effective September 19, 2022.

(4)
Mr. Novoa was appointed as a director effective September 30, 2022. Pursuant to a one year Consulting Agreement, dated January 12, 2022, Mr. Novoa was issued an aggregate of 10,220 shares of Common Stock, after reflecting the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share.

EXECUTIVE COMPENSATION
Our policies with respect to the compensation of our executive officers is administered by the Compensation Committee. The compensation policies are intended to provide for compensation that is sufficient to attract, motivate, and retain executives and potentially other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Summary Compensation Table
The following table sets forth certain information about the compensation paid or accrued during the years ended September 30, 2022 and 2021 to our Chief Executive Officer and each of our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at September 30, 2022, and whose annual compensation exceeded $100,000 during such year or would have exceeded $100,000 during such year if the executive officer were employed by the Company for the entire fiscal year (collectively the “named executive officers”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($) Common Shares(1)	All Other Compensation	Total ($)
David Michery Chief Executive Officer	2022	$721,154	$750,000	$4,643,583	$—	$6,114,737
	2021	$409,485	$—	$1,972,603	$—	$2,382,088
Kerri Sadler Former Chief Financial Officer(2)	2022	$348,539	$—	$198,000	$—	$546,539

Jerry Alban Former Chief Operating Officer(3)	2022	$202,340	$—	$280,500	$53,846	$536,686
	2021	$283,835	$—	$25,000	$—	$308,835
Calin Popa President – Mullen Automotive	2022	$295,815	$—	$171,555	$—	$467,370
	2021	$296,969	$—	$87,500	$—	$384,469

(1)
Represents share-based compensation based on the grant date fair value estimated value of Common Stock at issuance in accordance with FASB ASC Topic 718. For the year ended September 30, 2022 and 2021, following the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share, Mr. Michery received 562,859 shares (of which 49,973 shares were awarded but are due to be issued) and 31,562 shares of Common Stock, respectively, Ms. Sadler received 24,000 shares and 0 shares of Common Stock, respectively, Mr. Alban received an aggregate of 34,000 shares (of which 22,000 shares were awarded but are due to be issued and 10,000 shares were granted in connection with his departure from the Company, as further described below) and 0 shares of Common Stock, respectively, and Mr. Popa received 20,795 shares (of which 14,795 shares were awarded but are due to be issued) and 1,400 shares of Common Stock, respectively.

(2)
Ms. Sadler served as Chief Financial Officer until September 19, 2022.

(3)
Mr. Alban retired from the Company as Chief Operating Officer and a director effective June 30, 2022. On June 27, 2022, the Company and Mr. Alban entered into a Separation Agreement pursuant to which the Company agreed to pay Mr. Alban a single lump sum of $53,846.15 and issue to Mr. Alban 10,000 shares of common stock after reflecting the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share.

Narrative Disclosure to Summary Compensation Table
The primary elements of compensation for the Company’s named executive officers are base salary, bonus and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salary
The base salary payable to our named executive officers is intended to provide a fixed component of compensation that reflects the executive’s skill set, experience, role, and responsibilities.
Bonus
Although we do not have a written bonus plan, the Board may, in its discretion, award bonuses to our executive officers on a case-by-case basis. These awards are structured to reward named executive officers for the successful performance of Mullen as a whole and of each participating named executive officer as an individual. The bonus amounts awarded in 2021 were on an entirely discretionary basis. In addition, as described under the heading “Employment and Severance Agreements,” each of the named executive officers is eligible under the terms of their respective employment agreements to receive set bonus amounts based on Mullen’s achievement of certain financial milestones..
Share-based Compensation
We do not have a formal policy with respect to the grant of equity incentive awards to our executive officers or any formal equity ownership guidelines applicable to them. On July 26, 2022, at the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) of the Company, the Company’s stockholders approved the 2022 Equity Incentive Plan (the “2022 Plan”). Additional details about the 2022 Plan are set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on June 24, 2022 and the Supplement to the Proxy Statement filed with the SEC on July 13, 2022.
The 2022 Plan provides for grants of stock options, stock appreciation rights, stock awards and restricted stock units, all of which are sometimes referred to individually, to employees, consultants, non-employee directors of the Company and its subsidiaries. Stock options may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options. The 2022 Plan authorizes the grant of awards relating to up to 7,000,000 shares of the Company’s common stock..
Outstanding Equity Awards at Fiscal Year End 2022
There were no outstanding equity awards that have not vested held by the named executive officers as of September 30, 2022.
CEO Performance Award
On May 5, 2022, the Company entered into to the Performance Stock Award Agreement (the “PSA Agreement”) pursuant to which the Company agreed to grant performance equity awards to the Chief Executive Officer (“CEO Performance Award”). On July 26, 2022, at the 2022 Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of common stock to the Company’s Chief Executive Officer, David Michery, pursuant to the PSA Agreement.
Pursuant to the PSA Agreement, Mr. Michery is eligible to receive shares of common stock of the Company based on the achievement of milestones as described below, and within each milestone the achievement of certain performance tranches, with each tranche representing a portion of shares of common stock that may be issued to Mr. Michery upon achievement of such tranche. Upon the achievement of each tranche of one of the milestones and subject to Mr. Michery continuing as the Chief Executive Officer as of the date of satisfaction of such tranche and through the date the Compensation Committee determines, approves and certifies that the requisite conditions for the applicable tranche have been satisfied, the Company will issue shares of its common stock as specified in the tranche. Each milestone must be achieved within the performance period specified for such milestone, and the latest milestone may be achieved
Vehicle Delivery Milestones: For each of the following five vehicle delivery milestone that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of the Company’s then-current total issued and outstanding shares of Common Stock: (i) Delivery of the Company’s Class One Van to customers for a pilot program under the captured fleet exemption by the end of December 2022; (ii) Procuring full USA certification and homologation (or vehicle approval process) for the sale and delivery of its Class One Van by end of August 2023; (iii) Full USA certification and homologation of the Dragonfly RS sports car by August 2024; (iv) Producing a drivable prototype of its Mullen 5 vehicle for consumers to test by end of October 2023; and (v) Producing a drivable prototype of its Mullen 5 RS High Performance vehicle for consumers to test by end of January 2023.
Capital Benchmark Milestones: For each $100 million raised (a “Capital Tranche”), and subject to an aggregate maximum of raised of $1.0 Billion in equity or debt financing between the date of the award agreement and the end of July 2024, the Company will issue a number of shares of Common Stock equal to 1%, of the Company’s then-current total issued and outstanding shares of Common Stock; as of the date a Capital Tranche is achieved.
Additionally, if the Company is included in the Russel Index, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares as of the date the Company is approved to be included on the Russel Index.
On June 27, 2022, the Company joined the Russell 2000 and 3000 Indexes. In addition, on June 7, 2022, the Company entered into a securities purchase agreement, as amended by Amendment No. 1 dated June 23, 2022, Amendment No. 2 dated September 19, 2022 and Amendment No. 3 dated November 15, 2022, whereby, the Company shall secure additional funding of $275 million in the form of a put option pursuant to which, upon the terms and subject to the conditions contained in the purchase agreement and solely upon the request of the Company, the investors party to the agreement will be required to purchase an aggregate of $275 million of the Company’s Series D Preferred Stock and five-year warrants exercisable for shares of the Company’s common stock. As amended, the investors agreed that upon payment of $150 million and in lieu of receiving shares of Series D Preferred Stock and Warrants, the investors shall receive notes convertible into shares of the Company’s Common Stock. To the extent that the Company exercises in full its rights under the purchase agreement, this will result in an achievement of two of the Capital Tranches., Mr. Michery will be entitled to such number of shares of Common Stock equal to 1% of the Company’s then-current total issued and outstanding shares of Common Stock upon the achievement of each tranche (i.e., upon each $100 million raised, a new tranche will be achieved and an additional 1% will be issued), subject to the final amount that is raised.
Feature Milestone: If Mullen enters into an agreement with a manufacturer or provider of equipment, accessory, feature or other product (collectively, “Feature”) by the end of 2023 that sets the Company or its vehicle apart from its competitors or that provides the Company a first mover or first disclosure advantage over its competitors for the Feature, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 5% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date the Feature milestone is achieved.
On September 1, 2022, the Company announced that it a signed partnership with Watergen Inc. to develop and equip Mullen’s portfolio of electric vehicles with technology that will produce fresh drinking water from the air for in-vehicle consumer and commercial application.
Distribution Milestone: For each vehicle distribution milestone set forth below that is satisfied by entering into a joint venture or other distribution agreement by December 31, 2024, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock for each distribution milestone achieved: (i) agreement with an established local, US dealer or franchise network; and (ii) agreement with an established Latin American or other non-US based dealer or franchise network.
On November 8, 2022, the Company entered into an agreement into an agreement to appoint Newgate Motor Group as the marketing, sales, distribution and servicing agent for the Mullen I-GO in Ireland and the United Kingdom.
As of the Record Date, June 22, 2023, the following shares of Common Stock have been issued based on the achievement of the milestones and tranches listed in the table below. The shares of Common Stock reflect the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share.

CEO Performance Award Table
Date	Tranche	% of O/S Shares	Shares O/S	Shares Issued	Stock Price	Stock Compensation ($)
9/21/2022	Russell Index Tranche	2%	19,247,780	384,956	$0.41	$3,945,795
10/12/2022	Features Milestone	5%	35,907,476	1,795,374	$0.25	$11,221,087
11/9/2022	Non-USA Distribution	2%	49,246,006	984,921	$0.27	$6,648,211
11/30/2022	Capital Benchmark	2%	57,530,852	1,150,618	$0.19	$5,465,431
12/16/2022	USA Distribution	2%	67,746,527	1,354,931	$7.50	$10,161,979
2/16/2023	Vehicle Delivery - Pilot	2%	47,377,732	907,400	$7.25	$6,578,650
6/13/2023	Capital Benchmark	1%	263,279,263	2,632,793	$0.18	$466,729
Total Shares Awarded				9,210,992		$44,487,882
Employment and Severance Agreements
We have entered into employment agreements with each of our named executive officers described below.
Chairman of the Board, President and Chief Executive Officer
Effective July 1, 2021, the Compensation Committee approved a new employment contract for David Michery. He will receive an annual salary of $750,000 plus incentive compensation and 40,000 shares of Common Stock each year. He is entitled to reimbursement compensation for all reasonable expenses up to $500,000 per year.
The agreement contains non-competition and non-solicitation covenants. For one year after voluntary separation from the Company, Mr. Michery cannot engage in competitive business activity within the Company territory; prevents him from participating in any transaction that occurred within 24-month period preceding from incident in questions; and prevents him from contacting employees for any business and employment opportunities.
No other employees have severance agreements with the Company. Employment agreements with other executive officers and key employees are standard terms (“employment at will”) offered to all employees.
Chief Financial Officer
On September 19, 2022, the Company entered into an employment agreement with Jonathan New. He will receive an annual salary of $425,000 and 12,000 restricted shares of Common Stock. Stock compensation is payable quarterly. A prorated tranche of 3,363 of the share compensation will be vested and due on January 1, 2023, for the period September 19, 2022, through December 31, 2022, and quarterly tranches of 3,000 shares shall be vested and due at the end of December, March, June, and September of each calendar year, beginning January 1, 2023. Mr. New also received $25,000 in relocation allowance from Florida to California. Additionally, the Company will reimburse up to $2,000 per month for temporary accommodation costs. The reimbursement will terminate on the first to occur: date of permanent housing or February 1, 2023.
If Mr. New is terminated for any reason other than due to negligence, failure to deliver services or perform at the level hired or for any other just cause, he is entitled to a payment of $200,000, paid in the Company’s usual payroll cycle.
President — Mullen Automotive
Effective July 7, 2021, the Compensation Committee approved the employment contract for Calin Popa. He will receive an annual salary of $304,000 plus incentive compensation and 4,000 restricted shares of Common Stock per year. Employment agreement contains standard terms (“employment at will”) and vacation. There is no severance agreement.

Consulting Agreement
On October 26, 2021, the Company and Mary Winter entered into a Consulting Agreement whereby the Company agreed to pay Ms. Winter $60,000 for the period from October 1, 2021, to September 30, 2022, for her services as corporate secretary.
Separation Agreement
On June 27, 2022, in connection with the retirement by Jerry Alban from the Company as Chief Operating Officer and a director effective June 30, 2022, the Company and Mr. Alban entered into a Separation Agreement pursuant to which the Company agreed to pay Mr. Alban a single lump sum payment of $53,846 and issue 10,000 shares of common stock. Mr. Alban continues to engage the Company as a consultant on special projects for approximately $60,000 a year.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of September 30, 2022, which has reflected the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities)
Equity compensation plans approved by stockholders	—	$—	6,779,092
Equity compensation plans not approved by stockholders	—	$—	—
Total	—	$—	6,779,092(1)

(1)
Consists of shares of Common Stock reserved for future issuance under the Company 2022 Equity Incentive Plan. The Company may also issue shares of Common Stock (based on a certain percentage of then-current total issued and outstanding shares) to David Michery as performance equity awards as a result of the achievement of certain milestones pursuant to the Performance Stock Award Agreement dated May 5, 2022, as further described under the subsection “CEO Performance Award” in the above sections.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years.
Director Independence
The Board determined that Mary Winter, Kent Puckett, Mark Betor and John Andersen, qualify as independent directors, as defined under the listing rules of the Nasdaq, and the Board consists of a majority of “independent directors” as defined under the rules of the SEC and Nasdaq listing requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below.
Certain Relationships and Related Transactions
The Company and Mr. Novoa entered into a one year Consulting Agreement, dated January 12, 2022, whereby Mr. Novoa provides electric vehicle market research, analysis of market trends in the electric vehicle industry and other research and services. Mr. Novoa was issued an aggregate of 10,220 shares of Common Stock with a value of $400,000 pursuant to the terms of the Consulting Agreement pursuant to the terms of the Consulting Agreement.
Prior to its corporate reorganization on November 5, 2021, the Company operated as a division of Mullen Technologies, Inc. (“MTI”). Subsequent to the corporate reorganization, the Company has provided management and accounting services to MTI at cost pursuant to a transition services agreement dated May 12, 2021. At September 30, 2022, the Company has incurred approximately $1.2 million of costs on behalf of MTI, which is reflected in Other Current Assets on the consolidated balance sheet at September 30, 2022.
William Miltner is a litigation attorney who provides legal services to Mullen Automotive and its subsidiaries. Mr. Miltner also is an elected Director for the Company, beginning his term in August 2021. For the fiscal year ending September 30, 2022, Mr. Miltner received $881,248 for services rendered to us. Mr. Miltner has been providing legal services to us since 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below contains information regarding the beneficial ownership of our Common Stock by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. The table below reflects the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share.
Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:
Class	Number of Shares	As-converted to Common Stock	Votes/Share	Number of Votes
Common Stock	643,376,440	N/A	One/share	643,376,440
Series A Preferred Stock	1,037	4,148	1,000/share	1,037,000
Series B Preferred Stock	0	0	One/share voting on an as-converted basis	0
Series C Preferred Stock	1,210,056	48,403	One/share voting on an as-converted basis	48,403
Series D Preferred Stock	363,097	14,524	One/share only on the Conversion Proposal	363,097 votes only on the Conversion Proposal
Following the 1:25 reverse stock split that was effected on May 4, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was rounded up to the next whole share, each share of Series A Preferred Stock converts into 4 shares of Common Stock; the Series C Preferred are convertible at any time by the holder into shares of Common Stock on a share-for-0.04 share basis; the Series D Preferred Stock converts into the number of shares of Common Stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the conversion price, in effect on the date the certificate is surrendered for conversion.
Under the terms of the Preferred Stock and warrants, a holder may not convert or exercise, as applicable, the Preferred Stock or Warrants into Common Stock to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%, as applicable, of our then outstanding Common Stock following such conversion or exercise, excluding for purposes of such determination Common Stock issuable upon conversion of other convertible securities which have not been converted or exercised (the “Ownership Limitation”). The number of shares in the table does not reflect the Ownership Limitation.
To our knowledge, except as otherwise noted below and subject to applicable community property laws, each person or entity named in the following table has the sole voting and investment power with respect to all shares that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Mullen Automotive Inc. 1405 Pioneer Street, Brea, CA 92821.

Name of Beneficial Owners	Common Stock(1)		Total Voting Power(2)
	Shares	%	%
Named Executive Officers and Directors
David Michery(3)	1,531,779,996	77.3%	30.6%
Jonathan New	345	*	*
Calin Popa	12,390	*	*
Mary Winter	3,499	*	*
Jonathan K. Andersen	20,000	*	*
Mark Betor	6,395	*	*
William Miltner	745	*	*
Ignacio Novoa	16,320	*	*
Kent Puckett	0	*	*
Directors and Executive Officers as a Group (9 Persons)(3)	1,531,839,690	77.4%	30.7%
5% Beneficial Owners:
Acuitas Capital LLC(4)	583,495,490	9.9%	7.5%
Esousa Holdings LLC(5)	557,995,922	9.9%	7.5%
Ault Lending, LLC f/k/a Digital Power Lending, LLC(6)	67,601,504	9.9%	5.1%
Davis-Rice Pty Limited(7)	282,661,331	9.9%	6.9%

*
Less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying notes, options, warrants or shares of Preferred Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Percentage total voting power represents voting power with respect to all outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred. See “Record Date; Voting” for a summary of voting rights for each series of preferred stock. Percentage total voting power excludes shares of Common Stock issuable upon exercise of warrants.

(3)
With regards to David Michery, consists of (i) 4,546,621 shares of Common Stock held directly by Mr. Michery, and (ii) the following shares over which Mr. Michery has voting power pursuant to Voting Agreements (as described below): (a) 4,148 shares of Common Stock issuable upon conversion of 1,037 shares of Series A Preferred Stock, (b) 48,403 shares of Common Stock issuable upon conversion of Series C Preferred Stock, (c) 14,524 shares of Common Stock issuable upon conversion of 363,097 shares of Series D Preferred Stock, and (d) 1,335,608,554 shares issuable upon exercise of warrants. Effective as of November 4, 2021, Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at any annual or special meeting of stockholders or through the solicitation of a written consent of stockholders, and in some cases only with respect to any meeting at which an election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets, is presented. The Voting Agreements have a term of three years or longer. Mr. Michery will not exercise his proxies pursuant to the Voting Agreements on any of the proposals described herein. The percentage for beneficial ownership does not take into account the Ownership Limitation.

(4)
The amount beneficially owned consists of (a)  48,513,018 shares of Common Stock, (b) 178,617,525 shares of Common stock issuable upon exercise of Pre-Funded Warrants and (b) 356,364,947 shares of Common Stock issuable upon exercise of warrants. All shares may be deemed to be beneficially owned by Terren Peizer, who serves as the Chief Executive Officer of Acuitas Capital LLC. The address for Acuitas Capital, LLC is 200 Dorado Beach Drive #3831, Dorado, Puerto Rico 00646.

(5)
The amount beneficially owned consists of (a) (i) 48,517,548 shares of Common Stock, (ii) 183,160,366 shares of Common stock issuable upon exercise of Pre-Funded Warrants, (iii) 290,579,356 shares of Common Stock issuable upon exercise of warrants, and (iv) 18 shares of Common Stock issuable upon conversion of 458 shares of Series C Preferred Stock held by Esousa Holdings, LLC, and (b) 35,738,634 shares of Common Stock issuable upon exercise of warrants held by Michael Wachs 2022 Dynasty Trust. All shares may be deemed to be beneficially owned by Michael Wachs, who serves as the sole Managing Member of Esousa Holdings, LLC and the manager of Michael Wachs 2022 Dynasty Trust. The address for Michael Wachs 2022 Dynasty Trust, Esousa Holdings, LLC and Michael Wachs is 211 E 43rd St, 4th Fl, New York, NY 10017.

(6)
The amount beneficially owned consists of (a) 32,161,236 shares of Common Stock, (b) 48,384 shares of Common Stock issuable upon conversion of 1,209,598 shares of Series C Preferred Stock, (c) 14,524 shares of Common Stock issuable upon conversion of 363,097 shares of Series D Preferred Stock, and (d)  35,377,360 shares of Common Stock issuable upon exercise of warrants. Shares may be deemed to be beneficially owned by David Katzoff, who serves as the Manager of Ault Lending, LLC f/k/a Digital Power Lending, LLC. Ault Lending, LLC f/k/a Digital Power Lending, LLC is a wholly owned subsidiary of Ault Global Holdings, Inc. The address for Ault Lending, LLC f/k/a Digital Power Lending, LLC is 940 South Coast Drive, Ste 200, Costa Mesa, CA 92626.

(7)
The amount beneficially owned consists of (a)  44,136,165 shares of Common Stock, (b) 95,565,377 shares of Common stock issuable upon exercise of Pre-Funded Warrants, and (c) 142,959,789 shares of Common Stock issuable upon exercise of warrants. Shares held by Davis-Rice Pty Limited may be deemed to be beneficially owned by Timothy Davis-Rice, who serves as the Director of Davis-Rice Pty Limited. The address for Davis-Rice Pty Limited is 4 Murchison Street, Mittagong, NSW 2575, Australia.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended September 30, 2022, except for the following: David Michery did not timely file two Form 4s reporting 5 transactions; Calin Popa did not timely file a Form 3 and three Form 4s reporting five transactions; Kent Puckett did not timely file one Form 4 reporting two transactions; Mark Betor did not timely file two Form 4s reporting two transactions; and Ignacio Novoa did not timely file two Form 4s reporting 11 transactions.

STOCKHOLDER PROPOSALS
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than March 13, 2024 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal or nomination for consideration at our 2024 annual meeting of stockholders, but, in the case of a proposal who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (June 4, 2024) nor more than 90 days (May 5, 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal or nomination must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder submitting the proposal or nomination must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal or nomination that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Universal Proxy
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 4, 2024.
Mailing Instructions
In each case, proposals should be delivered to 1405 Pioneer Street, Brea, California 92821, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors
/s/ David Michery

David Michery
Chief Executive Officer
Dated: July 10, 2023
Brea, California

Appendix A
Mullen Automotive Inc.
2022 Equity Incentive Plan and Proposed Amendment

MULLEN AUTOMOTIVE INC.
2022 EQUITY INCENTIVE PLAN

PROPOSED AMENDMENT TO THE MULLEN AUTOMOTIVE INC.
2022 EQUITY INCENTIVE PLAN
THIS AMENDMENT to the Mullen Automotive Inc. 2022 Equity Incentive Plan (this “Amendment”) is entered into as of [           ], 2023, by Mullen Automotive Inc., a Delaware corporation (the “Company”).
RECITALS
A.   The Company adopted the Mullen Automotive Inc. 2022 Equity Incentive Plan effective as of July 26, 2022 (the “Plan”).
B.   Section 10 of the Plan provides that the Board may at any time amend the Plan.
C.   On June 8, 2023, the Board of Directors of the Company approved an amendment to the Plan increasing the maximum number of shares of the Company’s common stock issuable under the Plan by an additional 52,000,000 shares.
D.   Pursuant to the authority contained in Section 10 of the Plan, the Company now desires to amend the Plan as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in the Plan, the Company agrees as follows:
1.   Section 4.1 of the Plan is deleted in its entirety and the following is substituted in lieu thereof:
“As provided in Section 4.3, the total number of Shares available for grant under the Plan shall be Fifty Nine Million (59,000,000) shares, not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.”
2.   Except to the extent expressly amended or modified in this Amendment, the Plan shall remain in full force and effect as originally executed.
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.
MULLEN AUTOMOTIVE INC.
By:

[Title]

Appendix B
[PROPOSED]
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)
MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022, July 26, 2022, September 19, 2022, October 17, 2022, November 14, 2022, January 30, 2023 and May 3, 2023 (collectively, the “Current Certificate”).
SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.
THIRD: Pursuant to Section 242 of the DGCL, Section A of Article III of the Current Certificate is hereby amended and restated as follows:
A.   (I) Classes of Stock.   This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Five Billion Five Hundred Million (5,500,000,000). The total number of shares of common stock authorized to be issued is Five Billion (5,000,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, and Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock.”
(II)   Reverse Stock Split.   Upon the effectiveness of the certificate of amendment first inserting this paragraph (II) (the “Effective Time”), each two (2) to one hundred (100) shares of Common Stock outstanding immediately prior to the Effective Time shall be automatically combined into (1) outstanding share of Common Stock of the corporation, without any further action by the corporation or the holder thereof, the exact ratio within the two to one-hundred range to be determined by the Board of Directors of the corporation prior to the Effective Time and publicly announced by the corporation. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to any elimination of fractional share interests.
FOURTH: On [•], 2023, the Board of Directors of the Corporation determined that each [•] shares of the Corporation’s Common Stock, par value $0.001 per share, outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share. The Corporation publicly announced this ratio on [•], 2023.
FIFTH: This certificate of amendment shall become effective at 4:30 p.m. (local time in Wilmington, Delaware) on [•], 2023.
[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this             day of            , 202[•], and the foregoing facts stated herein are true and correct.
By:

Name: David Michery
Title:   Chief Executive Officer, President and        Chairman of the Board

B-2

Appendix C
PLAN OF CONVERSION
OF
MULLEN AUTOMOTIVE INC.
Pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”), this Plan of Conversion (the “Plan of Conversion”) has been adopted by Mullen Automotive, Inc., a Delaware corporation (the “Company”), as of [•], 2023, for the purpose of effecting a conversion of Mullen Automotive Inc., a Delaware Corporation into Mullen Automotive Inc., a Maryland Corporation.
WHEREAS, the Company desires to convert into a Maryland Corporation on the terms set forth herein (the “Conversion”); and
WHEREAS, the Board of Directors of the Company (the “Board”) has adopted a resolution approving this Plan of Conversion;
NOW, THEREFORE, the Company agrees as follows:
1.
Conversion.   The Company shall reincorporate from Delaware to Maryland by converting to a Maryland Corporation pursuant to Sections 3-901 and 3-902 of the Maryland General Corporation Law (the “MGCL”) and Section 266 of the DGCL. Following the conversion, the Company shall be governed by the laws of the State of Maryland. The conversion of the Company to a corporation governed by the laws of the State of Maryland on the terms and conditions set forth herein is referred to as the “Conversion.”

2.
Stockholder Approval.   The Company shall submit this Plan of Conversion to its stockholders for approval at the Company’s annual meeting of stockholders in 2023.

3.
Effective Date.   The Conversion shall be effective upon the later of (i) the filing of Articles of Conversion (the “Articles of Conversion”) and Articles of Incorporation with the State Department of Assessments and Taxation of Maryland (“SDAT”), and (ii) the filing of a Certificate of Conversion from a Delaware Corporation to a foreign Corporation, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained, or if later, the time specified in such documents that is not more than 30 days after the date on which such documents are filed with the SDAT and the Secretary of State of the State of Delaware, as applicable. The time of such effectiveness is referred to as the “Effective Date.”

4.
Stock.   On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, each share of Common Stock and each share of preferred stock of each series will be converted into one share of the corresponding class and series of stock of the Company as a Maryland Corporation, and will remain issued and outstanding after the Conversion, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such class and series of stock as set forth in the Maryland Charter (as defined below).

5.
Options and Restricted Equity.   On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, all stock options, stock appreciation rights, restricted stock units and other restricted equity outstanding and unexercised as of the Effective Date and awarded under the Company’s equity plans in effect on the Effective Date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Conversion, and the Company shall continue to reserve that number of shares of Common Stock with respect to each such equity plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

6.
Stock Certificates.   On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the Common Stock, Series A Preferred Stock, Series C Preferred Stock, and Series D Convertible Preferred Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such outstanding certificate as above provided.
7.
Succession.   On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Delaware corporation shall continue to be the rights, privileges, debts, liabilities, powers and property of the Company as a Maryland corporation in the manner and as more fully set forth in Section 3-904 of the MGCL. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the Company.

8.
Charter and Bylaws.   Immediately prior to or simultaneously with the filing of the Articles of Conversion, the Company shall file the Articles of Incorporation in the form of Exhibit A hereto (the “Maryland Charter”) with SDAT, which shall become the charter of the Company as of the Effective Date. The Bylaws set forth as Exhibit B hereto (the “Maryland Bylaws”) shall become the Bylaws of the Company as of the Effective Date.

9.
Directors and Officers.   The members of the Board and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date until the expiration of their respective terms of office and until their successors have been elected and qualified.

10.
Amendment.   This Plan of Conversion may be amended by the Board at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this plan by the stockholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, obligations, rights to acquire shares or other securities, cash, or other property to be received by the stockholders hereunder, (b) any term of the Maryland Charter or the Maryland Bylaws, or (c) any of the terms and conditions of this Plan of Conversion if such alteration or change would adversely affect the holders of any class or series of stock of the Company in any material respect.

11.
Abandonment or Deferral.   At any time before the Effective Date, this Plan of Conversion may be terminated and the Conversion may be abandoned by the Board, notwithstanding the approval of this Plan of Conversion by the stockholders of the Company or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Company. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect and there shall be no liability on the part of the Company, the Board or the Company’s stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Conversion or in respect of this Plan of Conversion or relating thereto.

This Plan of Conversion has been adopted by the Board as of   , 2023.
In Witness Whereof, the undersigned has caused this Plan of Conversion to be signed as of            , 2023.
Mullen Automotive, Inc.
By:

Chief Executive Officer,
President and Chairman of the Board

Exhibit A
Maryland Charter

Exhibit B
Maryland Bylaws

Appendix D
ARTICLES OF INCORPORATION
OF MULLEN AUTOMOTIVE INC.
a Maryland corporation
ARTICLE I
The undersigned,                 , whose address is                 , being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion effective at      :      [a.m./p.m.], Eastern Time, on                 , 2023, does hereby convert Mullen Automotive Inc., a Delaware corporation, which was incorporated in the State of Delaware on October 2, 2012, having been originally formed as a Cayman Islands exempted company with limited liability on April 20, 2010, under the name Cazador Acquisition Corporation Ltd., into a corporation formed under the general laws of the State of Maryland.
ARTICLE II
The name of the corporation (the “Corporation”) is:
Mullen Automotive Inc.
ARTICLE III
The purpose for which the Corporation is formed is to engage in any lawful act or activity for which a corporation may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE IV
The street address of the principal office of the Corporation in the State of Maryland is c/o Telos Legal Corp., 245 West Chase Street, Baltimore, Maryland 21201.
ARTICLE V
The name of the resident agent of the Corporation in the State of Maryland is Telos Legal Corp. The address of the resident agent is 245 West Chase Street, Baltimore, Maryland 21201.
ARTICLE VI
A.   Authorized Stock.   The total number of shares that the Corporation is authorized to issue is Five Billion Five Hundred Million (5,500,000,000), consisting of:
1.   Five Billion (5,000,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”); and
2.   Five Hundred Million (500,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which:
(a)   (   )1 shares are designated as “Series A Preferred Stock”, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in Exhibit I hereto;

1
To constitute the number of shares of Series A Preferred Stock outstanding at the time of the Conversion.

(b)   (   )2 shares are designated as “Series C Preferred Stock”, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in Exhibit II hereto; [and]
(c)   (   )3 shares are designated as “Series D Convertible Preferred Stock”, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in Exhibit III hereto[; and][.]
(d)   [(   )4 shares are designated as “Series      Preferred Stock”, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in Exhibit      hereto.]5
The aggregate par value of all the authorized shares of capital stock is Five Million Five Hundred Thousand dollars ($5,500,000.00). The board of directors of the Corporation (the “Board of Directors”), pursuant to a resolution approved by a majority of the entire Board of Directors and, except as may be provided in the terms of any class or series of stock of the Corporation, without any action by the stockholders of the Corporation, may amend the Charter (as defined below) from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.
B.   Preferred Stock.
1.   Except as may otherwise be specified in the charter of the Corporation (as the same may be amended and in effect from time to time, the “Charter”), the Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.
2.   Except as may otherwise be provided in the terms of any class or series of Preferred Stock, any share of Preferred Stock that is redeemed or converted pursuant to its terms, or repurchased or otherwise acquired in any other manner by the Corporation, shall return to the status of, and constitute, authorized but unissued shares of Preferred Stock, without further designation as to series or class until such shares are once more classified as a particular class or series by the Board of Directors pursuant to the Charter.
3.   Except as may otherwise be provided in the terms of any class or series of Preferred Stock, the holders of one or more classes or series of Preferred Stock shall have the exclusive right to vote (voting as separate classes or voting together as a single class, as may be set forth in the terms of such classes or series of Preferred Stock) on any amendment to the Charter on which the holders of such specified classes or series of Preferred Stock are entitled to vote as expressly set forth in the Charter and that would alter only the contract rights, as expressly set forth in the Charter, of Preferred Stock of such specified classes or series of Preferred Stock; and the holders of any other classes and series of stock of the Corporation, including the Common Stock, will not be entitled to vote on such an amendment.

2
To constitute the number of shares of Series C Preferred Stock outstanding at the time of the Conversion.

3
To constitute the number of shares of Series D Preferred Stock outstanding at the time of the Conversion.

4
To constitute the number of shares of Series [   ] Preferred Stock outstanding at the time of the Conversion, which will not exceed the total number of shares of Preferred Stock not otherwise designated as shares of Series A Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock.

5
A paragraph and corresponding exhibit reflecting the number, designation and terms of each series of preferred stock that may be authorized pursuant to the charter of the Company before the Conversion to be included if and to the extent that shares of any such series of preferred stock are classified before the completion of the Conversion.

C.   Common Stock.   Except as may otherwise be specified in the Charter, the Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock. The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Common Stock are as set forth below in this Section C.
1.   Dividend Rights.   Subject to the rights of the holders of any class or series of stock outstanding, the holders of the Common Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Corporation.
2.   Liquidation Rights.   Subject to the rights of the holders of any class or series of stock outstanding, upon the dissolution of the Corporation, the assets of the Corporation shall be distributed to the holders of Common Stock in accordance with the Maryland General Corporation Law (the “MGCL”).
3.   Redemption.   The Common Stock is not redeemable at the option of the holder.
4.   Voting Rights.   Except as may otherwise be provided in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.
D.   Classification and Reclassification of Stock.   The Board of Directors may classify any unissued shares of Common Stock or Preferred Stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time into one or more classes or series of stock. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of Section A of this Article VI. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall (1) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (2) specify the number of shares to be included in the class or series; (3) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series; and (4) cause the Corporation to file articles supplementary with the Maryland State Department of Assessments and Taxation. Any of the terms of any class or series of stock set or changed pursuant to clause (3) of this Section D may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.
E.   Authorization by Board of Directors of Stock Issuance.   Except to the extent required by governing law, rule or regulation, the Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the bylaws of the Corporation (as the same may be amended and in effect from time to time, the “Bylaws”).
F.   Extraordinary Actions.   Except as specifically provided in Article X (relating to certain amendments to the Charter), or in the terms of any class or series of stock of the Corporation, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

G.   Action by Stockholders.   Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (1) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (2) if the action is advised, and submitted to the holders of any class or series of stock for approval, by the Board of Directors and a consent in writing or by electronic transmission of the holders of such class or series of stock entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting at which all stockholders entitled to vote on the action were present and voted is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each holder of shares of each class or series of stock entitled to vote on such action not later than ten days after the effective time of such action.
H.   Distributions.   Except as may otherwise be provided in the terms of any class or series of Preferred Stock, in determining whether a distribution (other than upon liquidation, dissolution or winding up) is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution, shall not be added to the Corporation’s total liabilities.
I.   Preemptive and Appraisal Rights.   Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to the Charter or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
J.   Charter and Bylaws.   The rights of all stockholders and the terms of all stock of the Corporation are subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power to make, alter, amend or repeal the Bylaws.
ARTICLE VII
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.   Management of the Corporation.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by the Charter or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B.   Number, Class and Terms of Directors.   The number of directors is seven (7), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws but shall never be less than the minimum number required by the MGCL now or hereafter in force. On the date of the effectiveness of the conversion of the Corporation from a Delaware corporation to a Maryland corporation, subject to the terms of any class or series of stock, the directors shall be classified, with respect to the terms for which they severally hold office, into three classes, which classes shall be designated as Class I, Class II and Class III, respectively, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. Subject to the provisions hereof, the number of directors in each class shall from time to time be designated by the Board of Directors of the Corporation pursuant to the Bylaws. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The names of the individuals who will serve as the initial directors of the Corporation until their successors are elected and qualify, and the classes of such directors, are as follows:6
Class I Directors (Term to Expire in 2025)
Class II Directors (Term to Expire in 2026)
Class III Directors (Term to Expire in 2024)
C.   Cumulative Voting.   There shall be no cumulative voting in the election of directors.
D.   Vacancies.   The Corporation elects, effective at such time as it becomes eligible under Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.
E.   Removal.   Subject to the rights of holders of shares of one or more classes or series of stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
F.   Determinations by Board of Directors.   The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, EBITDA, adjusted EBITDA, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation

6
To reflect the names and classes of the directors of the Corporation serving at the time of the filing of these Articles of Incorporation.

or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors.
G.   Corporate Opportunities.   The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation.
ARTICLE VIII
A.   Indemnification.   To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation (which, for purposes of this Article VIII shall include Mullen Automotive Inc., a Delaware corporation), and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (ii) any individual who, while a director or officer of the Corporation, and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, in either case, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Corporation or a predecessor of the Corporation.
B.   Non-Exclusivity.   The rights to indemnification and to the payment or reimbursement of expenses provided in this Article VIII shall not be exclusive of or limit in any way any other right that any person (including any indemnitee) may have or hereafter acquire or become entitled to under any statute, the Charter, the Bylaws, any agreement, any resolution of stockholders or the Board of Directors, any insurance or otherwise.
C.   Insurance.   The Corporation may maintain insurance, at its expense, to insure itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the MGCL.
D.   Miscellaneous.   The Corporation shall not be liable for any payment under this Article VIII in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Section A of this Article VIII shall be contract rights and shall vest immediately upon the election of any director or officer, and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.
E.   Repeal or Modification.   Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
F.   Definition of Person.   For purposes of this Article VIII, “person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

ARTICLE IX
A.   Limitation of Liability.   To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation, or of any predecessor of the Corporation, shall be liable to the Corporation or its stockholders for money damages.
B.   Repeal or Modification.   Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of Section A of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE X
A.   Charter Amendments.   The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
***

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Maryland, do make, file and record these Articles of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this    day of                 , 2023.

               ,
Incorporator

EXHIBIT I
SERIES A PREFERRED STOCK
The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), of Mullen Automotive Inc., a Maryland corporation (the “Corporation”), are as set forth in this Exhibit I. Capitalized terms not defined herein shall have the meanings ascribed to them in the charter of the Corporation (the “Charter”). Capitalized terms defined in this Exhibit I shall have the meanings ascribed to them in this Exhibit I, notwithstanding a different definition of such term elsewhere in the Charter, including any other Exhibits thereto.
A.   Designation and Number of Shares.   The shares of such series of Preferred Stock shall be designated as “Series A Preferred Stock”. The number of authorized shares constituting the Series A Preferred Stock shall be                  .1
B.   Dividends.   Subject to the rights of holders of any other class or series of stock of the Corporation, including the Series D Convertible Preferred Stock (“Series D Preferred Stock”), any dividends or distributions shall be distributed among all holders of Common Stock, Series A Preferred Stock and any other series of Preferred Stock entitled thereto, including the Series C Preferred Stock and the Series D Preferred Stock, in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in the Charter.
C.   Liquidation Preference.
(1)   Upon the completion of any required distribution to the holders of any other class or series of stock of the Corporation, including the Series D Preferred Stock and the Series C Preferred Stock, and subject to subsection (3) of this Section C, below, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any proceeds (the “Proceeds”) of a Liquidation Event (as defined herein) to the holders of any class or series of stock not entitled to participate in distributions of Proceeds prior to or on parity with the Series A Preferred Stock, including the Common Stock, by reason of their ownership thereof, $1.29 per share for each share of the Series A Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A Preferred Stock), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series A Preferred Stock and the holders of any class or series of stock entitled to participate in such a distribution of Proceeds on parity with the holders of Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and such other class or series of stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (a).
(2)   Upon the completion of any required distribution to holders of shares of any other class or series of stock of the Corporation, including the Series C Preferred Stock and the Series D Preferred Stock, and the first and second sentence of subsection (1) of this Section C, any remaining Proceeds available for distribution to stockholders shall be distributed among the holders of Common Stock and, to the extent provided by subsection (3) of this Section C, the holders of Series A Preferred Stock and the holders of any other series of Preferred Stock entitled thereto, which may include the Series C Preferred Stock and the Series D Preferred Stock, pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all such Preferred Stock).
(3)   Notwithstanding the above, for purposes of determining the amount each holder of shares of Series A Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder of shares of Series A Preferred Stock shall be deemed to have converted (regardless of whether such holder

1
To constitute the number of shares of Series A Preferred Stock outstanding at the time of the Conversion.

actually converted) such holder’s shares of Series A Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event if, as a result of an actual conversion, such holder would receive, in the aggregate, pursuant to subsection (2) of this Section C, an amount greater than the amount that would be distributed to such holder pursuant to subsection (1) of this Section C if such holder did not convert such shares of Series A Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Series A Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Series A Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock pursuant to subsection (1) of this Section C.
(4)   (a)   For purposes of this Section C, a “Liquidation Event” shall include (i) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (ii) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Securities (as defined below)), of the Securities if, after such closing(s), such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Corporation or (iv) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series C Preferred Stock in a financing transaction shall not be deemed a Liquidation Event. The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The term “person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind. The term “Securities” means any class or series of Common Stock, the Preferred Stock and the underlying shares, options and/or warrants and the underlying shares, and/or the aggregate thereof.
(b)   In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:
(i)   Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:
(1)   If traded on a securities exchange or through the Nasdaq, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) Trading Day (as defined below) period ending three (3) Trading Days prior to the closing;
(2)   If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing; and
(3)   If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of the outstanding shares of Series A Preferred Stock. The term “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
(ii)   The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of the outstanding shares of Series A Preferred Stock. The term “Affiliate” means any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in, and construed under, Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).
(iii)   The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
(c)   In the event the requirements of this Section C are not complied with, the Corporation shall forthwith either:
(i)   cause such closing to be postponed until such time as the requirements of this Section C have been complied with; or
(ii)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection C(3)(d) hereof.
(d)   The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the meeting of stockholders called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section C, and the Corporation shall thereafter give such holders prompt notice of any changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that represent at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock. The holders of the outstanding shares of Series A Preferred Stock can waive the notice requirements described in this subsection (d) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.
D.   Redemption.   The shares of Series A Preferred Stock are not redeemable.
E.   Conversion.   The holders of the Series A Preferred Stock shall have conversion rights as follows:
(1)   Right to Convert.   Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation

or any transfer agent for such stock, into [four (4)] [   ]2 fully paid and nonassessable shares of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock).
(2)   Automatic Conversion.   Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock on a [4-for-1][      -for-1]3 basis (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) upon the earlier of (i) a Qualified Public Offering (as defined below) or (ii) the date specified by written consent or agreement of the holders of the then outstanding shares of Series A Preferred Stock. The term “Qualified Public Offering” shall mean the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form S-3 under the Securities Act, the public offering price of which was not less than $100,000,000 in the aggregate.
(3)   Mechanics of Conversion.   Before any holder of Series A Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, if any, duly endorsed, at the office of the Corporation or of any transfer agent for the shares of Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates, if any, for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates, if any, for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the shares of Series A Preferred Stock shall not be deemed to have converted such shares of Series A Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection E(2)(ii) above, such conversion shall be deemed to have been made on the conversion date described in the shareholder consent approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock as of such date.
(4)   Other Distributions.   In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights, other than rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the Common Stock Equivalents, then, in each such case for the purpose of this subsection E(4), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution without regard to any limitations on the conversion of the Series A Preferred Stock contained in this Exhibit I.

2
If an adjustment to the Series A conversion ratio occurs prior to the effectiveness of the Conversion, such as the proposed Reverse Stock Split, to be completed with the conversion ratio in effect at the time of the Conversion.

3
If an adjustment to the Series A conversion ratio occurs prior to the effectiveness of the Conversion, to be completed with the conversion ratio in effect at the time of the Conversion.

(5)   Recapitalizations.   If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section E or Section C) the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the shares of Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section E with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section E (including adjustment of the number of shares purchasable upon conversion of the shares of Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
(6)   No Fractional Shares and Certificate as to Adjustments.   No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall either, at the Corporation’s option, be rounded (a) up to the next whole share or (b) down to the nearest whole share and the Corporation shall pay in cash the fair value of any fractional shares as of the time when entitled to receive such fractions are determined, provided, however, that the Corporation may not round down if the nearest whole share is less than one (1).
(7)   Notices of Record Date.   In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, and the amount and character of such dividend or distribution.
(8)   Reservation of Stock Issuable Upon Conversion.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock (without regard to any limitations on the conversion of the Series A Preferred Stock contained in this Exhibit I); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Charter.
(9)   Notices.   Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.
F.   Voting Rights.   Until November 5, 2024 (the “Termination Date”), the holder of each share of Series A Preferred Stock shall have the right to one thousand (1,000) votes for each share of Series A Preferred Stock, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any meeting of stockholders in accordance with the bylaws of the Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, immediately upon the Termination Date, and with no further action necessary by the Corporation or any holder of Series A Preferred Stock, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Series A Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any meeting of stockholders in accordance with the bylaws of the

Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
G.   Protective Provisions.
(1)   The Corporation shall not consummate a Liquidation Event without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class;
(2)   The Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class:
(a)   authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over the Series A Preferred Stock with respect to dividends, liquidation, redemption or having a preference over or parity with the Series A Preferred Stock with respect to voting (other than common stock); or
(b)   amend the Charter, including this Exhibit I, or bylaws to materially adversely affect the rights, preferences and privileges of the shares of Series A Preferred Stock, which shall include any amendment to increase the number of authorized shares of Series A Preferred Stock.

EXHIBIT II
SERIES C PREFERRED STOCK
The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of Mullen Automotive Inc., a Maryland corporation (the “Corporation”), are as set forth in this Exhibit II. Capitalized terms not defined herein shall have the meanings ascribed to them in the charter of the Corporation (the “Charter”). Capitalized terms defined in this Exhibit II shall have the meanings ascribed to them in this Exhibit II, notwithstanding a different definition of such term elsewhere in the Charter, including any other Exhibits thereto.
A.   Designation and Number of Shares.   The shares of such series of Preferred Stock shall be designated as “Series C Preferred Stock”. The number of authorized shares constituting the Series C Preferred Stock shall be                  .1
B.   Dividends.   Subject to the rights of holders of any other class or series of stock of the Corporation, including the Series D Convertible Preferred Stock (“Series D Preferred Stock”), any dividends or distributions shall be distributed among all holders of Common Stock, Series C Preferred Stock and any other series of Preferred Stock entitled thereto, including the Series A Preferred Stock and the Series D Preferred Stock, in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in the Charter.
C.
Liquidation Preference.

(1)   Upon the completion of any required distribution to the holders of any other class or series of stock of the Corporation, including the Series D Preferred Stock, and subject to subsection (3) of this Section C, below, the holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any proceeds (the “Proceeds”) of a Liquidation Event (as defined herein) to the holders of any class or series of stock not entitled to participate in distributions of Proceeds prior to or on parity with the Series C Preferred Stock, including the Series A Preferred Stock and the Common Stock, by reason of their ownership thereof, an amount per share equal to the Series C Original Issue Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series C Preferred Stock and the holders of any class or series of stock entitled to participate in such a distribution of Proceeds on parity with the holders of Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock and such other class or series of stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (1). For purposes of the Charter, “Series C Original Issue Price” shall mean $8.84 per share for each share of the Series C Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the shares of Series C Preferred Stock).
(2)   Upon the completion of any required distribution to holders of shares of any other class or series of stock of the Corporation, including the Series D Preferred Stock and the Series A Preferred Stock, and the first and second sentence of subsection (1) of this Section C, any remaining Proceeds available for distribution to stockholders shall be distributed among the holders of Common Stock and, to the extent provided by subsection (3) of this Section C, the holders of Series C Preferred Stock and the holders of any other series of Preferred Stock entitled thereto, which may include the Series A Preferred Stock and the Series D Preferred Stock, pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all such Preferred Stock).
(3)   Notwithstanding the above, for purposes of determining the amount each holder of shares of Series C Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder of

1
To constitute the number of shares of Series C Preferred Stock outstanding at the time of the Conversion.

shares of Series C Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of Series C Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event (without regard to any limitations on the conversion of the shares of Series C Preferred Stock contained in the Charter) if, as a result of an actual conversion, such holder would receive, in the aggregate, pursuant to subsection (2) of this Section C, an amount greater than the amount that would be distributed to such holder pursuant to subsection (1) of this Section C if such holder did not convert such shares of Series C Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Series C Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Series C Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock pursuant to subsection (1) of this Section C.
(4)   (a)   For purposes of this Section C, a “Liquidation Event” shall include (i) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (ii) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Securities (as defined below)), of the Securities if, after such closing(s), such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Corporation or (iv) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series C Preferred Stock in a financing transaction shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the outstanding shares of Series C Preferred Stock. The term “person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind. The term “Securities” means any class or series of Common Stock, the Preferred Stock and the underlying shares, options and/or warrants and the underlying shares, and/or the aggregate thereof.
(b)   In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:
(i)   Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:
(1)   If traded on a securities exchange or through the Nasdaq, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) Trading Day (as defined below) period ending three (3) Trading Days prior to the closing;
(2)   If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing; and
(3)   If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of the outstanding shares of Series C Preferred Stock. The term “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market ( or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
(ii)   The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of the outstanding shares of Series C Preferred Stock. The term “Affiliate” means any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in, and construed under, Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).
(iii)   The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
(c)   In the event the requirements of this Section C are not complied with, the Corporation shall forthwith either:
(i)   cause such closing to be postponed until such time as the requirements of this Section C have been complied with; or
(ii)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series C Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection C(4)(d) hereof.
(d)   The Corporation shall give each holder of record of Series C Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the meeting of stockholders called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section C, and the Corporation shall thereafter give such holders prompt notice of any changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series C Preferred Stock that represent at least a majority of the voting power of all then outstanding shares of Series C Preferred Stock. The holders of the outstanding shares of Series C Preferred Stock can waive the notice requirements described in this subsection (d) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series C Preferred Stock then outstanding.
D.   Redemption.   Subject to the conditions and other provisions of this Section (D), the Corporation shall have the right to elect to redeem, out of funds legally available therefore, all (but not less than all) of the then outstanding shares of the Series C Preferred Stock in accordance with the following conditions:
(1)   at any time for a price per share equal to the Series C Original Issue Price, plus all unpaid accrued and accumulated dividends on such share (whether or not declared) (the “Series C Redemption Price”), provided: (a) the Series C Preferred Stock has been issued and outstanding for a period of at least one (1) year, (b) the issuance of the shares of Common Stock underlying the Series C Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective, and (c) the trading price for the Common Stock is less than the Series C Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the Nasdaq Capital Markets; or
(2)   in accordance with the following schedule; provided the issuance of shares of Common Stock underlying the Series C Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective:
Year 1	No Redemption
Year 2	Redemption at 120% of the Series C Redemption Price
Year 3	Redemption at 115% of the Series C Redemption Price
Year 4	Redemption at 110% of the Series C Redemption Price
Year 5	Redemption at 105% of the Series C Redemption Price
Year 6 and thereafter	Redemption at 100% of the Series C Redemption Price
Any such redemption shall occur not less than fifteen (15) days following receipt by the holders of the Series C Preferred Stock of a written election notice (the “Series C Election Notice”) from the Corporation stating the Corporation’s intent to exercise this election and the date upon which such redemption shall take effect (the “Series C Redemption Date”). Upon receipt of a Series C Election Notice, all holders of the Series C Preferred Stock shall be deemed to have consented to have all of their shares of the Series C Preferred Stock redeemed pursuant to this Section D; provided, that, notwithstanding anything to the contrary contained herein, each holder of a share of Series C Preferred Stock shall have the right to elect prior to the Series C Redemption Date to give effect to the conversion rights contained in Section E instead of giving effect to the provisions contained in this Section D with respect to the shares of Series C Preferred Stock held by such holder.
(3)   For the purpose of determining the right of the Corporation to redeem any share of Series C Preferred Stock that was issued in connection with the conversion of Mullen Automotive Inc., a Delaware corporation (“Mullen Delaware”), to Mullen Automotive Inc., a Maryland corporation, in exchange for, or upon the conversion of, a share of the Series C Preferred Stock of Mullen Delaware (the “Delaware Series C Preferred Stock”), and the redemption price thereof, the original issue date of any share of Series C Preferred Stock shall be the date of the issuance of such exchanged or converted share of Delaware Series C Preferred Stock by Mullen Delaware.
E.   Conversion.   The holders of the Series C Preferred Stock shall have conversion rights as follows:
(1)   Right to Convert.   Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series C Original Issue Price (plus declared but unpaid dividends on a share of Series C Preferred Stock), by the Series C Conversion Price (the “Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Series C Conversion Price” shall be [the Series C Original Issue Price][$      ];2 provided, however, that the Series C Conversion Price shall be subject to adjustment as set forth in this Section E.
(2)   Automatic Conversion.   Subject to subsection E(4) below, each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (a) the issuance of shares of Common Stock underlying the Series C Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (b) the trading price for the Common Stock being more than two times the Series C Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the

2
If an adjustment to the Series C Conversion Price occurs prior to the effectiveness of the Conversion, including the proposed Reverse Stock Split, to be completed with the Series C Conversion Price in effect at the time of the Conversion.

Nasdaq Capital Market, and (c) the average daily trading dollar volume of the Corporation’s Common Stock during such twenty (20) Trading Days is equal to or greater than $4.0 million.
(3)   Mechanics of Conversion.   Before any holder of Series C Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, if any, duly endorsed, at the office of the Corporation or of any transfer agent for the shares of Series C Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates, if any, for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates, if any, for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the shares of Series C Preferred Stock shall not be deemed to have converted such shares of Series C Preferred Stock until immediately prior to the closing of such sale of securities.
(4)   Limitations on Conversion.   Notwithstanding anything to the contrary contained in the Charter, the Series C Preferred Stock shall not be convertible by a holder to the extent (but only to the extent) that the holder or any of its Affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the holder’s Series C Preferred Stock shall be convertible (vis-a-vis other convertible securities owned by the holder or any of its Affiliates) and of which such securities shall be convertible (as among all such securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Corporation for conversion. No prior inability to convert the Series C Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of shares of Series C Preferred Stock. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Corporation may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the holder, the Corporation shall within one (1) Business Day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion of convertible securities into Common Stock, including, without limitation, pursuant to the Charter or securities issued pursuant to the Charter. By written notice to the Corporation, any holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such holder sending such notice and not to any other holder. The term “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(5)   Conversion Price Adjustments of Series C Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.   The Series C Conversion Price shall be subject to adjustment from time to time as follows:
(a)   (i)   If the Corporation shall issue, on or after the date upon which the Articles of Incorporation of the Corporation, of which this Exhibit II forms a part, is accepted for filing by the State Department of Assessments and Taxation of Maryland (the “Filing Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series C Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Series C Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the Series C Conversion Price by a fraction, the numerator of which shall be (1) the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at the then-existing Series C Conversion Price; and the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this subsection E(5)(a)(i), the term “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock, (2) Common Stock issuable upon conversion of outstanding shares of Preferred Stock (without regard to any limitations on the conversion of the shares of Preferred Stock contained in the Charter), (3) Common Stock issuable upon exercise of outstanding stock options, and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase shares of Preferred Stock, conversion) of outstanding warrants. Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.
(ii)   No adjustment of the Series C Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (v)(3) and (v)(4), no adjustment of such Conversion Price pursuant to this subsection E(5)(a) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
(iii)   In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
(iv)   In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment.
(v)   In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection E(5)(a) and subsection E(5)(b):
(1)   The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections E(5)(a)(iii) and (5)(a)(iv)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.
(2)   The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections E(5)(a)(iii) and (5)(a)(iv)).
(3)   In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights, or equivalent options or rights issued by Mullen Delaware before the Conversion that resulted in a change to the Series C Conversion Price to the Delaware Series C Preferred Stock, or upon conversion of or in exchange for such convertible or exchangeable securities, or equivalent convertible or exchangeable securities issued by Mullen Delaware before the Conversion that resulted in a change to the Series C Conversion Price to the Delaware Series C Preferred Stock, including, but not limited to, a change resulting from the antidilution provisions thereof; the Series C Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
(4)   Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, including any such options, rights or convertible securities issued by Mullen Delaware before the Conversion that resulted in a change to the Series C Conversion Price of Mullen Delaware, the Series C Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
(5)   The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections E(5)(a)(v)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection E(5)(a)(v)(3) or (4).

(b)   “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection E(5)(a)(v)) by the Corporation on or after the Filing Date other than:
(i)   Common Stock issued pursuant to a transaction described in subsection E(5)(c) hereof;
(ii)   Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Board of Directors, provided, however, that the total number of shares exempt pursuant to this sub-section shall not exceed 10% of the Corporation’s total number of shares of Common Stock issued and outstanding on a fully diluted basis at such time of issuance;
(iii)   Common Stock issued pursuant to a Qualified Public Offering;
(iv)   Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
(v)   Common Stock issued in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;
(vi)   Common Stock issued or deemed issued pursuant to subsection E(5)(a)(v) as a result of a decrease in the Conversion Price of any series of Preferred Stock resulting from the operation of this subsection E(5);
(vii)   Common Stock issued or deemed issued in connection with bank debt, equipment leases or similar credit facilities, provided such issuances are for other than primarily equity financing purposes and approved by the Board of Directors;
(viii)   Common Stock issued upon conversion of the Preferred Stock; or
(ix)   Shares of Common Stock or Preferred Stock issued pursuant to the conversion of the Corporation from a Delaware corporation to a Maryland corporation.
(c)   In the event the Corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without a corresponding split or subdivision of the Series C Preferred Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series C Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection E(5)(a)(v).
(d)   If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, without a corresponding decrease of the number of shares of Series C Preferred Stock, then, following the record date of such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e)   For the avoidance of doubt, if the occurrence of any event after the Filing Date would have resulted in an adjustment to the “Series C Conversion Price” (as defined in the terms of the Delaware Series C Preferred Stock) if the Conversion had not occurred, such adjustment shall instead be made to the Series C Conversion Price hereunder.
(6)   Other Distributions.   In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection E(5)(c), then, in each such case for the purpose of this subsection E(6), the holders of the Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Exhibit II.
(7)   Recapitalizations.   If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section E or Section C) the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the shares of Series C Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section E with respect to the rights of the holders of the Series C Preferred Stock after the recapitalization to the end that the provisions of this Section E (including adjustment of the Series C Conversion Price then in effect and the number of shares purchasable upon conversion of the Series C Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
(8)   No Fractional Shares and Certificate as to Adjustments.
(a)   No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall either, at the Corporation’s option, be rounded (i) up to the next whole share or (ii) down to the nearest whole share and the Corporation shall pay in cash the fair value of any fractional shares as of the time when entitled to receive such fractions are determined, provided, however, that the Corporation may not round down if the nearest whole share is less than one (1).
(b)   Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section E, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Series C Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series C Preferred Stock.
(9)   Notices of Record Date.   In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series C Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, and the amount and character of such dividend or distribution.
(10)   Reservation of Stock Issuable Upon Conversion.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock (without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Exhibit II); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Charter.
(11)   Notices.   Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.
(12)   Waiver of Adjustment to Conversion Price.   Notwithstanding anything herein to the contrary, any downward adjustment of the Series C Conversion Price may be waived, either prospectively or retroactively or in a particular instance, by the consent or vote of all holders of the outstanding shares of Series C Preferred Stock (with regard to the Series C Conversion Price). Any such waiver shall bind all future holders of shares of Series C Preferred Stock.
F.   Voting Rights.   The holder of each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such share of Series C Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any meeting of stockholders in accordance with the bylaws of the Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
G.
Protective Provisions.

(1)   The Corporation shall not consummate a Liquidation Event without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series C Preferred Stock, voting as a separate class;
(2)   The Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series C Preferred Stock, voting as a separate class:
(a)   authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over or parity with the Series C Preferred Stock with respect to dividends, liquidation, redemption or voting;
(b)   amend the Charter or the Corporation’s bylaws to adversely affect the rights, preferences and privileges of the Series C Preferred Stock, which shall include any amendment to increase the number of authorized shares of Series C Preferred Stock;
(c)   enter into, or consummate the merger or consolidation of the Corporation with or into another entity, or
(d)   any voluntary dissolution, liquidation or winding up of the affairs of the Corporation or voluntary petition for bankruptcy or assignment for the benefit of creditors.

EXHIBIT III
SERIES D CONVERTIBLE PREFERRED STOCK
The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), of Mullen Automotive Inc., a Maryland corporation (the “Corporation”), are as set forth in this Exhibit III. Capitalized terms not defined herein shall have the meanings ascribed to them in the charter of the Corporation (the “Charter”). Capitalized terms defined in this Exhibit III shall have the meanings ascribed to them in this Exhibit III, notwithstanding a different definition of such term elsewhere in the Charter, including any other Exhibits thereto.
A.   Designation and Number of Shares.   The shares of such series of preferred stock shall be designated as “Series D Convertible Preferred Stock”. The number of authorized shares constituting the Series D Preferred Stock shall be                  ,1 which number shall not be subject to increase without the written consent of all of the holders of the Series D Preferred Stock (each, a “Holder” and collectively, the “Holders”).
B.   Definitions.   For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion” means the conversion of Mullen Delaware to the Corporation pursuant to the terms of the Delaware General Corporation Law and the Maryland General Corporation Law.
“Delaware Series D Preferred Stock” means the Series D Convertible Preferred Stock of Mullen Delaware, par value $0.001 per share.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” shall have the meaning given such term in Section 1.
“Liquidation Event” shall have the meaning set forth in Section 4.
“Maximum Percentage” shall have the meaning set forth in Section 6(d).
“Mullen Delaware” shall mean Mullen Automotive Inc., a Delaware corporation and the predecessor of the Corporation.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of June 7, 2022, between Mullen Delaware, and certain investors.

1
To constitute the number of shares of Series D Preferred Stock outstanding at the time of the Conversion.

“Purchase Notice Date” means the Trading Day on which a holder of Series D Preferred Stock receives a purchase notice pursuant to the terms of the Purchase Agreement.
“Qualified Public Offering” means the Corporation’s sale of Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form S-3 under the Securities Act, the public offering price of which was not less than $100,000,000 in the aggregate.
“Securities” means the Series D Preferred Stock and the Underlying Shares.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series D Conversion Price” shall have the meaning set forth in Section 6(a).
“Series D Original Issue Price” shall have the meaning set forth in Section 4(a).
“Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Series D Preferred Stock.
C.   Dividends.
(1)   From and after the date of original issuance by Mullen Delaware of any share of the Delaware Series D Preferred Stock that is converted into, or exchanged for, a share of Series D Preferred Stock pursuant to the Conversion, and from and after the date of issuance by the Corporation of any share of Series D Preferred Stock issued after the Conversion (and not in exchange for a share of Delaware Series D Preferred Stock pursuant to the Conversion), a cumulative dividend shall accrue on each outstanding share of Series D Preferred Stock, whether or not authorized by the board of directors of the Corporation (or, before the completion of the Conversion, by the board of directors of Mullen Delaware) and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 15.0% per annum on the sum of the Series D Original Issue Price (as defined below) plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any share of the Series D Preferred Stock shall be paid in cash only when, as and if authorized by the Board and declared by the Corporation out of funds legally available therefor or upon a liquidation or redemption of the Series D Preferred Stock in accordance with the provisions of the Charter; provided, that to the extent not paid on the fifth (5th) calendar day after the last day of each month (each such date, a “Series D Dividend Payment Date”), all accrued dividends on any share of the Series D Preferred Stock (including any such dividends that accumulated or accrued but were not paid on any share of Delaware Series D Preferred Stock before the completion of the Conversion) shall accumulate and compound on the applicable Series D Dividend Payment Date whether or not declared by the board of directors of the Corporation (or, before the completion of the Conversion, by the board of directors of Mullen Delaware) and shall remain accumulated, compounding dividends unless previously paid by

Mullen Delaware and until paid pursuant hereto or converted pursuant to the Charter. Subject to the preferential rights of the holders of any class or series of stock of the Corporation ranking senior to the Series D Preferred Stock as to dividend rights, all accrued and accumulated dividends on the shares of the Series D Preferred Stock as accrued pursuant to this Section 3(a) shall be prior and in preference to any dividend on any other series of Preferred Stock or the Common Stock and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any other series of Preferred Stock or the Common Stock, other than to declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock. For the avoidance of doubt, any dividends accrued or accumulated (including any compounded dividends) on any share of Delaware Series D Preferred Stock outstanding immediately before the completion of the Conversion that remain unpaid at the time of the completion of the Conversion shall, upon the exchange of such share for, or conversion of such share into, a share of Series D Preferred Stock, constitute accrued or accumulated dividends on such share of Series D Preferred Stock. This Corporation may elect to pay dividends for any month with a paid-in-kind election (“PIK”) if (a) the issuance of the shares of Common Stock issuable further to the PIK has been registered pursuant to the Securities Act and such registration remains effective, (b) the Corporation is then in compliance with all listing requirements of the Nasdaq Capital Market and (c) the average daily trading dollar volume of the Corporation’s Common Stock for ten (10) Trading Days in any period of twenty (20) consecutive Trading Days on the Nasdaq Capital Market is greater than Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000).
(2)   Subject to the rights of holders of any other class or series of stock of the Corporation, any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series D Preferred Stock pursuant to Section 3(a), shall be distributed among all holders of Common Stock, Series D Preferred Stock and any other series of Preferred Stock entitled thereto, including the Series A Preferred Stock and the Series C Preferred Stock, in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of preferred stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in the Charter.
D.   Liquidation Preference.
(1)   In the event of any Liquidation Event (as defined below), either voluntary or involuntary, upon the completion of any required distribution to the holders of any other class or series of stock of the Corporation, and subject to subsection (3) of this Section D, below, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of any class or series of stock not entitled to participate in distributions of Proceeds prior to or on parity with the Series D Preferred Stock, including the Series A Preferred Stock, the Series C Preferred Stock and the Common Stock, by reason of their ownership thereof, an amount per share equal to the Series D Original Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series D Preferred Stock and the holders of any class or series of stock entitled to participate in such a distribution of Proceeds on parity with the holders of Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock and such other class or series of stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (1). For purposes of the Charter, “Series D Original Issue Price” shall mean, for each share of the Series D Preferred Stock the lower of (a) $1.27 or (b) the closing price of the Common Stock on the Trading Market on the Trading Day immediately preceding the Purchase Notice Date (in each case, as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series D Preferred Stock).
(2)   Upon the completion of the distribution required by subsection (1) of this Section D and any required distribution to holders of shares of any other class or series of stock of the Corporation, including the Series A Preferred Stock and the Series C Preferred Stock, any remaining Proceeds available for distribution to stockholders shall be distributed among the holders of Common Stock and, to the extent provided by subsection (3) of this Section D, the holders of Series D Preferred Stock and the holders of any other series of Preferred Stock entitled thereto, which may include the Series A Preferred Stock and the Series C Preferred Stock, pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all Preferred Stock).
(3)   Notwithstanding the above, for purposes of determining the amount each holder of shares of Series D Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder of shares of such Series D Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of Series D Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event (without regard to any limitations on the conversion of the Series D Preferred Stock contained in the Charter) if, as a result of an actual conversion, such holder would receive, in the aggregate, pursuant to subsection (2) of this Section D, an amount greater than the amount that would be distributed to such holder pursuant to subsection (1) of this Section D if such holder did not convert such series of Series D Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Series D Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Series D Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock pursuant to subsection (1) of this Section D.
(4)   (a)   For purposes of this Section D, a “Liquidation Event” shall include (i) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (ii) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Corporation’s Securities), of the Corporation’s Securities if, after such closing(s), such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Corporation or (iv) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series D Preferred Stock in a financing transaction shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the outstanding shares of Series D Preferred Stock.
(b)   In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:
(i)   Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:
(1)   If traded on a securities exchange or through the Nasdaq, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing;
(2)   If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing; and
(3)   If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of the outstanding shares of Series D Preferred Stock.

(ii)   The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of the outstanding shares of Series D Preferred Stock.
(iii)   The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
(c)   In the event the requirements of this Section D are not complied with, the Corporation shall forthwith either:
(i)   cause such closing to be postponed until such time as the requirements of this Section D have been complied with; or
(ii)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series D Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(e)(iv) hereof.
(d)   This Corporation shall give each holder of record of Series D Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section D, and the Corporation shall thereafter give such holders prompt notice of any changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series D Preferred Stock that (i) are entitled to such notice rights or similar notice rights and (ii) represent at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock. The holders of the outstanding Series D Preferred Stock can waive the notice requirements described in this subsection (d) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series D Preferred Stock then outstanding.
E.   Redemption.   Subject to the conditions and other provisions of this Section E, the Corporation shall have the right to elect to redeem, out of funds legally available therefore, all (but not less than all) of the then outstanding shares of the Series D Preferred Stock in accordance with the following conditions:
(1)   at any time for a price per share equal to the Series D Original Issue Price, plus all unpaid accrued and accumulated dividends on such share (whether or not declared) (the “Series D Redemption Price”), provided: (a) the Series D Preferred Stock has been issued and outstanding for a period of at least one (1) year, (b) the issuance of the shares of Common Stock underlying the Series D Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective, and (c) the trading price for the Common Stock is less than the Series D Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the Nasdaq Capital Markets; or

(2)   in accordance with the following schedule; provided the issuance of shares of Common Stock underlying the Series D Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective:
Year 1	No Redemption
Year 2	Redemption at 120% of the Series D Redemption Price
Year 3	Redemption at 115% of the Series D Redemption Price
Year 4	Redemption at 110% of the Series D Redemption Price
Year 5	Redemption at 105% of the Series D Redemption Price
Year 6 and thereafter	Redemption at 100% of the Series D Redemption Price
Any such redemption shall occur not less than fifteen (15) days following receipt by the holders of the Series D Preferred Stock of a written election notice (the “Series D Election Notice”) from the Corporation stating the Corporation’s intent to exercise this election and the date upon which such redemption shall take effect (the “Series D Redemption Date”). Upon receipt of a Series D Election Notice, all holders of the Series D Preferred Stock shall be deemed to have consented to have all of their shares of the Series D Preferred Stock redeemed pursuant to this Section 5; provided, that notwithstanding anything to the contrary contained herein, each holder of shares of Series D Preferred Stock shall have the right to elect prior to the Series D Redemption Date to give effect to the conversion rights contained in Section 6 instead of giving effect to the provisions contained in this Section 5 with respect to the shares of Series D Preferred Stock held by such holder.
(3)   For the purpose of determining the right of the Corporation to redeem any share of Series D Preferred Stock that was issued in connection with the Conversion in exchange for, or upon the conversion of, a share of the Delaware Series D Preferred Stock, and the redemption price thereof, the original issue date of any share of Series D Preferred Stock shall be the date of the issuance of such exchanged or converted share of Delaware Series D Preferred Stock by Mullen Delaware.
F.   Conversion.   The holders of the Series D Preferred Stock shall have conversion rights as follows:
(1)   Right to Convert.   Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series D Conversion Price (the “Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Series D Conversion Price” shall be [the Series D Original Issue Price][$      ];2 provided, however, that the Series D Conversion Price shall be subject to adjustment as set forth in this Section F. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one (1) fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock).
(2)   Automatic Conversion.   Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (a) the issuance of shares of Common Stock underlying the Series D Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (b) the trading price for the Corporation’s Common Stock being more than two times the Series D Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the Nasdaq Capital Market, and (c) the average daily trading dollar volume of the Corporation’s Common Stock during such twenty (20) Trading Days is equal to or greater than Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000).

2
If an adjustment to the Series D Conversion Price occurs prior to the effectiveness of the Conversion, including the proposed Reverse Stock Split, to be completed with the Series D Conversion Price in effect at the time of the Conversion.

(3)   Mechanics of Conversion.   Before any holder of Series D Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, if any, duly endorsed, at the office of the Corporation or of any transfer agent for the Series D Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates, if any, for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates, if any, for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering Series D Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of such sale of securities.
(4)   Limitations on Conversion.   Notwithstanding anything to the contrary contained in the Charter, the Series D Preferred Stock shall not be convertible by a holder to the extent (but only to the extent) that the holder or any of its Affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the holder’s Series D Preferred Stock shall be convertible (vis-a-vis other convertible securities owned by the holder or any of its Affiliates) and of which such securities shall be convertible (as among all such securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Corporation for conversion. No prior inability to convert the Series D Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act . The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to any successor holder of the Series D Preferred Stock. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Corporation may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the holder, the Corporation shall within one (1) Business Day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion of convertible securities into Common Stock, including, without limitation, pursuant to the Charter or securities issued pursuant to the Charter. By written notice to the Corporation, any holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such holder sending such notice and not to any other holder.
(5)   Conversion Price Adjustments of Series D Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.   The Series D Conversion Price shall be subject to adjustment from time to time as follows:
(a)   (i)   If the Corporation shall issue, on or after the date upon which the Articles of Incorporation of the Corporation, of which this Exhibit III forms a part, is accepted for filing by the State Department of Assessments and Taxation of Maryland (the “Filing Date”), any Additional

Stock (as defined below) without consideration or for a consideration per share less than the Series D Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Series D Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the Series D Conversion Price by a fraction, the numerator of which shall be (1) the number of shares of Common Stock Outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at the then-existing Series D Conversion Price; and the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this subsection F(5)(a)(i), the term “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock, (2) Common Stock issuable upon conversion of outstanding preferred stock (without regard to any limitations on the conversion of the preferred stock contained in the Charter), (3) Common Stock issuable upon exercise of outstanding stock options, and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase preferred stock, conversion) of outstanding warrants. Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.
(ii)   No adjustment of the Series D Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (v)(3) and (v)(4), no adjustment of such Conversion Price pursuant to subsection F(5)(a) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
(iii)   In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
(iv)   In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment.
(v)   In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection F(5)(a) and subsection F(5)(b):
(1)   The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections F(5)(a)(iii) and (5)(a)(iv), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.
(2)   The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections F(5)(a)(iii) and (5)(a)(iv)).
(3)   In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights, or equivalent options or rights issued by Mullen Delaware before the Conversion that resulted in a change to the Series D Conversion Price to the Delaware Series D Preferred Stock, or upon conversion of or in exchange for such convertible or exchangeable securities, or equivalent convertible or exchangeable securities issued by Mullen Delaware before the Conversion that resulted in a change to the Series D Conversion Price to the Delaware Series D Preferred Stock,, including, but not limited to, a change resulting from the antidilution provisions thereof; the Series D Conversion Price to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
(4)   Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, including any such options, rights or convertible securities issued by Mullen Delaware before the Conversion that resulted in a change to the Series D Conversion Price of Mullen Delaware, the Series D Conversion Price to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
(5)   The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections F(5)(a)(v)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection F(5)(a)(v)(3) or (4).
(b)   “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection F(5)(a)(v)) by the Corporation on or after the Filing Date other than:
(i)   Common Stock issued pursuant to a transaction described in subsection F(5)(c) hereof;
(ii)   Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Board of Directors, provided, however, that the total number of shares exempt pursuant to this sub-section shall not exceed 10% of the total number of shares of Common Stock issued and outstanding on a fully diluted basis at such time of issuance;

(iii)   Common Stock issued pursuant to a Qualified Public Offering;
(iv)   Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
(v)   Common Stock issued in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;
(vi)   Common Stock issued or deemed issued pursuant to subsection F(5)(a)(v) as a result of a decrease in the Conversion Price of any series of preferred stock resulting from the operation of this subsection F(5);
(vii)   Common Stock issued or deemed issued in connection with bank debt, equipment leases or similar credit facilities, provided such issuances are for other than primarily equity financing purposes and approved by the Board of Directors; or
(viii)   Common Stock issued upon conversion of the Series D Preferred Stock.
(ix)   Shares of Common Stock or Preferred Stock issued pursuant to the Conversion.
(c)   In the event the Corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without a corresponding split or subdivision of the Series D Preferred Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series D Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection F(5)(a)(v).
(d)   If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, without a corresponding decrease of the Series D Preferred Stock then, following the record date of such combination, the Series D Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.
(e)   For the avoidance of doubt, if the occurrence of any event after the Filing Date would have resulted in an adjustment to the “Series D Conversion Price” (as defined in the terms of the Delaware Series D Preferred Stock) if the Conversion had not occurred, such adjustment shall instead be made to the Series D Conversion Price hereunder.
(6)   Other Distributions.   In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection F(5)(c), then, in each such case for the purpose of this subsection F(6), the holders of the Series D Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series D Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution without regard to any limitations on the conversion of the Series D Preferred Stock contained in this Exhibit III.

(7)   Recapitalizations.   If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section F) the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section F with respect to the rights of the holders of the Series D Preferred Stock after the recapitalization to the end that the provisions of this Section F (including adjustment of the Series D Conversion Price then in effect and the number of shares purchasable upon conversion of the Series D Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
(8)   No Fractional Shares and Certificate as to Adjustments.
(a)   No fractional shares shall be issued upon the conversion of any share or shares of the Series D Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall either, at the Corporation’s option, be rounded (i) up to the next whole share or (ii) down to the nearest whole share and the Corporation shall pay in cash the fair value of any fractional shares as of the time when entitled to receive such fractions are determined, provided, however, that the Corporation may not round down if the nearest whole share is less than one (1).
(b)   Upon the occurrence of each adjustment or readjustment of the Series D Conversion Price pursuant to this Section F, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Series D Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series D Preferred Stock.
(9)   Notices of Record Date.   In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series D Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, and the amount and character of such dividend or distribution.
(10)   Reservation of Stock Issuable Upon Conversion.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock (without regard to any limitations on the conversion of the Series D Preferred Stock contained in this Exhibit III); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment of the Charter.
(11)   Notices.   Any notice required by the provisions of this Section F to be given to the holders of shares of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

(12)   Waiver of Adjustment to Conversion Price.   Notwithstanding anything herein to the contrary, any downward adjustment of the Series D Conversion Price may be waived, either prospectively or retroactively or in a particular instance, by the consent or vote of all holders of the outstanding shares of Series D Preferred Stock (with regard to the Series D Conversion Price). Any such waiver shall bind all future holders of shares of Series D Preferred Stock.
G.   Voting Rights. Except as provided by law, the holder of each share of Series D Preferred Stock shall have no voting rights except as set forth below in Section H. To the extent the holder of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section H, then the holder of each share of Series D Preferred Stock shall have the right to one vote for each share, and shall be entitled to notice of such stockholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
H.   Protective Provisions.
(1)   This Corporation shall not consummate a Liquidation Event without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series D Preferred Stock, voting as a separate class;
(2)   This Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series D Preferred Stock, voting as a separate class:
(a)   authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over or parity with the Series D Preferred Stock with respect to dividends, liquidation, redemption or voting;
(b)   amend the Charter, including this Exhibit III, or the bylaws to adversely affect the rights, preferences and privileges of the Series D Preferred Stock, which shall include any amendment to increase the number of authorized shares of Series D Preferred Stock;
(c)   enter into, or consummate the merger or consolidation of the Corporation with or into another entity, or
(d)   voluntarily dissolve, liquidate or wind up the affairs of the Corporation or voluntarily petition for bankruptcy or assignment for the benefit of creditors.

Appendix E
MULLEN AUTOMOTIVE INC.
BYLAWS
ARTICLE I
OFFICES
Section 1.   PRINCIPAL OFFICE.   The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may from time to time designate.
Section 2.   ADDITIONAL OFFICES.   The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.   PLACE.   All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting. The Board of Directors may determine that a meeting not be held at any place, but instead may be held partially or solely by means of remote communication. In accordance with these Bylaws and subject to any guidelines and procedures adopted by the Board of Directors, stockholders and proxy holders may participate in any meeting of stockholders held by means of remote communication and may vote at such meeting as permitted by Maryland law. Participation in a meeting by these means constitutes presence in person at the meeting.
Section 2.   ANNUAL MEETING.   An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.
Section 3.   SPECIAL MEETINGS.
(a)   General.   Each of the chair of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chair of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”).
(b)   Stockholder-Requested Special Meetings.   (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.
(2)   In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than the Special Meeting Percentage shall be delivered to the secretary. In addition, the Special Meeting Request shall (i) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (ii) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (iii) set forth (A) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (B) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (C) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (iv) be sent to the secretary by registered mail, return receipt requested, and (v) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke such stockholder’s request for a special meeting at any time by written revocation delivered to the secretary.
(3)   The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives on behalf of the Corporation payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.
(4)   In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that if the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).
(5)   If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chair of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chair of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.
(6)   The chair of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(7)   For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
Section 4.   NOTICE.   Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.
Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(4) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this Section 4.
Section 5.   ORGANIZATION AND CONDUCT.   Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chair of the meeting or, in the absence of such appointment or appointed individual, by the chair of the board or, in the case of a vacancy in the office or absence of the chair of the board, by one of the following individuals present at the meeting in the following order: the lead independent director, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chair chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chair of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chair of the meeting, shall record the minutes of the meeting. Even if present at the meeting, the person holding the office named herein may delegate to another person the power to act as chair or secretary of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chair of the meeting. The chair of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chair and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chair of the meeting may determine; (c) recognizing speakers at the meeting and determining when and for how long speakers and any individual speaker may address the meeting; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chair of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place either (i) announced at the meeting or (ii) provided at a future time through means announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.
Section 6.   QUORUM.   At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast at least one-third of the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chair of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. The date, time and place of the meeting, as reconvened, shall be either (a) announced at the meeting or (b) provided at a future time through means announced at the meeting.
The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.
Section 7.   VOTING.   A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute, by the Charter or by these Bylaws. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chair of the meeting shall order that voting be by ballot or otherwise.
Section 8.   PROXIES.   A holder of record of shares of stock of the Corporation may cast votes in person or by proxy that is (a) executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law, (b) compliant with Maryland law and these Bylaws and (c) filed in accordance with the procedures established by the Corporation. Such proxy or evidence of authorization of such proxy shall be filed with the record of the proceedings of the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
Section 9.   VOTING OF STOCK BY CERTAIN HOLDERS.   Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.
Section 10.   INSPECTORS.   The Board of Directors or the chair of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chair of the meeting, the inspectors, if any, shall (a) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chair of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote, and (e) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
Section 11.   ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.
(a)   Annual Meetings of Stockholders.   (1) Nominations of individuals for election to the Board of Directors and proposals of other business to be considered at an annual meeting of stockholders by the stockholders may only be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).
(2)   For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information and representations required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(4) of this Article II) for the preceding year’s annual meeting (which, in the case of the Corporation’s annual meeting of stockholders held in 2024, shall mean the date of the annual meeting of stockholders held in 2023 by Mullen Automotive Inc., a Delaware corporation); provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The postponement or adjournment of an annual meeting (or the public announcement thereof) shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(3)   Such stockholder’s notice shall set forth:
(i)   as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;
(ii)   as to any other business that the stockholder proposes to bring before the meeting, (A) a description of such business (including the text of any proposal), the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom and (B) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Regulation 14A (or any successor provision) of the Exchange Act;
(iii)   as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,
(A)   the class, series and number of all shares of stock or other securities of the Corporation (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
(B)   the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,
(C)   whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the previous six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities and
(D)   any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
(iv)   as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,
(A)   the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and address, if different, of each such Stockholder Associated Person and any Proposed Nominee and
(B)   the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person that is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;
(v)   the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal;
(vi)   to the extent known by the stockholder giving the notice, the name and address of any other person supporting the nominee for election or reelection as a director or the proposal of other business;
(vii)   if the stockholder is proposing one or more Proposed Nominees, a representation that such stockholder, Proposed Nominee or Stockholder Associated Person intends or is part of a group which intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of Proposed Nominees in accordance with Rule 14a-19 of the Exchange Act; and
(viii)   all other information regarding the stockholder giving the notice and each Stockholder Associated Person that would be required to be disclosed by the stockholder in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.
(4)   Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a:
(i)   written representation executed by the Proposed Nominee:
(A)   that such Proposed Nominee (I) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, (II) consents to be named in a proxy statement as a nominee, (III) consents to serve as a director of the Corporation if elected, (IV) will notify the Corporation simultaneously with the notification to the stockholder of the Proposed Nominee’s actual or potential unwillingness or inability to serve as a director and (V) does not need any permission or consent from any third party to serve as a director of the Corporation, if elected, that has not been obtained, including any employer or any other board or governing body on which such Proposed Nominee serves;

(B)   attaching copies of any and all requisite permissions or consents; and
(C)   attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded); and
(ii)   written representation executed by the stockholder that such stockholder will:
(A)   comply with Rule 14a-19 promulgated under the Exchange Act in connection with such stockholder’s solicitation of proxies in support of any Proposed Nominee;
(B)   notify the Corporation as promptly as practicable of any determination by the stockholder to no longer solicit proxies for the election of any Proposed Nominee as a director at the annual meeting;
(C)   furnish such other or additional information as the Corporation may request for the purpose of determining whether the requirements of this Section 11 have been complied with and of evaluating any nomination or other business described in the stockholder’s notice; and
(D)   appear in person or by proxy at the meeting to nominate any Proposed Nominees or to bring such business before the meeting, as applicable, and acknowledges that if the stockholder does not so appear in person or by proxy at the meeting to nominate such Proposed Nominees or bring such business before the meeting, as applicable, the Corporation need not bring such Proposed Nominee or such business for a vote at such meeting and any proxies or votes cast in favor of the election of any such Proposed Nominee or of any proposal related to such other business need not be counted or considered.
(5)   Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(4) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by clause (iii) of paragraph (a)(1) of this Section 11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.
(6)   For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder or another Stockholder Associated Person or who is otherwise a participant (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in the solicitation, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. No stockholder may make a proposal of other business to be considered at a special meeting or, except as contemplated by and in accordance with the next two sentences of this Section 11(b), nominate an individual for election to the Board of Directors at a special meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of the Board of Directors or (2) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information and representations required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting. The postponement or adjournment of a special meeting (or public announcement thereof) shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c)   General.   (1) If any information or representation submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders, including any information or representation from a Proposed Nominee, shall be inaccurate in any material respect, such information or representation may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information or representation. Upon written request by the secretary or the Board of Directors, any such stockholder or Proposed Nominee shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (i) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, (ii) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting and, if applicable, satisfy the requirements of Rule 14a-19(a)(3)) submitted by the stockholder pursuant to this Section 11 as of an earlier date and (iii) an updated representation by each Proposed Nominee that such individual will serve as a director of the Corporation if elected. If a stockholder or Proposed Nominee fails to provide such written verification, update or representation within such period, the information as to which such written verification, update or representation was requested may be deemed not to have been provided in accordance with this Section 11.
(2)   Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. A stockholder proposing a Proposed Nominee shall have no right to (i) nominate a number of Proposed Nominees that exceed the number of directors to be elected at the meeting or (ii) substitute or replace any Proposed Nominee unless such substitute or replacement is nominated in accordance with this Section 11 (including the timely provision of all information and representations with respect to such substitute or replacement Proposed Nominee in accordance with the deadlines set forth in this Section 11). If the Corporation provides notice to a stockholder that the number of Proposed Nominees proposed by such stockholder exceeds the number of directors to be elected at a meeting, the stockholder must provide written notice to the Corporation within five Business Days stating the names of the Proposed Nominees that have been withdrawn so that the number of Proposed Nominees proposed by such stockholder no longer exceeds the number of directors to be elected at a meeting. If any individual who is nominated in accordance with this Section 11 becomes unwilling or unable to serve on the Board of Directors, then the nomination with respect to such individual shall no longer be valid and no votes may validly be cast for such individual. The chair of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)   Notwithstanding the foregoing provisions of this Section 11, the Corporation shall disregard any proxy authority granted in favor of, or votes for, director nominees other than the Corporation’s nominees if the stockholder or Stockholder Associated Person (each, a “Soliciting Stockholder”) soliciting proxies in support of such director nominees abandons the solicitation or does not (i) comply with Rule 14a-19 promulgated under the Exchange Act, including any failure by the Soliciting Stockholder to (A) provide the Corporation with any notices required thereunder in a timely manner or (B) comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act or (ii) timely provide sufficient evidence in the determination of the Board of Directors sufficient to satisfy the Corporation that such Soliciting Stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence. Upon request by the Corporation, such Soliciting Stockholder shall deliver to the Corporation, no later than five Business Days prior to the applicable meeting, sufficient evidence in the judgment of the Board of Directors that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(4)   For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time, provided, however, that in the case of the Corporation’s annual meeting of the stockholders in 2024, “the date of the proxy statement” shall mean the date of the proxy statement for annual meeting of stockholders of Mullen Automotive Inc., a Delaware corporation, held in 2023. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.
(5)   Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by, or routine solicitation contacts made by or on behalf of, the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of a definitive proxy statement on Schedule 14A by such stockholder or Stockholder Associated Person.
(6)   Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chair of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.
Section 12.   CONTROL SHARE ACQUISITION ACT.   Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.
ARTICLE III
DIRECTORS
Section 1.   GENERAL POWERS.   The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.
Section 2.   NUMBER, TENURE AND RESIGNATION.   A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering a resignation to the Board of Directors, the chair of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
Section 3.   ANNUAL AND REGULAR MEETINGS.   An annual meeting of the Board of Directors may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.
Section 4.   SPECIAL MEETINGS.   Special meetings of the Board of Directors may be called by or at the request of the chair of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.
Section 5.   NOTICE.   Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at such director’s business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or such director’s agent is personally given such notice in a telephone call to which the director or such director’s agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
Section 6.   QUORUM.   A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.
The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.
Section 7.   VOTING.   The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law or the Charter. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.
Section 8.   ORGANIZATION.   At each meeting of the Board of Directors, the chair of the board or, in the absence of the chair, the chief executive officer, if one, shall act as chair of the meeting. Even if present at the meeting, such director may designate another director to act as chair of the meeting. In the absence of both the chair of the board and chief executive officer, if one, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chair of the meeting. The secretary or, in the secretary’s absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chair of the meeting, shall act as secretary of the meeting.
Section 9.   MEETINGS BY REMOTE COMMUNICATION.   Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 10.   CONSENT BY DIRECTORS WITHOUT A MEETING.   Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.
Section 11.   VACANCIES.   If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.
Section 12.   COMPENSATION.   Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.
Section 13.   RELIANCE.   Each director and officer of the Corporation shall, in the performance of such director’s or officer’s duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.
Section 14.   RATIFICATION.   The Board of Directors or the stockholders may ratify any act, omission, failure to act or determination made not to act (an “Act”) by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the Act and, if so ratified, such Act shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any Act questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned Act.

ARTICLE IV
COMMITTEES
Section 1.   NUMBER, TENURE AND QUALIFICATIONS.   The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.
Section 2.   POWERS.   The Board of Directors may delegate to any committee appointed under Section 1 of this Article IV any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.
Section 3.   MEETINGS.   Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors, or in the absence of such designation, the applicable committee, may designate a chair of any committee, and such chair or, in the absence of a chair, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.
Section 4.   MEETINGS BY REMOTE COMMUNICATION.   Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 5.   CONSENT BY COMMITTEES WITHOUT A MEETING.   Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.
Section 6.   CHANGES.   Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member, to dissolve any such committee or to withdraw or add to any powers previously delegated to a committee.
ARTICLE V
OFFICERS
Section 1.   GENERAL PROVISIONS.   The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chair of the board, a vice chair of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until such officer’s successor is elected and qualifies or until such officer’s death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.
Section 2.   REMOVAL AND RESIGNATION.   Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering a resignation to the Board of Directors, the chair of the board, the lead independent director, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 3.   VACANCIES.   A vacancy in any office may be filled by the Board of Directors for the balance of the term.
Section 4.   CHAIR OF THE BOARD.   The Board of Directors may designate from among its members a chair of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chair of the board as an executive or non-executive chair. The chair of the board shall preside over the meetings of the Board of Directors. The chair of the board shall perform such other duties as may be assigned to the chair of the board by these Bylaws or the Board of Directors.
Section 5.   CHIEF EXECUTIVE OFFICER.   The Board of Directors may designate a chief executive officer. In the absence of such designation, the chair of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. The chief executive officer may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.
Section 6.   CHIEF OPERATING OFFICER.   The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.
Section 7.   CHIEF FINANCIAL OFFICER.   The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.
Section 8.   PRESIDENT.   In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.
Section 9.   VICE PRESIDENTS.   In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.
Section 10.   SECRETARY.   The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to the secretary by the chief executive officer, the president or the Board of Directors.

Section 11.   TREASURER.   The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to the treasurer by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.
The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all the transactions as treasurer and of the financial condition of the Corporation.
Section 12.   ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.   The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.
Section 13.   COMPENSATION.   The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director.
ARTICLE VI
CONTRACTS, CHECKS AND DEPOSITS
Section 1.   CONTRACTS.   The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.
Section 2.   CHECKS AND DRAFTS.   All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
Section 3.   DEPOSITS.   All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.
ARTICLE VII
STOCK
Section 1.   CERTIFICATES.   Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.
Section 2.   TRANSFERS.   All transfers of shares of stock shall be made on the books of the Corporation in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.
The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.
Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.
Section 3.   REPLACEMENT CERTIFICATE.   Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or such owner’s legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.
Section 4.   FIXING OF RECORD DATE.   The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.
When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.
Section 5.   STOCK LEDGER.   The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.
Section 6.   FRACTIONAL STOCK; ISSUANCE OF UNITS.   The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.
ARTICLE VIII
ACCOUNTING YEAR
The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX
DISTRIBUTIONS
Section 1.   AUTHORIZATION.   Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
Section 2.   CONTINGENCIES.   Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.
ARTICLE X
SEAL
Section 1.   SEAL.   The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland” or shall be in such other form as may be authorized by the Board of Directors. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 2.   AFFIXING SEAL.   Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XII
WAIVER OF NOTICE
Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.
ARTICLE XIII
EXCLUSIVE FORUM FOR CERTAIN LITIGATION
Section 1.   CERTAIN STATE LAW CLAIMS.   Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, or any successor provision thereof, and any action or proceeding asserting any Internal Corporate Claim, including without limitation: (i) any derivative action or proceeding brought on behalf of the Corporation, other than any action arising under federal securities laws, (ii) any claim, or any action or proceeding asserting a claim, based on an alleged breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation; or (iii) any claim, or any action or proceeding asserting a claim, against the Corporation or any director or officer or other employee of the Corporation arising under or pursuant to any provision of the MGCL, the Charter or these Bylaws; or (b) any action or proceeding asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine. None of the foregoing claims, or actions or proceedings, may be brought in any court sitting outside the State of Maryland unless the Corporation consents in writing to such court. This Section 1 of Article XIII does not apply to any action or proceeding under federal securities laws or claims arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.
Section 2.   FEDERAL CLAIMS.   Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This Section 2 of Article XIII does not apply to claims arising under the Exchange Act.
Section 3.   APPLICATION.   This Article XIII does not apply to any claim or cause of action, or any action or proceeding asserting a claim or cause of action, that arose solely as a result of actions and events that occurred before the completion of the conversion of the Corporation to a Maryland corporation.
ARTICLE XIV
AMENDMENT OF BYLAWS
Subject to the rights of the holders of any class or series of preferred stock of the Corporation, the Board of Directors is vested with the power to alter or repeal any provision of these Bylaws and to adopt new Bylaws.

Appendix F
DESCRIPTION OF POST-CONVERSION MULLEN AUTOMOTIVE CAPITAL STOCK
The following summarizes the material terms of the stock Mullen Automotive Inc., a Maryland corporation, as will be set forth in the proposed charter (the “Charter”) and proposed bylaws (the “Bylaws”), which will govern the rights of holders of shares of our stock after the completion of the Conversion. Copies of the forms of the Charter and Bylaws are attached as Appendix D and Appendix E, respectively, to this Proxy Statement. While we believe that the following description summarizes the material terms of the shares of stock of the Company to be issued in the Conversion, it may not contain all of the information that is important to you. We encourage you to read carefully this entire document, the Charter, the Bylaws and the other documents we refer to for a more complete understanding of the shares of our stock following the Conversion.
References in this section to “we,” “our,” or “us” or the “Company” generally refer to the Company, after the completion of the Conversion, unless otherwise specified.
General
Our authorized stock consists of 5,000,000,000 shares of our common stock, $0.001 par value per share (the “common stock”), and 500,000,000 shares of preferred stock, $0.001 par value per share (the “preferred stock”), of which a number of shares are classified and designated as Series A Preferred Stock, Series C Preferred Stock and Series D Convertible Preferred Stock (the “Series D Preferred Stock”), equal to the number of shares of each such series of stock outstanding immediately before the completion of the Conversion. Before the completion of the Conversion, and subject to obtaining any requisite approval of holders of outstanding shares of our then-outstanding preferred stock, the Board may classify and designate any or all of the 10,299,999 authorized shares of the preferred stock of the Company before the Conversion that are not currently designated as shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as shares of one or more series of preferred stock, which will have preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption negotiated with the potential purchasers thereof and approved by our Board before the completion of the Conversion. In this case, the Charter will reflect the classification and designation of a number of shares of each such series of preferred stock equal to the number of shares of such series outstanding immediately before the completion of the Conversion.
Under Maryland law, our stockholders generally are not liable for our debts or obligations solely as a result of their status as stockholders.
Our Charter authorizes our Board to, subject to the rights of holders of any class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, to approve any such action, reclassify any unissued shares of our common stock or preferred stock into other classes or series of stock, including additional classes or series of common stock or classes or series of preferred stock, and to establish the designation and number of shares of each such class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each such class or series. A majority of our entire Board has the power, subject to the rights of holders of any class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, to approve any such action, to increase or decrease the aggregate number of authorized shares of stock or the number of shares of any class or series of stock that we are authorized to issue, to classify and reclassify any unissued shares of our stock into other classes or series of stock, and to authorize us to issue the newly classified shares. See “Preferred Stock” below for a description of the voting rights of holders of our Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock. As a result, our Board could authorize the issuance of shares of common stock or another class or series of stock, including a class or series of preferred stock, that has preferential rights with respect to distributions or upon our liquidation, or preferential voting rights, over our common stock or any series of our existing preferred stock. These actions may be taken without stockholder approval unless such approval is required by applicable law, the terms of any other class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, or the rules of any stock exchange or automated quotation system on which any of our stock is listed or traded.

Common Stock
Common stockholders are entitled to receive distributions when, as and if authorized by our Board and declared by us out of assets legally available for the payment of dividends. Common stockholders are also entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of, or adequate provision for, all of our known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our stock, including our outstanding shares of preferred stock and any shares of stock we may issue in the future.
Our common stockholders have no preference, conversion, exchange, sinking fund or redemption rights and have no preemptive rights to subscribe for any of our capital stock. Our Charter provides that our stockholders generally have no appraisal rights unless our Board determines that appraisal rights will apply to one or more transactions in which our common stockholders would otherwise be entitled to exercise such rights. Holders of shares of our common stock have equal dividend, liquidation and other rights.
Subject to the terms of any other class or series of our stock that we may issue, each outstanding share of our common stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors. Cumulative voting in the election of directors is not permitted. Directors are elected by a plurality of the votes cast at a duly called meeting of stockholders at which a quorum is present. The presence in person or by proxy of stockholders entitled to cast at least one-third of the votes entitled to be cast at a meeting of stockholders constitutes a quorum. This means that the holders of a majority of the voting power of our capital stock can effectively elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
Under Maryland law and our Charter, our dissolution, certain amendments to the Charter, a merger, conversion or statutory share exchange of the Company with or into another entity or the sale of all or substantially all of our assets must be declared advisable by our Board and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on such matter, provided that certain amendments to our Charter may, in addition, require the approval of holders of a majority of the then outstanding shares of one or more series of our preferred stock, each voting as a separate class. Further, unless the terms of any future class or series of our preferred stock provide otherwise, the holders of one or more classes or series of our preferred stock will have the exclusive right to vote (voting as separate classes or voting together as a single class, as may be set forth in the terms of such classes or series of preferred stock) on any amendment to our Charter on which the holders of such specified classes or series of preferred stock are entitled to vote and that would alter only the contract rights, as expressly set forth in the Charter, of preferred stock of such specified classes or series; and the holders of any other classes and series of our stock, including our common stock, will not be entitled to vote on such an amendment. See “Preferred Stock” below for a description of the voting rights of holders of our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. Maryland law also permits a corporation to transfer all or substantially all of its assets without the approval of its stockholders to an entity, all of the equity interests of which are owned, directly or indirectly, by the corporation.
Preferred Stock
Our Charter provides that our Board has the authority, without action by our stockholders, to classify, designate and issue shares of preferred stock in one or more classes or series and to fix the designation, number of shares, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of any class or series of preferred stock. However, our ability to issue shares on parity with, or senior to, the Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock are subject to certain restrictions and consent rights discussed below, and may be subject to the rights of any class or series of stock that we issue in the future.
Unless the terms of a class or series of our preferred stock provide otherwise (and the terms of our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock do not provide otherwise), shares of our preferred stock that are redeemed, converted, repurchased or otherwise acquired in any other manner by the Corporation will revert to the status of authorized but unissued shares of preferred stock without further designation as to class or series, until such shares are once more classified by our Board in accordance with our Charter.
Unless the terms of a class or series of our preferred stock provide otherwise (and the terms of our Series A Preferred Stock, Series C Preferred Stock Series D Preferred Stock do not provide otherwise), the holders of a class or series of preferred stock will have the exclusive right to vote on amendments to our Charter that would alter only the contract rights of that class or series of preferred stock, and the holders of any other classes and series of our stock, including our common stock, will not be entitled to vote on such an amendment.
Any future issuance of shares of preferred stock could adversely affect the voting power and distribution and liquidation rights of holders of our stock, and the likelihood that the holders of such new class or series of stock will receive dividend payments, and payments upon liquidation, could have the effect of delaying, deferring or preventing a change in control that might involve a premium price for our common stock or that our common stockholders otherwise believe to be in their best interests.
Series A Preferred Stock
Conversion.   The Series A Preferred Stock is convertible at the option of each holder at any time on a [4]-for-1 basis (as such number may be adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to our common stock, whether such event occurs before or after the Conversion, including the proposed Reverse Stock Split). The Series A Preferred Stock will automatically convert into shares of common stock on a [4]-for-1 basis (as so adjusted) upon the earlier of (i) a firm commitment underwritten offering of our common stock of $100 million or greater, or a “Qualified Public Offering” or (ii) the date specified by written consent or agreement of the holders of the then outstanding shares of Series A Preferred Stock.
Redemption Rights.   The Series A Preferred Stock is not redeemable.
Dividends and Other Distributions.   Subject to the rights of holders of any class or series of our stock ranking senior to the Series A Preferred Stock as to dividends and other distributions (other than distributions upon the occurrence of a Liquidation Event (as defined below)), including our Series D Preferred Stock, holders of Series A Preferred Stock will be entitled to share equally in any dividend or other distribution declared on our common stock and any other class or series of stock entitled to share equally in such a dividend, pro rata, on an as-converted basis.
Liquidation, Dissolution, and Winding Up.   Subject to the rights of holders of any class or series of our stock entitled to a preference over our Series A Preferred Stock with respect to the distribution of our assets upon the occurrence of a Liquidation Event, including our Series C Preferred Stock and our Series D Preferred Stock, the holders of Series A Preferred Stock are entitled to receive, prior and in preference to any distribution of any proceeds of such a Liquidation Event to the holders of our common stock, or any other junior equity securities we may issue in the future, by reason of their ownership thereof, $[2.50] per share for each share of the Series A Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A Preferred Stock, including the proposed Reverse Stock Split), plus declared but unpaid dividends on such share, unless the amount that the holders of Series A Preferred Stock would be entitled to receive in connection with such a Liquidation Event upon conversion of all of their shares of Series A Preferred Stock to common stock would be a larger amount, in which case, the holders of Series A Preferred Stock will be deemed to have converted all of their shares of Series A Preferred Stock into common stock and will, instead, will receive such larger amount.
The term “Liquidation Event” is defined in the Charter and, subject to certain exceptions, includes a sale or other disposition of all or substantially all of the Company’s assets, certain mergers, consolidations and transfers of securities, and any liquidation, dissolution or winding up of the Company.
Voting Rights.   Holders of shares of Series A Preferred Stock will be entitled to vote together with the holders of our common stock as a single class on any matter brought before the holders of our common stock. Until November 5, 2024, holders of shares of Series A Preferred Stock will be entitled to cast 1,000 votes for each share of Series A Preferred Stock on each such matter and, from and after November 5, 2024, will be entitled to cast one vote per share of Series A Preferred Stock on each such matter.

In addition, the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be required to approve:
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Any waiver of the occurrence of a Liquidation Event with respect to the Series A Preferred Stock or the determination of certain matters in connection with a Liquidation Event;

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The authorization or issuance of any equity security (including any security convertible into or exercisable for such an equity security) having a preference over the Series A Preferred Stock with respect to dividends, liquidation or redemption, or having a preference over, or on parity with, the Series A Preferred Stock with respect to voting (other than the common stock); and

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Any amendment to our Charter or Bylaws to materially and adversely affect the rights, preferences and privileges of the shares of Series A Preferred Stock, including any increase in the number of authorized shares of Series A Preferred Stock.

Series C Preferred Stock
Conversion.   The Series C Preferred Stock is convertible at the option of each holder at any time into the number of shares of common stock determined by dividing the Series C Original Issue Price (which is currently $[220.85] per share and is subject to proportional adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the shares of Series C Preferred Stock, whether such event occurs before or after the Conversion, including the proposed Reverse Stock Split), plus all declared and unpaid dividends thereon), by the Series C Conversion Price, as applicable, in effect on the date the certificate is surrendered for conversion. The “Series C Conversion Price” is currently $[220.85], and is subject to adjustment as set forth in the Charter, including in connection with stock splits, stock dividends or combinations or the issuance of additional shares of our common stock, subject to certain exceptions, at a price that is less than the then-current Series C Conversion Price, whether such event occurs before or after the Conversion, including the proposed Reverse Stock Split. All of the Series C Preferred Stock shall automatically convert into common stock at any such time as (i) the shares underlying the Series C Preferred Stock are subject to an effective registration statement, (ii) the trading price for the common stock is more than two times the Series C Conversion Price for twenty (20) trading days in any period of thirty (30) consecutive trading days on Nasdaq CM and (iii) the average daily trading dollar volume of the common stock during such twenty (20) trading days is equal to or greater than $4.0 million. The Series C Preferred Stock will not be convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.99% of the common stock, subject to certain protections as provided in our Charter.
Dividends and Other Distributions.   Subject to the rights of holders of any class or series of our stock ranking senior to the Series C Preferred Stock as to dividends and other distributions (other than distributions upon the occurrence of a Liquidation Event), including our Series D Preferred Stock, holders of Series C Preferred Stock will be entitled to share equally in any dividend or other distribution declared on our common stock and any other class or series of stock entitled to share equally in such a dividend, pro rata, on an as-converted basis, without regard to any limitations on the conversion of the Series C Preferred Stock.
Redemption Rights.   There is no mandatory redemption date, but, subject to the conditions set forth below, all, but not less than all, of the shares of Series C Preferred Stock are redeemable by the Company at any time, provided that, if the Company issues notice to redeem, any holder of Series C Preferred Stock will have fifteen (15) days before the date of redemption to convert such shares to common stock. The redemption price is equal to the Series C Original Issue Price, plus all unpaid accrued and accumulated dividends, whether or not declared (the “Series C Redemption Price”). The conditions to the redemption are as follows: (i) the shares have been issued and outstanding (whether before or after the Conversion) for at least one (1) year, (ii) the issuance of the shares of common stock underlying the shares has been registered pursuant to the Securities Act and the registration statement remains effective at such time, and (iii) the trading price for the common stock is less than the Series C Conversion Price for twenty (20) trading days in any period of thirty (30) consecutive trading days on the Nasdaq CM. In addition to the above, the shares are also redeemable in accordance with the following schedule, provided the issuance of shares of common stock underlying the shares has been registered and the registration statement remains effective:
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Year 1:   No Redemption

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Year 2:   Redemption at 120% of the Series C Redemption Price

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Year 3:   Redemption at 115% of the Series C Redemption Price

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Year 4:   Redemption at 110% of the Series C Redemption Price

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Year 5:   Redemption at 105% of the Series C Redemption Price

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Year 6 and thereafter:   Redemption at 100% of the Series C Redemption Price

Liquidation, Dissolution, and Winding Up.   Subject to the rights of holders of any class or series of our stock entitled to a preference over our Series C Preferred Stock with respect to the distribution of our assets upon the occurrence of a Liquidation Event, including our Series D Preferred Stock, the holders of the Series C Preferred Stock will be entitled to receive, prior and in preference to any distribution of the proceeds of such a Liquidation Event to the holders of our Series A Preferred Stock or our common stock, or any other junior equity security we may issue in the future, by reason of their ownership thereof, an amount per share equal to the Series C Original Issue Price, plus declared but unpaid dividends, unless the amount that the holders of Series C Preferred Stock would be entitled to receive in connection with such a Liquidation Event upon conversion of all of their shares of Series C Preferred Stock to common stock (without regard to any limitations on the conversion of the Series C Preferred Stock) would be a larger amount, in which case, the holders of Series C Preferred Stock will be deemed to have converted all of their shares of Series C Preferred Stock into common stock and will, instead, receive such larger amount.
Voting Rights.   Holders of shares of Series C Preferred Stock will be entitled to vote together with the holders of our common stock as a single class on any matter brought before the holders of our common stock, and will be entitled to cast one vote per share of our common stock into which such share of Series C Preferred Stock could then be converted on each such matter, with any fractional voting rights available on an as-converted basis (after aggregating all shares of common stock into which shares of Series C Preferred Stock held by each holder could be converted) being rounded to the nearest whole number (with one-half being rounded upward).
In addition, the approval of the holders of a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class, will be required to approve:
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Any waiver of the occurrence of a Liquidation Event with respect to the Series C Preferred Stock or the determination of certain matters in connection with a Liquidation Event;

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The authorization or issuance of any equity security (including any security convertible into or exercisable for such an equity security) having a preference over or on parity with the Series C Preferred Stock with respect to dividends, liquidation, redemption or voting;

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Any amendment to our Charter or Bylaws to adversely affect the rights, preferences and privileges of the shares of Series C Preferred Stock, including any increase in the number of authorized shares of Series C Preferred Stock;

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A merger or consolidation of the Company with or into another entity, or

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Our voluntary dissolution, liquidation or winding up, or voluntary petition for bankruptcy or assignment for the benefit of creditors.

Series D Preferred Stock
Voting Rights.   Except as provided by law, the Series D Preferred Stock will have no voting rights except that approval from a majority of the then-outstanding shares of Series D Preferred Stock, voting as a separate class, will be required to approve (i) our voluntary dissolution, liquidation or winding up or voluntary petition for bankruptcy or assignment for the benefit of creditors, (ii) a merger or consolidation of the Company with or into another entity, (iii) a Liquidation Event, (iv) any amendment to our Charter or Bylaws which adversely affects the rights, preferences and privileges of the Series D Preferred Stock, including any increase in the number of authorized shares of Series D Preferred Stock, (v) any authorization or issuance of any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over, or that is on parity with, the Series D Preferred Stock with respect to dividends, liquidation, redemption or voting or (vi) any waiver of the occurrence of a Liquidation Event with respect to the Series D Preferred Stock or the determination of certain matters in connection with a Liquidation Event.

Conversion.   The Series D Preferred Stock is automatically converted into shares of common stock at the applicable Conversion Rate at the time in effect immediately upon (A) the issuance of shares of common stock underlying the Series D Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (B) the trading price for shares of common stock being more than two times the Series D Conversion Price for twenty (20) trading days in any period of thirty (30) consecutive trading days on the Nasdaq Capital Market, and (C) the average daily trading dollar volume of common stock during such twenty (20) trading days is equal to or greater than $27.5 million. The Series D Preferred Stock is convertible at the option of each holder at any time into the number of shares of common stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series D Conversion Price (the “Conversion Rate”), in effect on the date the certificate is surrendered for conversion. The initial “Series D Conversion Price” is the Series D Original Issue Price, and is subject to adjustment as set forth in our Charter, including in connection with stock splits, stock dividends or combinations or the issuance of additional shares of our common stock, subject to certain exceptions, at a price that is less than the then-current Series C Conversion Price, whether such event occurs before or after the Conversion, including the proposed Reverse Stock Split. The “Series D Original Issue Price” of any share of Series D Preferred Stock the lesser of $[31.75] per share and the closing price of our common stock on the NASDAQ Stock Market on the trading day immediately before the date on which the holder of such share of Series D Preferred Stock purchased such share, and is subject to proportional adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the shares of Series D Preferred Stock, whether such event occurs before or after the Conversion, including the proposed Reverse Stock Split. The Series D Preferred Stock will not be convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.99% of the common stock, subject to certain protections as provided in the Charter.
Dividends.   The Series D Preferred Stock bears a cumulative 15.0% per annum fixed dividend payable no later than the 5th day after the end of each month on the Series D Original Issue Price plus unpaid accrued and accumulated dividends. Any dividends accrued or accumulated (including any compounded dividends) on any share of Series D Preferred Stock outstanding immediately before the completion of the Conversion that remains unpaid at the time of the completion of the Conversion will, upon the exchange of such share for, or conversion of such share into, a share of Series D Preferred Stock issued by the Company pursuant to the Charter, constitute accrued or accumulated dividends on such share of Series D Preferred Stock. Subject to the rights of holders of any class or series of our stock ranking senior to the Series D Preferred Stock as to dividends and other distributions (other than distributions upon the occurrence of a Liquidation Event), such dividends on the Series D Preferred Stock will be prior to any dividends on any other series of preferred stock or our common stock. The Company may elect to pay dividends for any month with a paid-in-kind election (“PIK”) if (i) the shares issuable further to the PIK are subject to an effective registration statement, (ii) the Company is then in compliance with all listing requirements of Nasdaq and (iii) the average daily trading dollar volume of the common stock for ten trading days in any period of twenty consecutive trading days on the NASDAQ is equal to or greater than $27.5 million.
In addition, and after payment of any dividends and other distributions to holders of any class or series of our stock ranking senior to our common stock, holders of Series D Preferred Stock will be entitled to share equally in any dividend or other distribution declared on our common stock and any other class or series of stock entitled to share equally in such a dividend, pro rata, on an as-converted basis, without regard to any limitations on the conversion of the Series D Preferred Stock.
Redemption Rights.   There is no mandatory redemption date, but, subject to the conditions set forth below, all, but not less than all, of the shares of Series D Preferred Stock will be redeemable by the Company at any time, provided that if the Company issues notice to redeem, any holder of Series D Preferred Stock shall have 15 days before the date of redemption to convert such shares to common stock. The redemption price will be equal to the Series D Original Issue Price, plus all unpaid accrued and accumulated dividends, whether or not declared (the “Series D Redemption Price”). The conditions to the redemption will be follows: (i) the shares have been issued and outstanding (whether before or after the Conversion) for at least one year, (ii) the issuance of the shares of common stock underlying the shares has been registered pursuant to the Securities Act and the registration statement remains effective, and (iii) the trading price for the common stock is less than the Series D Conversion Price for twenty (20) trading days in any period of thirty (30) consecutive trading days on the Nasdaq CM. In addition to the above, the shares will also be redeemable in accordance with the following schedule provided the issuance of shares of common stock underlying the shares has been registered and the registration statement remains effective:
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Year 1:   No Redemption

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Year 2:   Redemption at 120% of the Series D Redemption Price

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Year 3:   Redemption at 115% of the Series D Redemption Price

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Year 4:   Redemption at 110% of the Series D Redemption Price

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Year 5:   Redemption at 105% of the Series D Redemption Price

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Year 6 and thereafter:   Redemption at 100% of the Series D Redemption Price

Liquidation, Dissolution, and Winding Up.   Subject to the rights of holders of any class or series of our stock entitled to a preference over our Series D Preferred Stock with respect to the distribution of our assets upon the occurrence of a Liquidation Event, the holders of the Series D Preferred Stock will be entitled to receive, prior and in preference to any distribution of the proceeds of such a Liquidation Event to the holders of our Series A Preferred Stock, Series C Preferred Stock or common stock, or any other junior equity securities we may issue in the future, by reason of their ownership thereof, an amount per share equal to the Series D Original Issue Price, plus declared but unpaid dividends, unless the amount that the holders of Series D Preferred Stock would be entitled to receive in connection with such a Liquidation Event upon conversion of all of their shares of Series D Preferred Stock to common stock (without regard to any limitations on the conversion of the Series D Preferred Stock) would be a larger amount, in which case, the holders of Series D Preferred Stock will be deemed to have converted all of their shares of Series D Preferred Stock into common stock and will, instead, receive such larger amount.
Additional Series of Preferred Stock
Before the completion of the Conversion, and subject to obtaining any requisite approval of holders of outstanding shares of our then-outstanding preferred stock, the Board may classify and designate any or all of the 10,299,999 authorized shares of the preferred stock of the Company before the Conversion that are not currently designated as shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as shares of one or more series of preferred stock, which will have preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption negotiated with the potential purchasers thereof and approved by our Board before the completion of the Conversion. Any such series of preferred stock may have preferential rights with respect to distributions or upon our liquidation, or preferential voting rights, over our common stock or any series of our existing preferred stock, and the issuance of any such series of preferred stock could have the effect of delaying, deferring or preventing a change in control that might involve a premium price for our common stock or that our common stockholders otherwise believe to be in their best interests. If any such series of preferred stock is duly authorized before the Conversion, the Charter will reflect the designation of a number of shares of each such series of preferred stock equal to the number of shares of such series outstanding immediately before the completion of the Conversion and set forth the terms of each such series of preferred stock.
Certain Provisions of Maryland Law and Our Charter and Bylaws
Our Board of Directors
We have a staggered board of directors that is divided into three classes, with terms ending at the third annual meeting following the election of such class and until each director’s successor is duly elected and qualifies. The number of directors in each class and the expiration of each class term will be as follows:
Class I	3 Directors	Expires 2025
Class II	2 Directors	Expires 2026
Class III	2 Directors	Expires 2024

At each annual meeting of our stockholders, successors of the class of directors whose term expires at that meeting will be elected for a term ending at the third succeeding annual meeting of stockholders and when their successors are duly elected and qualify, and the directors in the other two classes will continue in office.
Under our Charter and Bylaws, the number of directors of our Company may be established, increased or decreased only by a majority of our entire Board, but may not be fewer than the minimum number required under the Maryland General Corporation Law (the “MGCL”) (which is one) nor, unless our Bylaws are amended, more than 15. We have elected by a provision of our Charter to be subject to a provision of Maryland law requiring that, subject to the rights of holders of one or more future classes or series of our stock, any vacancy may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.
Removal of Directors
Our Charter provides that, subject to the rights of holders of one or more future classes or series of stock to elect or remove one or more directors, any director, or the entire Board, may be removed at any time, but only for cause, as such term is defined in our Charter, and then only by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors.
Business Combinations
Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested stockholder, or an affiliate of such an interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Maryland law defines an interested stockholder as:
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any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MGCL if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.
After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, voting together as a single voting group; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, voting together as a single voting group.

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a corporation’s board of directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, our Board will adopt a resolution exempting any business combination with any other person, provided that such business combination is first approved by the Board, including a majority of our directors who are not affiliates or associates of such person. Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations involving us. As a result, any person will be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with the supermajority vote requirements and other provisions of the statute. There can be no assurance that our Board will not amend or revoke this resolution at any time in the future.
Control Share Acquisitions
The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to those shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by stockholders entitled to exercise or direct the exercise of voting power in the election of directors generally, but excluding: (1) the person who has made or proposes to make the control share acquisition; (2) any officer of the corporation; or (3) any employee of the corporation who is also a director of the corporation. “Control shares” are voting shares of stock that, if aggregated with all other such shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors of the Maryland corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the control shares. If no request for a special meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders is held at which the voting rights of such shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition statute does not apply (1) to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our Bylaws contain a provision exempting from the control share acquisition statute any and all control share acquisitions by any person of shares of our stock. There can be no assurance that this provision will not be amended or eliminated at any time in the future.

Subtitle 8
Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, (or the “Exchange Act,”) and at least three independent directors to elect, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to be subject to any or all of five provisions which provide for:
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a classified board;

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a two-thirds vote requirement for removing a director;

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a requirement that the number of directors be fixed only by vote of the directors;

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a requirement that a vacancy on the board of directors be filled only by a vote of the remaining directors (whether or not they constitute a quorum) and for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; or

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a majority requirement for the calling of a special meeting of stockholders.

We have elected in our Charter to be subject to the Subtitle 8 provision which provides that vacancies on our Board may be filled only by the remaining directors (whether or not they constitute a quorum) and that a director elected by the Board to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is duly elected and qualifies. We have not elected to be subject to any of the other provisions of Subtitle 8. Through provisions in our Charter and Bylaws unrelated to Subtitle 8, we (i) have a classified Board, (ii) vest in our Board the exclusive power to fix the number of directors and (iii) require, unless called by our chair of the Board, our chief executive officer, our president or our Board, the request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting to call a special meeting of stockholders.
Meetings of Stockholders
Under our Bylaws and pursuant to Maryland law, annual meetings of stockholders will be held each year at a date and at the time and place determined by our Board. Special meetings of stockholders may be called by our Board, the chair of our Board, our chief executive officer or our president. Additionally, subject to the provisions of our Bylaws, special meetings of stockholders to act on any matter that may properly be considered at a meeting of stockholders must be called by our secretary upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast on such matter at such meeting who have requested the special meeting in accordance with the procedures set forth in, and provided the information and certifications required by, our Bylaws. Only matters set forth in the notice of the special meeting may be considered and acted upon at such a meeting. Our secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before our secretary may prepare and deliver the notice of the special meeting.
Amendments to Our Charter and Bylaws
Under the MGCL and our Charter, we generally cannot amend our Charter unless declared advisable by our Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter, provided that certain amendments to our Charter may, in addition, require the approval of holders of a majority of the then outstanding shares of one or more series of our preferred stock, each voting as a separate class, including our Series A Preferred Stock, our Series C Preferred Stock and our Series D Preferred Stock. Further, unless the terms of any future class or series of our preferred stock provide otherwise, the holders of one or more classes or series of our preferred stock will have the exclusive right to vote (voting as separate classes or voting together as a single class, as may be set forth in the terms of such classes or series of preferred stock) on any amendment to our Charter on which the holders of such specified classes or series of preferred stock are entitled to vote and that would alter only the contract rights, as expressly set forth in the Charter, of preferred stock of such specified classes or series; and the holders of any other classes and series of our stock, including our common stock, will not be entitled to vote on such an amendment. Our Board, with the approval of a majority of the entire Board, and, except as set forth in the terms of any class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, without any action by our stockholders, may also amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we are authorized to issue. Our Board, without stockholder approval, may also amend our Charter to change our name or change the name or other designation or par value of any class or series of our stock or the aggregate par value of our stock. See “Preferred Stock” above for a description of the voting rights of holders of our Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock.
Subject to the rights of holders of any class or series of our stock, including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, described above under the caption “Preferred Stock,” our Board has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new bylaws. Other than limited voting rights of holders of our preferred stock, our stockholders do not have the power to amend our Bylaws.
Advance Notice of Director Nominations and New Business
Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of business to be considered by stockholders at the meeting may be made only:
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pursuant to our notice of the meeting;

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by or at the direction of our Board; or

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by a stockholder who was a stockholder of record at the record date set by the Board for the meeting, at the time of giving of the notice required by our Bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures set forth in, and provided the information and certifications required by, our Bylaws.

Our Bylaws require stockholders to provide notice to our secretary containing the information required by our Bylaws not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in our Bylaws) for the preceding year’s annual meeting (which, in the case of our annual meeting of stockholders held in 2024, means the date of the annual meeting of stockholders held in 2023 by our Company before the completion of the Conversion), unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, in order for notice to be timely, such notice must be delivered not earlier than the 150th day prior to the date of the annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of the annual meeting is first made.
With respect to special meetings of stockholders, our Bylaws provide that only the business specified in our notice of meeting may be brought before the special meeting of stockholders, and nominations of individuals for election to our Board may be made only:
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by or at the direction of our Board or

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provided that the meeting has been called in accordance with our Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board for the meeting, at the time of giving of the notice required by our Bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions set forth in, and provided the information and certifications required by, our Bylaws.

Any stockholder may nominate one or more individuals for election as a director if a notice containing the information required by our Bylaws is delivered to our secretary not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.
The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford our Board and our stockholders the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by our Board, to inform stockholders and make recommendations regarding the nominations or other proposals. Although our Bylaws do not give our Board the power to disapprove timely stockholder nominations and proposals, our Bylaws may have the effect of precluding a contest for the election of directors or proposals for other action if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors to our Board or to approve its own proposal.
Anti-Takeover Effect of Certain Provisions of Maryland Law and of Our Charter and Bylaws
Our election to be subject to the provision of Subtitle 8 vesting in our Board the exclusive power to fill vacancies on our Board and the advance notice provisions of our Bylaws could delay, defer or prevent a transaction or a change of control of our Company. In addition, our classified Board may delay, defer or prevent a change in control or other transaction that might involve a premium over the then prevailing market price for our common stock or other attributes that our stockholders may consider desirable. A classified board of directors could prevent stockholders who do not agree with the policies of our Board from replacing a majority of the Board for two years, except in the event of removal for cause.
Further, a majority of our entire Board has the power to increase or decrease the aggregate number of authorized shares of stock or the number of shares of any class or series of stock that we are authorized to issue, to classify and reclassify any unissued shares of our stock into other classes or series of stock, and to authorize us to issue the newly classified shares, as discussed above under the caption “Common Stock.” As a result, our Board could authorize the issuance of shares of common stock or another class or series of stock, including a class or series of preferred stock, that could have the effect of delaying, deferring or preventing a change in control of us that might involve a premium price for our common stock or that our common stockholders otherwise believe to be in their best interests. These actions may be taken without stockholder approval unless such approval is required by applicable law, the terms of any other class or series of our stock (including our Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or the rules of any stock exchange or automated quotation system on which any of our stock is listed or traded. We believe that the power of our Board to increase or decrease the number of authorized shares of stock and to classify or reclassify unissued shares of our common stock or preferred stock and thereafter to cause us to issue such shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise.
Our Charter and Bylaws also provide that the number of our directors may be established only by our Board, which prevents our stockholders from increasing the number of our directors and filling any vacancies created by such increase with their own nominees. The provisions of our Bylaws discussed above under the captions “— Meetings of Stockholders” and “— Advance Notice of Director Nominations and New Business” require stockholders seeking to call a special meeting, nominate an individual for election as a director or propose other business at an annual or special meeting to comply with certain notice and information requirements. We believe that these provisions will help to assure the continuity and stability of our business strategies and policies as determined by our Board and promote good corporate governance by providing us with clear procedures for calling special meetings, information about a stockholder proponent’s interest in us and adequate time to consider stockholder nominees and other business proposals. However, these provisions, alone or in combination, could make it more difficult for our stockholders to remove incumbent directors or fill vacancies on our Board with their own nominees and could delay, defer or prevent a change in control, including a proxy contest or tender offer that might involve a premium price for our common stockholders or otherwise be in the best interest of our stockholders.
No Stockholder Rights Plan
We do not currently have a stockholder rights plan.

Exclusive Forum
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, and any action or proceeding asserting any Internal Corporate Claim, including without limitation: (i) any derivative action or proceeding brought on our behalf (other than any action arising under federal securities laws), (ii) any claim, or any action or proceeding asserting a claim, based on an alleged breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders; or (iii) any claim, or any action or proceeding asserting a claim, against us or any of our directors or officers or other employees arising under or pursuant to any provision of the MGCL, our Charter or our Bylaws; or (b) any action or proceeding asserting a claim against us or any of our directors, officers or other employees that is governed by the internal affairs doctrine. None of the foregoing claims, or actions or proceedings, may be brought in any court sitting outside the State of Maryland unless we consent in writing to such court. These choice of forum provisions will not apply to any action or proceeding under federal securities laws or claims arising under the Securities Act, or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Further, these choice of forum provisions will not apply to any claim or cause of action, or any action or proceeding asserting a claim or cause of action, that arose solely as a result of actions and events that occurred before the completion of the Conversion.
Furthermore, our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be, to the fullest extent permitted by law, the sole and exclusive forum for the resolution of any claim arising under the Securities Act. Although our Bylaws contain the choice of forum provisions described above, it is possible that a court could rule that such provisions are inapplicable for a particular claim or action or that such provisions are unenforceable. For example, under the Securities Act, federal courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, the exclusive forum provisions described above do not apply to any actions brought under the Exchange Act.
Limitation of Liability and Indemnification of Directors and Officers
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our Charter contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law.
The MGCL requires a Maryland corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:
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the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

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the director or officer actually received an improper personal benefit in money, property or services; or

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in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or on behalf of the corporation or if the director or officer was adjudged liable on the basis that personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of:
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a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

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a written undertaking, which may be unsecured, by the director or officer or on the director’s or officer’s behalf to repay the amount paid if it is ultimately determined that the standard of conduct has not been met.

Our Charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the director’s or officer’s ultimate entitlement to indemnification to:
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any present or former director or officer (including former directors or officers of our Company before the completion of the Conversion) who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity; or

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any individual who, while a director or officer of our Company (before or after the completion of the Conversion) and at our request, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The rights to indemnification and advance of expenses provided by our Charter vest immediately upon the election of a director of officer. Our Charter also permits us, with the approval of our Board, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of our Company or a predecessor of our Company.
In connection with the Conversion we expect to enter into indemnification agreements with each of our directors and executive officers.
Listing
Our common stock is listed on Nasdaq under the symbol “MULN”.
Transfer Agent and Registrar
Our transfer agent and registrar for our common stock is Continental Stock Transfer & Trust Company.

Appendix G
Section 262 of the Delaware General Corporation Law
§ 262. Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

Appendix H
PERFORMANCE STOCK AWARD AGREEMENT
Part I. NOTICE OF STOCK GRANT
Participant Name: David Michery
Address:
The Participant has been granted rights to the common stock, par value $0.001 per share (the “Common Stock”) of Mullen Automotive, Inc. (the “Company”) pursuant to the terms and conditions of this Performance Stock Award Agreement (the “Agreement”), as follows. Any capitalized term that is not defined in this Part I of the Agreement titled “Notice of Stock Grant” has the meaning assigned to such term in Part II of the Agreement titled “Terms and Conditions of Stock Grant,” attached hereto as Exhibit A (the “Terms and Conditions”).
I.    Vesting Requirements.
This is a performance-based stock award and, subject to Participant continuing as the Chief Executive Officer of the Company (the “Chief Company Executive”) through each vesting event, shall vest upon the satisfaction of the Milestones as described in more detail below.
As detailed in Table 1 below, there are five (5) vesting tranches (each a “Tranche”), with each Tranche representing a portion of the stock grant covering that number of Shares specified next to the applicable Tranche number in Table 1 below. Each Tranche shall vest upon the achievement of one of the milestones specified in Table 1 below (each, a “Milestone”), all subject to Participant continuing as the Chief Company Executive as of the date of vesting through the date the Compensation Committee determines, approves and certifies that the requisite vesting conditions for the applicable Tranche have been satisfied (a “Certification”). Separate Certifications may occur on separate dates with respect to the achievement of each Milestone that are required for the vesting of any Tranche, provided that the vesting date of such Tranche will be the date on which the latter Certification necessary in order for the Tranche to vest is completed.
II.    Table 1. Award and Milestone Performance Requirements.
(a)   VEHICLE COMPLETION MILESTONES.   For each vehicle completion milestone set forth below that is satisfied within the performance period specified, the Company will issue to Participant a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of Common Stock :
(i) Procuring full USA certification and homologation of its Class Three Van by end of December 2023;
(ii) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2025; and
(iii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2025.
(b)   REVENUE BENCHMARK MILESTONES.   For each $25 Million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the Date of Grant and the end of December 2025, the Company will issue to Participant a number of shares of Common Stock equal to 1% of Mullen’s then-current total issued and outstanding shares of Common Stock as of the date a Revenue Tranche is achieved.

Performance Stock Award Agreement
Participant David Michery
[•], 2023
(c)   BATTERY DEVELOPMENT MILESTONES.   For each Battery Development milestone set forth below that is satisfied within the performance period specified, the Company will issue to Participant a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock:
(i) The Company either directly or in collaboration with a joint venture partner developing or producing new and more advanced battery cells by the end of December 2024;
(ii) The Company either directly or in collaboration with a joint venture partner scaling its battery cells in the USA to the vehicle pack level for the Mullen Class 1 vehicle by the end of December 2024;
(iii) The Company either directly or in collaboration with a joint venture partner scaling its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2024;
(d)   JV-ACQUISITION MILESTONES.   If Mullen enters into a partnership, joint venture, purchase and sale or similar transaction by the end of 2025 where the Company acquires a majority interest in a enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Participant a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the JV-Acquisition milestone is achieved.
(e)   ACCELERATED DEVELOPMENT MILESTONE.   If Mullen acquires a facility with existing equipment that allows the Company to expedite scaling of battery pack production in the USA, the Company will issue to Participant a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the Accelerated Development milestone is achieved.
[Signature page follows.]

Performance Stock Award Agreement
Participant David Michery
[•], 2023
(f)   IN WITNESS WHEREOF, the Company and Participant have executed this Agreement as of the dates below.
MULLEN AUTOMOTIVE, INC.
By:

Name: Jonathan New
Title:   Chief Financial Officer
Date:
AGREED AND ACCEPTED
Participant

David Michery
Date:

Performance Stock Award Agreement
Participant David Michery
[•], 2023
EXHIBIT A
Part II. TERMS AND CONDITIONS OF STOCK GRANT
1.   Definitions.   As used herein, the following definitions shall apply to the following capitalized terms:
1.1.   “Acquisition” means any merger of a corporation or other entity with or into the Company by the Company of a corporation or other entity, or purchase by the Company of all or substantially all assets of a corporation or other entity.
1.2.   “Administrator” means the Compensation Committee of the Board; provided that while Participant is a Director, Participant shall recuse himself from any Board approvals relating to the administration of the Agreement or this Award.
1.3.   “Agreement” means this Performance Stock Grant Agreement between the Company and Participant evidencing the terms and conditions of the Award.
1.4.   1.4 “Award” means the Stock granted pursuant to this Agreement.
1.5.   “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of shares of common stock, including but not limited to U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the laws of any non-U.S. country or jurisdiction applicable to the Award.
1.5.   “Board” means the Board of Directors of the Company.
1.6.   “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section, any valid regulation or other guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
1.7.   “Common Stock” or “Shares” means the common stock of the Company.
1.8.   “Company” means Mullen Automotive, Inc., a Delaware corporation, or any successor thereto.
1.9.   “Director” means a member of the Board.
1.10.   “Date of Grant” means the latest date this Agreement is signed by the Company and the Participant.
1.11.   “Participant” means the person named as the “Participant” in the Notice of Grant.
2.   Grant of Award.   The Company hereby grants to Participant named in the Notice of Grant the Award for the number of Shares, as set forth in the Notice of Grant.
3.   Vesting Requirements.   The Award awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously the Chief Company Executive from the Date of Grant set forth in the Notice of Grant (“Date of Grant”) until the date such vesting occurs.
4.   Exercise of Award.
4.1.   Right to Exercise. This Award may be exercised only upon achievement of the milestone terms set out in the Notice of Grant.

Performance Stock Award Agreement
Participant David Michery
[•], 2023
4.2.   Method of Exercise. This Award is exercisable by delivery of an exercise notice, in a form approved by the Administrator (the “Exercise Notice”), or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Award, the number of Shares in respect of which the Award is being exercised (the “Exercised Shares”). The Exercise Notice will be completed by Participant and delivered to the Company.
4.3.   Term of Award. In the event that the Company’s stockholders do not approve this Agreement within twelve (12) months following the Date of Grant, the Award automatically will be forfeited as of such date and Participant shall have no further rights to the Award or any Shares underlying the Award. In no event may the Award or any portion thereof be exercised before the Company’s stockholders approve the Award, notwithstanding any vesting of all or a portion of the Award prior to such stockholder approval.
5.   Adjustments; Dissolution of Liquidation; Merger or Change in Control.
5.1.   Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Agreement (and in a manner that will not provide Participant with any greater benefit or potential benefits than intended to be made available under the Agreement, other than as may be necessary solely to reflect changes resulting from any such aforementioned event), will adjust the number, class, and exercise price of shares covered by the Award.
5.2.   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Award will terminate immediately prior to the consummation of such proposed action.
6.   Rights as Stockholder.   Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
7.   Non-Transferability of Award.   This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
8.   Successors and Assigns.   The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and Participant’s heirs, legatees, legal representatives, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may be assigned only with the prior written consent of the Company.
9.   Administrator Authority.   The Administrator will have the power and authority to construe and interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Award have vested and whether any Change in Control has occurred). All actions taken and all interpretations and determinations made by the

Performance Stock Award Agreement
Participant David Michery
[•], 2023
Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement.
10.   Electronic Delivery.   The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under this Agreement or future Awards that may be awarded by the Company by electronic means or request Participant’s consent to participate in any equity-based compensation plan or program maintained by the Company by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in such plan or program through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
11.   Captions.   Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
12.   Agreement Severable.   In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
13.   Modifications to the Agreement.   This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
14.   No Waiver.   Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
15.   No Advice Regarding Grant.   The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding this Agreement, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with Participant’s own tax, legal and financial advisors regarding this Agreement before taking any action related to this Agreement.
16.   Governing Law and Venue.   This Agreement will be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Orange County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award is made and/or to be performed.
* * * * *

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYPRELIMINARYV19512-P966571. To elect two Class II Directors to serve for a three-yearterm ending as of the annual meeting in 2026;1a. Kent PuckettNominees:1b. Mark Betor2. To approve amendments to the Company’s 2022 EquityIncentive Stock Plan (the “2022 Plan”) to increase thenumber of shares of Common Stock authorized forissuance under the 2022 Plan by 49,000,000 shares;6. To select, on a non-binding advisory basis,whether future advisory votes on thecompensation of our named executive officersshould be every one, two or three years;7. To approve, for purposes of complying with Nasdaq ListingRule 5635(c), the issuance of shares of Common Stockto our Chief Executive Officer pursuant to a PerformanceStock Award Agreement;8. To approve, for purposes of complying with NasdaqListing Rule 5635(d), amendments to a securities purchaseagreement to provide for the issuance of $30 millionin additional shares of Common Stock and warrantsexercisable into shares of Common Stock, and any futureadjustments of the exercise price of the warrants;9. To ratify the appointment of RBSM LLP as the independentregistered public accounting firm of the Companyfor the fiscal year ending September 30, 2023; and10. To adjourn the Annual Meeting from time to time, to alater date or dates, if necessary or appropriate, undercertain circumstances, including for the purpose ofsoliciting additional proxies in favor one or more of theforegoing proposals, in the event the Company does notreceive the requisite stockholder vote to approve suchproposal(s) and/or establish a quorum.3. To approve the amendment of the Company’s SecondAmended and Restated Certificate of Incorporation to effecta reverse stock split of the Company’s outstanding commonstock at an exchange ratio between 1-for-2 to 1-for-10,as determined by the Company’s Board of Directors;4. To approve the conversion of Mullen Automotive Inc. froma Delaware Corporation to a Maryland Corporation.5. To approve, on a non-binding advisory basis, thecompensation of our named executive officers;For Against AbstainPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.MULLEN AUTOMOTIVE INC.The Board of Directors recommends you vote FOR thefollowing proposals:The Board of Directors recommends you vote FOR thefollowing proposals:The Board of Directors recommends you vote3 Year on the following proposal:MULLEN AUTOMOTIVE INC.1405 PIONEER ST.BREA, CA 92821For Against Abstain1 Year 2 Years 3 Years AbstainFor WithholdVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on August 2, 2023. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MULN2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET onAugust 2, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o
Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, EP-BR and Form 10-K are available at www.proxyvote.com.V19513-P96657MULLEN AUTOMOTIVE INC.Annual Meeting of StockholdersAugust 3, 2023 at 9:30 a.m. Pacific Daylight TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) David Michery and Jonathan New, and either of them, as proxies, each with full powerof substitution and revocation, and hereby authorize(s) each of them to represent and to vote, as designated on the reversehereof, all of the shares of capital stock of MULLEN AUTOMOTIVE INC. that the undersigned is/are entitled to vote at theAnnual Meeting of Stockholders to be held on August 3, 2023 at 9:30 a.m. Pacific Daylight Time, in a virtual meeting format atwww.virtualshareholdermeeting.com/MULN2023, and any adjournment or postponement thereof.The undersigned also hereby authorize(s) the above named proxies (or their substitutes) to vote in his/her/their discretion on suchother business (including the election of substitute nominees if one or more of the nominees listed in this proxy becomes unableto serve) as may properly come before this Annual Meeting, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side